TCW GALILEO FUNDS
 October 31, 2001

                                ANNUAL REPORT
                                ----------------------------------------------
                                U.S. Equities

  Aggressive Growth Equities

     Convertible Securities

          Earnings Momentum

               Focused Large Cap Value

                    Growth Insights

                         Health Sciences

                              Large Cap Growth

                                   Large Cap Value

                                        Select Equities

                                             Small Cap Growth

                                                  Small Cap Value

                                                       Technology

                                                            Value Opportunities



                                         [LOGO TCW GALILEO FUNDS INC.]
                                               THE POWER OF INDEPENDENT THINKING
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TCW GALILEO FUNDS, INC.
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U.S. EQUITIES
TABLE OF CONTENTS                                               OCTOBER 31, 2001

Letter to Shareholders............................    1

Management Discussions............................    2

Schedules of Investments:

  TCW Galileo Aggressive Growth Equities Fund.....   38

  TCW Galileo Convertible Securities Fund.........   41

  TCW Galileo Earnings Momentum Fund..............   45

  TCW Galileo Focused Large Cap Value Fund........   48

  TCW Galileo Growth Insights Fund................   50

  TCW Galileo Health Sciences Fund................   52

  TCW Galileo Large Cap Growth Fund...............   54

  TCW Galileo Large Cap Value Fund................   57

  TCW Galileo Select Equities Fund................   60

  TCW Galileo Small Cap Growth Fund...............   62

  TCW Galileo Small Cap Value Fund................   66

  TCW Galileo Technology Fund.....................   70

  TCW Galileo Value Opportunities Fund............   72

Statements of Assets and Liabilities..............   75

Statements of Operations..........................   78

Statements of Changes in Net Assets...............   81

Notes to Financial Statements.....................   87

Financial Highlights..............................  101

Independent Auditors' Report......................  120

Tax Information Notice............................  121

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TO OUR SHAREHOLDERS

We are pleased to submit the October 31, 2001 annual reports for the TCW Galileo Funds. On the following pages we have provided a discussion and analysis of each Fund's investment performance as well as a graphical analysis of each Fund's performance since inception.

TCW is committed to providing you with superior professional investment management and distinctive personal service through the TCW Galileo Funds. In addition, TCW carefully monitors each Fund's overall expense ratio to maintain their competitiveness.

On May 1, 2001, we launched Galileo On-Line service which allows investors to conduct Fund transactions via the internet.

The TCW Galileo Funds continue to provide our clients with targeted investment strategies featuring daily liquidity, competitive management fees and no front end loads, or deferred sales charges.

Please call our Shareholders Services Department at (800) FUND-TCW (386-3829) if you have any questions or would like further information on the TCW Galileo Funds.

Marc I. Stern Signature

Marc I. Stern
Chairman of the Board
December 5, 2001

1
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TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Aggressive Growth Equities Fund (the "Fund") returned a negative 62.42% for the fiscal year ended October 31, 2001 for its I Class shares. The S&P 400 Midcap Index was negative 12.45% for the same period. For the N Class shares, the return was negative 62.63%. The performance of the Fund's two classes varies because of differing expenses.

The events of September 11th were a horrific punctuation to what had already been an extremely difficult twelve to eighteen months for the U.S. equity markets and economy. The day before the terrorist attacks, the Nasdaq Composite and S&P 500 closed 66% and 22%, respectively, off their Spring 2000 highs. Against the backdrop of a contested Presidential election, terrorist attacks, the spreading U.S. recession and weakening foreign economies, the twelve months ended October 31, 2001 were extremely difficult for the Fund and major market indices.

These are clearly challenging and unprecedented times. We are over twelve months into a recession in capital spending and corporate profits. This contraction quickly spread to the broader economy, which according to the National Bureau of Economic Research had entered a recession by March. Even before the terrorist attacks, there were clear signs this recession was spreading to the all-important consumer segment of the economy. September 11 likely delays any recovery in the U.S. economy by two or more quarters. This difficult and tragic news is more than discounted in the poor performance of both the equity markets in general and the Fund in particular. We will not "sugar-coat" these returns. We believe strongly, however, that this is an important and attractive juncture for the strategy. In this letter we will discuss why we believe the U.S. equity markets, and importantly aggressive growth stocks, today represent an unusually compelling investment. We will discuss the seeds of an economic recovery that were in place prior to September 11th. The terrorist attacks may postpone this recovery, but cannot stop it. The combination of powerful fiscal and monetary stimuli indicates we will eventually enjoy a robust recovery. Finally, we will discuss the steps we are taking to position the Fund to fully benefit from the investment opportunities before us today.

Before the terrorist actions, we had begun to see signs of a bottoming in the economy and early indications of a recovery towards the end of the year, give or take a couple of months. In August, the National Association of Purchasing Managers survey, an important leading indicator of economic activity, recorded its largest monthly increase in five years. While only one month, the magnitude of the increase was significant. Advertising, which is very sensitive to the ebb and flow of the economic cycle seemed to be improving on the margin. The inventories of many of the base suppliers of the economy such as chip manufacturers and PC companies were reaching cyclically low levels. The word out of many of our companies was that while business remained very tough, conditions were no longer deteriorating and revenues looked to be on plan. This anecdotal evidence was supported by the pace of third-quarter preannouncements, which before the attacks, was running at half the rate of the first two quarters of 2001.

Most importantly, we entered September with the tailwind of 300bp of Fed rate cuts behind us. Including the 150bp in cuts since the terrorist attacks, the Federal Reserve's target rate has been cut 4 1/2 percentage points this year and is now it's lowest since 1962. Granted, the economy was probably still absorbing the full effect of the Federal Reserve's last round of tightening a mere fifteen months before in May 2000. Historically, monetary easing does have a positive impact on economic growth, albeit with a six to eighteen month lag. This would indicate the first Federal Reserve rate cuts of January 2001 should be rippling through the economy now. Between the Fed actions, low inventory levels and stabilizing demand, many of the necessary preconditions for a recovery were falling in to place in early September. A year ago, the yield curve had inverted, correctly anticipating a recession. Today, the yield curve has regained its typical positive slope, suggesting at least bond investors anticipate a return to economic growth. Similarly, the strong recovery in the U.S. equity markets in October is an indication investors are beginning to
2
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discount a recovery. We are particularly gratified in the Fund's performance in
October. We believe the Fund's 14.5% return during the month (relative to 4.4%, 10.5% and 12.8% for the S&P MidCap 400, Russell Midcap Growth and Nasdaq Composite Indexes, respectively) validates our belief that the Fund is populated with high-quality growth companies with very attractive long-term prospects. In the past, these have always been the type of companies to which investors returned first in a market recovery. In October, this patter began playing out again.

Following the terrorist attacks, the recovery is likely delayed at least six months. The tragedies have left consumers badly shaken, and more apt to stay home watching the news than visiting malls and spending money. Another terrorist attack could be severely damaging to the national psyche and economy. While press reports have often sought to paint a bleak picture, the decisions made immediately following the attack are actually quite positive for the economy. The cooperation between the Federal Reserve and European Central Bank in coordinating interest rate cuts was unprecedented, and it is clear the policy makers who govern monetary policy are determined to continue to provide liquidity. The money allocated to repair the physical damage and respond to the terrorist threat will act as a fiscal stimulus. While war is not something to relish, the spending that traditionally ensues has helped the economy to recover from far deeper recessions than this. Finally, the unanimity being exhibited on both sides of the political aisle will probably help create the environment needed for companies to reopen the investment spigot. While delayed, the inevitable economic recovery should be quite robust, fueled by continued aggressive monetary policy and likely substantial fiscal stimulus.

We believe aggressive growth equities today are unusually attractive. The markets have priced in a great deal of bad news, including not just a very weak economy and poor corporate earnings, but also the extreme uncertainty precipitated by an extraordinary event. The risk-return tradeoff in stocks today looks very favorable for growth investors. Equities in general look quite attractive, when their returns are compared to Treasuries. One must go back to the mid-1970s to find a time when equities have so underperformed ten and thirty-year Treasuries. Similarly, growth equities have underperformed value stocks to an unprecedented degree. Finally, smaller cap growth equities have underperformed value, giving up almost all of their historical relative outperformance for the first time since 1989. We believe the odds favor our strategy at these levels.

It is important for our investors to understand how we position the Fund to take advantage of these uncommon opportunities, while avoiding many of the pitfalls recent economic and political events can put in investors' paths. Clearly, visibility into near-term business conditions and earnings is poor. This puts a premium on fundamental research. As usual, we spend much of our time focusing on the balance sheets of potential investments, assessing each company's resources to weather these adverse conditions. Much of our focus today is on identifying those growth companies that are taking market share and have pristine balance sheets. Companies that emerge from a recession as market share leaders will have less competition, better pricing and much greater earnings power than when they entered the recession. Once demand returns for these companies, a disproportionate amount of this revenue should drop straight to the bottom line, particularly for companies who have reduced their cost structures (as many of ours have). This operating leverage should lead to very powerful earnings growth for these companies in an economic recovery. Today, we have the rare chance to purchase these great companies at the lowest valuations we have seen. In the easy capital markets of 1999 and early 2000, many growth industries were over-capitalized. For instance, in software, many more companies came public than their respective markets could support. Today, we are witnessing a necessary rationalization of this and other industries, as competitors with weak balance sheets or managements and inferior products are forced to exit the market. Thus, while few companies escape lowered earnings in a recession, those with superior products or services and a strong financial

3
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TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

position take share and emerge stronger than before. As a result, these are exactly the types of companies investors desire in a market and economic recovery. The Fund's strong performance in October demonstrates to us that these are also the types of companies the Fund owns.

Of particular relevance is our strategy for investing in technology companies, which typically have comprised a disproportionate share of the Fund. We continue to expect technology to be one of the most fertile areas for investment, and as such will remain a significant part of the Fund. It has been suggested by some that technology is "over," both as a growth industry and as a profitable area for equity investment. To us, this notion is tantamount to saying that all the good ideas have already been thought. There is no reason to believe technology will not continue to be the source of the innovations that enable companies to provide their goods and services better, faster and cheaper -- in other words, to earn higher revenues and greater profits.

Technology is not a monolithic industry like automobiles, paper or steel. Instead, it is comprised of a number of dissimilar industries, each with different cycles, economics and customers. While one of these industries may be entering a recession, another may be experiencing accelerating growth. We have always found attractive places to invest in technology. The only way to identify them is through bottom-up, fundamental research. Today, this research reveals a mixed landscape within technology. We believe many areas are unattractive. For instance, we find few compelling investments in the telecommunications equipment industry, where we expect spending by customers (telecommunications carriers) to continue falling for some time. This view is reflected in our minimal weighting in these equipment companies. In contrast, we see signs of improvement in the non-commodity portions of the semiconductor industry. Here, we see unsustainably low inventories and bottoming demand suggesting a coming cyclical recovery. In software, where demand has been weak all year, the terrorist attacks delayed software sales in September, leading to depressed third quarter revenue and earnings reports from these companies. When enterprise demand for software returns, as we are sure it will owing to the productivity gains to be had from such investments, the earnings growth from these companies could be explosive, with substantial upside for equity holders. With most of these companies trading at very low valuations we see little downside to these stocks. It may well be that the leadership groups and companies within technology that lead on the way out of this recession will be different than those that outperformed during the last cycle. Regardless, our objective is to find those areas within technology where the greatest innovation is being created and where the next large, profitable growth companies are emerging.

We are today at the convergence of several very negative forces. We are optimistic, however, about the equity markets and our strategy because of the leverage we see when these forces reverse themselves. The foundation of the resilient U.S. economy is intact, and corporate revenue growth is certain to return. When it does, the earnings growth and expansion in profitability of the companies we own should be outstanding. We expect these earnings coupled with the multiple expansion which should accompany a recovery in market psychology will add up to much higher stock prices. Over a complete market cycle, returns to equity investors are not driven by emotional reactions to extraordinary events, but instead by earnings. We strive to own great aggressive growth companies that can quickly grow earnings through a complete economic cycle. We believe the Fund is populated with companies that can do just that.

4
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             TCW Galileo Aggressive Growth Equities Fund - I Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  Since Inception
(62.42)%                             5.22%   7.55%           15.60%

          FUND    S&P MIDCAP 400 W/ INCOME
Nov 94   $24,343                   $23,873
Dec 94   $25,605                   $24,092
Jan 95   $25,246                   $24,342
Feb 95   $26,481                   $25,618
Mar 95   $27,627                   $26,062
Apr 95   $27,448                   $26,586
May 95   $27,821                   $27,227
Jun 95   $30,517                   $28,336
Jul 95   $33,799                   $29,814
Aug 95   $34,615                   $30,366
Sep 95   $36,555                   $31,102
Oct 95   $38,194                   $30,302
Nov 95   $39,697                   $31,625
Dec 95   $41,137                   $31,546
Jan 96   $41,758                   $32,004
Feb 96   $42,991                   $33,089
Mar 96   $45,196                   $33,486
Apr 96   $50,101                   $34,508
May 96   $52,178                   $34,975
Jun 96   $49,778                   $34,450
Jul 96   $43,986                   $32,120
Aug 96   $46,177                   $33,973
Sep 96   $49,882                   $35,454
Oct 96   $47,952                   $35,556
Nov 96   $48,213                   $37,559
Dec 96   $46,230                   $37,601
Jan 97   $47,743                   $39,012
Feb 97   $42,055                   $38,702
Mar 97   $36,994                   $37,052
Apr 97   $37,829                   $38,013
May 97   $43,516                   $41,337
Jun 97   $45,655                   $42,498
Jul 97   $50,247                   $46,705
Aug 97   $48,942                   $46,649
Sep 97   $53,116                   $49,330
Oct 97   $49,047                   $47,184
Nov 97   $49,099                   $47,883
Dec 97   $52,073                   $49,742
Jan 98   $50,977                   $48,795
Feb 98   $56,247                   $52,837
Mar 98   $60,369                   $55,220
Apr 98   $61,151                   $56,227
May 98   $57,499                   $53,698
Jun 98   $65,482                   $54,036
Jul 98   $63,447                   $51,941
Aug 98   $49,985                   $42,273
Sep 98   $57,551                   $46,219
Oct 98   $59,220                   $50,349
Nov 98   $70,021                   $52,861
Dec 98   $85,034                   $59,248
Jan 99   $98,265                   $56,942
Feb 99   $94,502                   $53,960
Mar 99  $109,262                   $55,468
Apr 99  $118,260                   $59,843
May 99  $110,438                   $60,103
Jun 99  $121,141                   $63,321
Jul 99  $109,850                   $61,976
Aug 99  $114,496                   $59,851
Sep 99  $117,025                   $58,004
Oct 99  $131,021                   $60,959
Nov 99  $152,310                   $64,159
Dec 99  $193,529                   $67,972
Jan 00  $190,266                   $66,057
Feb 00  $233,476                   $70,680
Mar 00  $216,245                   $76,595
Apr 00  $186,284                   $73,920
May 00  $165,203                   $72,998
Jun 00  $202,669                   $74,071
Jul 00  $192,355                   $75,241
Aug 00  $222,641                   $83,641
Sep 00  $211,414                   $83,068
Oct 00  $183,608                   $80,251
Nov 00  $129,106                   $74,194
Dec 00  $129,078                   $79,870
Jan 01  $136,699                   $81,649
Feb 01  $100,364                   $76,988
Mar 01   $81,652                   $71,264
Apr 01  $102,269                   $79,126
May 01  $101,044                   $80,969
Jun 01  $100,295                   $80,642
Jul 01   $90,566                   $79,440
Aug 01   $79,338                   $76,841
Sep 01   $60,286                   $67,283
Oct 01   $68,996                   $70,259

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/94

             TCW Galileo Aggressive Growth Equities Fund - N Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(62.63)%                                (11.43)%

          FUND   S&P MIDCAP 400 W/INCOME
MAR 99   $2,311                   $2,056
APR 99   $2,502                   $2,218
MAY 99   $2,336                   $2,228
JUN 99   $2,563                   $2,347
JUL 99   $2,324                   $2,297
AUG 99   $2,422                   $2,218
SEP 99   $2,475                   $2,150
OCT 99   $2,770                   $2,259
NOV 99   $3,220                   $2,378
DEC 99   $4,091                   $2,519
JAN 00   $4,020                   $2,448
FEB 00   $4,932                   $2,620
MAR 00   $4,567                   $2,839
APR 00   $3,933                   $2,740
MAY 00   $3,487                   $2,706
JUN 00   $4,277                   $2,745
JUL 00   $4,058                   $2,789
AUG 00   $4,696                   $3,100
SEP 00   $4,458                   $3,079
OCT 00   $3,870                   $2,975
NOV 00   $2,720                   $2,750
DEC 00   $2,717                   $2,960
JAN 01   $2,877                   $3,026
FEB 01   $2,112                   $2,854
MAR 01   $1,717                   $2,641
APR 01   $2,149                   $2,933
MAY 001  $2,123                   $3,001
JUN 01   $2,106                   $2,989
JUL 01   $1,901                   $2,944
AUG 01   $1,665                   $2,848
SEP 01   $1,265                   $2,494
OCT 01   $1,446                   $2,604

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

5
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TCW GALILEO CONVERTIBLE SECURITIES FUND
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MANAGEMENT DISCUSSIONS

The TCW Galileo Convertible Securities Fund (the "Fund") produced a return of negative 28.37% for the fiscal year ended October 31, 2001. The return for the First Boston Convertible Securities Index was negative 18.16% for the same time period.

The third quarter of 2001 was one of the worst quarters for equity returns in the past sixty years. The S&P 500 and NASDAQ suffered precipitous declines in response to deteriorating economic fundamentals and the September 11th terrorist attacks against the United States. In addition, the tremendous economic uncertainty caused high yield spreads to widen considerably. These factors weighed heavily on convertibles as most convertible indices experienced the largest decline in performance since their inception.

The performance of the Fund was worse than that of the index. During the third quarter, we were positioning the Fund to take advantage of a recovery in stocks. This included selling convertibles with high conversion premiums (less equity sensitive) and buying convertibles with lower conversion premiums. In addition, we selectively added to holdings in the technology (Siebel Systems, Texas Instruments, Network Associates, STMicroelectronics), telecommunications (Nortel, Lucent, QualComm) and media (Time Warner/AOL) sectors. With the further declines in the market, particularly in September, this strategy has hurt the Fund in the short term.

The convertible market has changed significantly in the last year. The decline in the stocks underlying many convertibles has caused conversion premiums to widen substantially, particularly where the credit of the issuing company is solid. At the end of the third quarter, roughly 60% of the convertible universe was busted (trading at or close to bond floor), thus possessing little upside relative to a rise in the prices of its underlying equities. The average conversion premium of the universe was approximately 80%, its highest level ever. By contrast, the average conversion premium on the Fund is 100%.

However, this average is skewed by securities with conversion premiums over 100%. These securities, by virtue of their high average yield-to-maturity, should provide good absolute returns if credit spreads narrow and will stabilize the Fund if the markets remain volatile. If the ten and twenty highest conversion premium securities are excluded, the average conversion premium falls to 62% and 45%, respectively. Thus, we believe that the Fund is structured to significantly outperform the index during the next twelve months should stocks rally.

The U.S. economy continued to deteriorate in the third quarter, coming to a virtual standstill after the terrorist attacks. It is clear that the U.S., Europe and Japan are all entering downturns simultaneously and are in recession. The terrorist threat continues with the spread of Anthrax through the mail. This, combined with layoff announcements has depressed consumer confidence and spending. The U.S. Government has been working effectively to mitigate this economic downturn. The war against terrorism has begun and should yield significant results in the months ahead. "Homeland" security is being addressed on several fronts and gradually a sense of security should return to those U.S. citizens who feel vulnerable. Importantly, the Federal Reserve has lowered interest rates significantly and provided substantial extra liquidity to the financial system. Gradually, confidence and economic activity should return to more normal levels in the next few months.

It is our belief that we are now exiting the period of maximum pessimism and uncertainty. Corporate profits for the S&P 500 could be down 25% + year/year, their worst showing since 1991. The economy has continued to weaken, with the last two areas of remaining strength, housing and consumer spending rolling over.

The current bear market has lasted approximately 19 months and now qualifies as one of the worst market downturns ever in terms of duration and magnitude. However, we believe that the
6
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simultaneous contraction of the U.S., European and Japanese economies, combined with the significant monetary and fiscal stimulus that has taken place, has sown the seeds for a better than expected economic recovery next year. A strong recovery could lead to a sharp rebound in corporate profits, particularly from currently depressed levels. It is possible the equity markets could begin to discount this scenario soon leading to better absolute and relative performance for the Fund during the next few quarters.

                    TCW Galileo Convertible Securities Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
(28.37)%                             7.43%   9.34%   11.01%           11.28%

          FUND    FIRST BOSTON CONV. SEC. INDEX
Jan 89   $26,111                        $26,124
Feb 89   $26,131                        $26,118
Mar 89   $26,404                        $26,457
Apr 89   $27,284                        $27,347
May 89   $27,829                        $27,902
Jun 89   $27,747                        $27,698
Jul 89   $28,614                        $28,493
Aug 89   $29,513                        $29,120
Sep 89   $29,417                        $28,866
Oct 89   $28,495                        $27,954
Nov 89   $28,834                        $28,409
Dec 89   $29,054                        $28,441
Jan 90   $27,727                        $27,309
Feb 90   $27,882                        $27,670
Mar 90   $28,322                        $28,092
Apr 90   $27,694                        $27,466
May 90   $29,472                        $28,799
Jun 90   $29,554                        $28,764
Jul 90   $29,487                        $28,508
Aug 90   $28,097                        $26,866
Sep 90   $26,569                        $25,692
Oct 90   $24,939                        $24,731
Nov 90   $26,559                        $25,941
Dec 90   $27,284                        $26,483
Jan 91   $28,657                        $27,672
Feb 91   $30,664                        $29,323
Mar 91   $31,263                        $30,042
Apr 91   $31,627                        $30,345
May 91   $32,527                        $31,243
Jun 91   $31,682                        $30,371
Jul 91   $32,984                        $31,526
Aug 91   $34,114                        $32,702
Sep 91   $34,007                        $32,643
Oct 91   $34,704                        $33,113
Nov 91   $34,192                        $32,315
Dec 91   $36,363                        $34,193
Jan 92   $36,859                        $35,181
Feb 92   $37,689                        $36,078
Mar 92   $37,195                        $35,818
Apr 92   $37,338                        $36,251
May 92   $38,029                        $36,883
Jun 92   $37,752                        $36,712
Jul 92   $38,754                        $37,626
Aug 92   $38,602                        $37,390
Sep 92   $39,288                        $38,137
Oct 92   $39,489                        $38,229
Nov 92   $40,779                        $39,334
Dec 92   $41,659                        $40,207
Jan 93   $42,979                        $41,461
Feb 93   $43,010                        $41,602
Mar 93   $44,510                        $43,150
Apr 93   $44,350                        $43,138
May 93   $45,352                        $43,892
Jun 93   $45,742                        $44,309
Jul 93   $45,788                        $44,765
Aug 93   $47,560                        $45,991
Sep 93   $47,978                        $46,511
Oct 93   $49,211                        $47,609
Nov 93   $48,566                        $46,889
Dec 93   $50,033                        $47,663
Jan 94   $51,744                        $49,031
Feb 94   $51,125                        $48,251
Mar 94   $48,781                        $46,283
Apr 94   $47,998                        $45,440
May 94   $48,007                        $45,540
Jun 94   $47,230                        $45,025
Jul 94   $47,852                        $46,295
Aug 94   $49,269                        $47,207
Sep 94   $48,846                        $46,372
Oct 94   $48,636                        $46,771
Nov 94   $47,288                        $45,073
Dec 94   $46,676                        $45,416
Jan 95   $46,779                        $45,357
Feb 95   $47,853                        $46,840
Mar 95   $49,336                        $48,077
Apr 95   $50,600                        $49,168
May 95   $51,632                        $50,619
Jun 95   $53,293                        $52,461
Jul 95   $55,478                        $54,323
Aug 95   $55,733                        $54,894
Sep 95   $56,539                        $55,712
Oct 95   $54,899                        $54,001
Nov 95   $56,974                        $55,880
Dec 95   $57,230                        $56,187
Jan 96   $58,386                        $57,429
Feb 96   $59,904                        $58,974
Mar 96   $60,036                        $59,470
Apr 96   $61,180                        $60,855
May 96   $62,173                        $62,212
Jun 96   $61,098                        $60,738
Jul 96   $58,524                        $58,369
Aug 96   $61,348                        $60,540
Sep 96   $63,864                        $62,120
Oct 96   $63,110                        $62,506
Nov 96   $65,647                        $64,456
Dec 96   $65,828                        $63,966
Jan 97   $67,605                        $66,000
Feb 97   $66,157                        $65,657
Mar 97   $64,577                        $64,298
Apr 97   $64,843                        $64,947
May 97   $68,032                        $67,955
Jun 97   $71,554                        $69,932
Jul 97   $74,711                        $73,764
Aug 97   $74,846                        $73,822
Sep 97   $78,541                        $76,938
Oct 97   $77,455                        $74,830
Nov 97   $77,658                        $74,381
Dec 97   $78,506                        $74,797
Jan 98   $79,244                        $74,775
Feb 98   $83,887                        $78,117
Mar 98   $86,541                        $80,937
Apr 98   $86,392                        $81,657
May 98   $84,609                        $79,306
Jun 98   $85,426                        $79,718
Jul 98   $84,827                        $77,901
Aug 98   $74,570                        $68,342
Sep 98   $76,591                        $69,463
Oct 98   $79,537                        $71,956
Nov 98   $84,069                        $75,389
Dec 98   $88,335                        $79,693
Jan 99   $92,477                        $82,283
Feb 99   $89,689                        $79,428
Mar 99   $91,840                        $82,796
Apr 99   $94,649                        $86,150
May 99   $93,927                        $85,357
Jun 99   $98,904                        $89,036
Jul 99   $97,772                        $87,861
Aug 99   $97,610                        $88,124
Sep 99   $98,420                        $88,353
Oct 99  $103,064                        $91,410
Nov 99  $110,885                        $98,431
Dec 99  $122,824                       $113,392
Jan 00  $125,931                       $111,679
Feb 00  $139,598                       $123,405
Mar 00  $143,769                       $120,752
Apr 00  $138,136                       $114,859
May 00  $129,016                       $108,702
Jun 00  $142,696                       $115,768
Jul 00  $137,921                       $112,271
Aug 00  $151,525                       $120,905
Sep 00  $144,949                       $119,188
Oct 00  $137,688                       $113,716
Nov 00  $117,811                        $99,945
Dec 00  $121,209                       $104,513
Jan 01  $132,854                       $110,638
Feb 01  $116,022                       $102,152
Mar 01  $109,671                        $97,994
Apr 01  $118,668                       $104,599
May 01  $116,204                       $104,003
Jun 01  $113,956                       $102,037
Jul 01  $109,948                       $100,026
Aug 01  $104,856                        $97,466
Sep 01   $94,999                        $90,809
Oct 01   $98,623                        $93,070

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 1/1/89

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO EARNINGS MOMENTUM FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Earnings Momentum Fund (the "Fund") declined 35.84% during the fiscal year ended October 31, 2001 while the Russell 2000 Index for the same period declined 12.70%.

Performance by sector was virtually the opposite of FY 2000, when health-care and information processing were both strong performers. The health-care sector was the worst performing group for the year, followed closely by information processing. In health-care, we were adversely affected by several individual stock disappointments during the year, as well as an apparent change at the FDA. The FDA review process became much more stringent and more time-consuming during the year.

In information systems and other technology-related areas, we underestimated the speed and depth of the fall-off in economic growth during the first and second fiscal quarters. The result was a rapid compression in both earnings and price/earnings ratios. We were well positioned for the nascent recovery during the third fiscal quarter, with strong gains both absolutely and relatively. Unfortunately, our expectation of steady economic improvement during the fourth quarter was completely derailed by the events of September 11.

We look forward to providing strong investment performance during the upcoming year. We believe our holdings are well-positioned for economic recovery and expect the market to anticipate this recovery by roughly six to nine months. We remain focused on the growth investment style that has enabled us to outperform our benchmark over time.

                       TCW Galileo Earnings Momentum Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  Since Inception
(35.84%)                             6.88%   3.01%            7.49%

          FUND    RUSSELL 2000 W/ INC.
May 93   $25,474               $26,106
Jun 93   $25,964               $26,269
Jul 93   $26,661               $26,632
Aug 93   $28,288               $27,782
Sep 93   $29,123               $28,566
Oct 93   $29,905               $29,302
Nov 93   $28,798               $28,337
Dec 93   $30,988               $29,306
Jan 94   $32,913               $30,225
Feb 94   $32,642               $30,116
Mar 94   $30,714               $28,526
Apr 94   $29,967               $28,695
May 94   $29,445               $28,373
Jun 94   $27,420               $27,410
Jul 94   $27,379               $27,860
Aug 94   $29,852               $29,412
Sep 94   $29,817               $29,314
Oct 94   $30,456               $29,198
Nov 94   $28,842               $28,019
Dec 94   $29,223               $28,772
Jan 95   $28,491               $28,409
Feb 95   $29,923               $29,590
Mar 95   $30,594               $30,100
Apr 95   $30,868               $30,769
May 95   $31,234               $31,298
Jun 95   $33,397               $32,922
Jul 95   $35,744               $34,819
Aug 95   $35,652               $35,539
Sep 95   $36,962               $36,173
Oct 95   $34,951               $34,556
Nov 95   $36,444               $36,007
Dec 95   $36,946               $36,957
Jan 96   $36,885               $36,918
Feb 96   $39,145               $38,068
Mar 96   $41,008               $38,843
Apr 96   $45,771               $40,920
May 96   $48,519               $42,533
Jun 96   $45,466               $40,786
Jul 96   $38,800               $37,224
Aug 96   $41,403               $39,385
Sep 96   $42,812               $40,924
Oct 96   $39,841               $40,294
Nov 96   $39,994               $41,954
Dec 96   $40,847               $43,053
Jan 97   $41,311               $43,914
Feb 97   $37,672               $42,849
Mar 97   $32,943               $40,827
Apr 97   $33,108               $40,941
May 97   $39,260               $45,496
Jun 97   $42,170               $47,445
Jul 97   $43,142               $49,653
Aug 97   $43,872               $50,789
Sep 97   $48,518               $54,506
Oct 97   $46,029               $52,112
Nov 97   $45,531               $51,775
Dec 97   $44,908               $52,681
Jan 98   $44,908               $51,850
Feb 98   $46,801               $55,684
Mar 98   $49,552               $57,980
Apr 98   $50,517               $58,301
May 98   $47,123               $55,161
Jun 98   $49,516               $55,277
Jul 98   $44,378               $50,803
Aug 98   $33,158               $40,938
Sep 98   $37,280               $44,141
Oct 98   $37,853               $45,941
Nov 98   $42,190               $48,349
Dec 98   $48,254               $51,340
Jan 99   $46,900               $52,023
Feb 99   $42,537               $47,810
Mar 99   $44,869               $48,555
Apr 99   $43,064               $52,906
May 99   $42,237               $53,679
Jun 99   $47,540               $56,107
Jul 99   $45,472               $54,567
Aug 99   $46,036               $52,548
Sep 99   $50,963               $52,559
Oct 99   $56,868               $52,772
Nov 99   $66,421               $55,923
Dec 99   $80,116               $62,253
Jan 00   $77,728               $61,254
Feb 00  $106,377               $71,364
Mar 00   $92,603               $66,663
Apr 00   $72,310               $62,652
May 00   $66,755               $59,000
Jun 00   $84,614               $64,144
Jul 00   $77,177               $62,078
Aug 00   $83,283               $66,817
Sep 00   $81,997               $64,853
Oct 00   $72,034               $61,958
Nov 00   $58,812               $55,598
Dec 00   $63,211               $60,373
Jan 01   $65,674               $63,516
Feb 01   $57,136               $59,348
Mar 01   $49,748               $56,445
Apr 01   $57,136               $60,861
May 01   $59,188               $62,358
Jun 01   $62,718               $64,509
Jul 01   $57,629               $61,018
Aug 01   $52,128               $59,047
Sep 01   $42,195               $51,099
Oct 01   $46,218               $54,089

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 5/1/93

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The value of the TCW Galileo Focused Large Cap Value Fund (the "Fund") fell 12.00% for the period from March 1, 2001 (Commencement of Operations) to October 31, 2001. The S&P/ BARRA Value Index fell 15.97% for the same period.

ECONOMIC AND STOCK MARKET COMMENTARY

Before discussing the current economic environment, it is helpful to review the past. Beginning in June of 1999, the Federal Reserve raised interest rates six times through May of 2000 by a total of 175 basis points. Also during this time, oil prices climbed from a low of $15 to $37 per barrel. This was the largest increase in oil prices since the liberation of Kuwait in 1991. Rising oil prices caused higher prices for gasoline, natural gas and electricity. The combination of higher interest rates and higher energy costs had a negative impact on business investment and consumer spending. As a result, the economy began to slow during the second half of 2000. We were not surprised that economic growth began to moderate. We were, however, surprised by the suddenness and magnitude of the decline.

Economic growth has continued since the last US recession in 1991. This occurred despite the Federal Reserve's actions of raising interest rates in 1994-1995 and again in 1998, and a nearly doubling of oil prices from 1994 to 1996. Global trade and increased productivity helped the US economy maintain nine years of economic expansion. During the past twelve months, it seemed probable that the Fed would once again engineer a soft landing and the economy would avoid a recession. In fact, prior to the tragic events of September 11th, the economy began to show signs of stabilizing. At the end of the second quarter, corporate balance sheets were improving and inventories had been reduced. Rail car loadings, which are a coincident indicator of economic activity, were growing sequentially stronger as the third quarter began. The National Association of Purchasing Management's report (NAPM), which measures the level of industrial production, began to show improvement. Also, company management comments, while not overly optimistic, suggested that the economy was no longer in decline.

Recessions occur, but they are the exception to the norm. Consider the fact that the economy has been in a recession only thirteen percent of the time since 1980. It is reasonable to expect positive economic growth more often than not. Before September 11th, it appeared as though a recession would be mild or could be avoided once again. From an economic perspective, there is little doubt that the impact of September 11th has been negative. The priorities of US citizens have changed overnight and confidence has been shaken. Consumer confidence is very important to economic growth and stock market returns. The US military response, which began October 7th, is showing encouraging signs of success in Afghanistan. However, military action may not be limited to Afghanistan. Other targets also exist. We cannot predict the series of events that will occur as we continue our war against terrorism; nor can we predict the impact of those events on the economy or stock market. Uncertainty is high and visibility is low.

Let's focus on what we know. First, the stock market corrected sharply following the September 11 terrorist attack. The S&P 500 declined 11.6% in the first week the markets were open following the attack. A study of the stock market's response to 28 crisis events since 1940 indicates that after an initial decline averaging 4.5%, the market appreciates an average of 12% 120 days later. Although the recent decline was greater than average, the historical pattern of recovery is worth considering. Second, investor sentiment has been extremely negative. Following September 11th, the put-call ratio, which measures investor psychology, registered investor pessimism that exceeded the levels seen at the bottom of the market in 1998 at the height of the Asian Financial Crisis. Further, the ARMS Index, which measures selling pressure in the stock market, has reached levels of investor pessimism last seen during the 1962 Cuban Missile Crisis. Such negative sentiment is usually indicative of a bottom in stock prices that many times is
9

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
followed by a sustained period of rising stock prices. Third, the Federal Reserve has been reducing interest rates since January 2001 when it became obvious that economic growth was slowing. In fact, the Fed Funds rate has been lowered 10 times by a total of 450 basis points to levels not seen since 1962! Never before has the Fed lowered rates by this amount in a calendar year. History has proven that the stock market generally bottoms 9-12 months after the Fed begins to lower interest rates; we are currently in that time period. Fourth, crude oil prices have fallen from $37 to $17 per barrel and prices for natural gas, gasoline, and electricity have followed. Rising energy prices had a negative impact on consumer spending; lower energy prices will likely have a positive impact on consumer spending and the economy. Additionally, Congress has passed a $1.35 trillion tax cut and more tax cuts are possible. President Bush has proposed a $75 billion economic stimulus package. Each of these events will help stimulate the economy. Fifth, the yield curve has proven to be a very accurate forecaster of future economic activity. Today the slope of the yield curve is positive, which suggests the economy will improve in the coming months. We realize the current investment environment is difficult and appears uncertain, but we are cautiously optimistic about the outlook for the future. The biggest question is one of when, not if, the economy and stock market will recover.

History reminds us that stocks are cheapest when visibility is low and pessimism and uncertainty are high. Although unsettling, this combination typically marks a good buying opportunity. Every good buying opportunity occurs at junctures when people are least inclined to buy (which is precisely what makes it a good buying opportunity). As we now know, the Asian crisis in 1998, the market crash in 1987, the fear that America was a fading super power in 1982, and the Cuban Missile Crisis in 1962 all proved to be excellent buying opportunities. There are no guarantees in the stock market, but it is worthwhile to consider that the sharp price declines of many stocks may reflect more emotion than logic. It appears that it is time to move against the herd mentality of selling stocks. We are buying good companies at cheap prices.

As always, there are many unknowns to consider. However, our investment discipline does not change due to the economic environment or level of uncertainty. Rather than try to predict the precise movements of the economy (which is very difficult to do consistently), we focus on company fundamentals, management execution, and stock valuation. Our investment discipline focuses on valuation and understanding each company's ability to generate consistent and improving returns on assets. A difficult economic environment causes a short-term decline in profitability. This is why we "stress-test" our earnings models to determine what to expect during a period of prolonged economic difficulty. This assessment of normalized and trough earnings and returns helps us determine a stock's downside risk, even if the economy stays weaker longer than expected. We look for high quality companies that excel during difficult periods and emerge in stronger financial shape capable of generating higher returns on assets and higher stock prices when the economy recovers. Despite the short-term pain of investing during a weak economic and stock market environment, this is when high quality companies extend their advantage over the competition. During these times, strong companies get stronger and weak companies get weaker.

Patient investing and a sharp focus on valuation are more important to creating attractive investment results than at any time in recent years. The Fund invests for long-term results by focusing on company fundamentals and valuation levels. The set of companies meeting our investment criteria has risen over the past several months. A growing number of companies are allocating capital more efficiently, which will result in higher returns on assets when the economy recovers.

                                                                          [ICON]
--------------------------------------------------------------------------------

                    TCW Galileo Focused Large Cap Value Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  Since Inception
(20.10)%                             5.84%            3.73%

         FUND   S&P/BARRA VALUE
Jul 98  $1,917           $1,957
Aug 98  $1,599           $1,642
Sep 98  $1,694           $1,742
Oct 98  $1,903           $1,878
Nov 98  $1,984           $1,976
Dec 98  $2,056           $2,045
Jan 99  $2,102           $2,087
Feb 99  $2,113           $2,042
Mar 99  $2,289           $2,104
Apr 99  $2,454           $2,285
May 99  $2,402           $2,245
Jun 99  $2,521           $2,331
Jul 99  $2,424           $2,259
Aug 99  $2,364           $2,202
Sep 99  $2,225           $2,116
Oct 99  $2,321           $2,235
Nov 99  $2,325           $2,222
Dec 99  $2,438           $2,306
Jan 00  $2,389           $2,232
Feb 00  $2,412           $2,093
Mar 00  $2,722           $2,311
Apr 00  $2,645           $2,296
May 00  $2,730           $2,303
Jun 00  $2,615           $2,212
Jul 00  $2,707           $2,256
Aug 00  $2,870           $2,407
Sep 00  $2,785           $2,407
Oct 00  $2,823           $2,452
Nov 00  $2,555           $2,326
Dec 00  $2,672           $2,446
Jan 01  $2,849           $2,549
Feb 01  $2,563           $2,380
Mar 01  $2,412           $2,286
Apr 01  $2,656           $2,441
May 01  $2,669           $2,467
Jun 01  $2,617           $2,387
Jul 01  $2,566           $2,346
Aug 01  $2,389           $2,210
Sep 01  $2,120           $2,000
Oct 01  $2,256           $2,000

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 7/20/98

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SEPARATELY MANAGED ACCOUNT FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR SEPARATELY MANAGED ACCOUNT WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE SEPARATELY MANAGED ACCOUNT HAD BEEN REGISTERED UNDER THE 1940 ACT, THE SEPARATELY MANAGED ACCOUNT'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO GROWTH INSIGHTS FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Growth Insights Fund (the "Fund") returned a negative 36.40% for the period from December 1, 2000 (Commencement of Operations) to October 31, 2001. This compared unfavorably with the negative 28.66% return of the Russell 3000 Growth Index.

As the fiscal year began the interest rates, energy expenses and wage rates had been rising. These ever-higher economic rents were beginning to impact company cash flows. Subsequent Presidential election uncertainty made matters worse. These forces combined to bring about an abrupt capital spending recession. This was particularly evident in the technology and telecommunications industries.

As the new calendar year began the Federal Reserve began cutting interest rates. By October 2001 the Discount rate had been reduced 9 times from 6.5% to 2.5%. Moreover, through the course of the year energy prices declined, the Euro stabilized and wage pressures have abated. The new President was able to put through a tax cut and earned very high voter approval ratings. Nevertheless, business spending contracted at an extraordinary rate. Meanwhile consumer and government spending grew at a sluggish pace.

In this environment investors became increasingly defensive. Throughout the fiscal year "Value" styles outperformed "Growth". In total, it was a very challenging environment for All Capitalization Growth managers such as ourselves. While we have performed in line with Growth indices it is difficult to look at this past years absolute returns and feel satisfied.

The portfolio is constructed on a stock-by-stock basis drawing best ideas from TCW's research analysts. However, weightings are determined so that we may invest broadly by economic sector and capitalization range. The result is an all capitalization growth portfolio that is diversified by sector enabling us to isolate our stock selection talents as the key portfolio driver. During the year we made some adjustments to the portfolio. We initiated positions in Applied Materials, Applied Micro Circuits, Amazon, Clear Channel, Chicos, Cincinnati Financial, Enron, Exar, Juniper, PMC-Sierra and Semtech. We eliminated positions in Biogen, Exodus, GM-Hughes, Coca-Cola, Pfizer, Providian Financial, Silicon Image, Vignette and Yahoo. In each case these decisions were for company specific reasons.

For much of the past year our approach was out of favor. However, in the month of October, in the aftermath of the demoralizing acts of terrorism in September, the Fund again outperformed. We believe the Fund is very well positioned for the current investment environment. As investors anticipate an economic recovery these premier growth companies are the types of companies they will look to own.

                                                                          [ICON]
--------------------------------------------------------------------------------

                        TCW Galileo Growth Insights Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  Since Inception
(46.64)%                            (1.48)%            2.89%

         FUND   RUSSELL 3000 GROWTH W/INCOME
Feb 98  $2,087                        $2,153
Mar 98  $2,173                        $2,239
Apr 98  $2,224                        $2,269
May 98  $2,192                        $2,195
Jun 98  $2,337                        $2,319
Jul 98  $2,299                        $2,288
Aug 98  $1,961                        $1,930
Sep 98  $2,140                        $2,081
Oct 98  $2,327                        $2,244
Nov 98  $2,522                        $2,415
Dec 98  $2,809                        $2,633
Jan 99  $3,056                        $2,785
Feb 99  $2,956                        $2,648
Mar 99  $3,191                        $2,784
Apr 99  $3,288                        $2,805
May 99  $3,151                        $2,725
Jun 99  $3,439                        $2,913
Jul 99  $3,269                        $2,820
Aug 99  $3,277                        $2,855
Sep 99  $3,129                        $2,803
Oct 99  $3,473                        $3,005
Nov 99  $3,673                        $3,177
Dec 99  $4,142                        $3,523
Jan 00  $4,107                        $3,368
Feb 00  $4,809                        $3,578
Mar 00  $4,871                        $3,780
Apr 00  $4,418                        $3,586
May 00  $4,233                        $3,396
Jun 00  $4,703                        $3,666
Jul 00  $4,515                        $3,502
Aug 00  $4,968                        $3,822
Sep 00  $4,411                        $3,472
Oct 00  $4,171                        $3,299
Nov 00  $3,499                        $2,805
Dec 00  $3,496                        $2,733
Jan 01  $3,625                        $2,924
Feb 01  $3,020                        $2,435
Mar 01  $2,712                        $2,173
Apr 01  $3,104                        $2,447
May 01  $3,030                        $2,418
Jun 01  $2,936                        $2,371
Jul 01  $2,813                        $2,302
Aug 01  $2,554                        $2,117
Sep 01  $2,068                        $1,897
Oct 01  $2,225                        $2,002

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 1/31/98

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SEPARATELY MANAGED ACCOUNT FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR SEPARATELY MANAGED ACCOUNT WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE SEPARATELY MANAGED ACCOUNT HAD BEEN REGISTERED UNDER THE 1940 ACT, THE SEPARATELY MANAGED ACCOUNT'S PERFORMANCE MAY HAVE BEEN LOWER.

13
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TCW GALILEO HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The value of the TCW Galileo Health Sciences Fund (the "Fund") fell 29.90% for the period from December 1, 2000 (Commencement of Operations) to October 31, 2001. The Lipper Health & Biotech Index fell 10.16% for the same period.

The 11 months ended October 31, 2001, were characterized by market volatility, sharp declines in stocks of rapid-growth companies, a dramatic slowdown in the U.S. economy and the tragedy of September 11. Historically, stocks in the health-care sector have done well in this type of environment. They are usually less sensitive to economic downturns and are often favored by investors who are seeking alternatives to more risky, high-growth stocks. During your Fund's 2001 fiscal period, however, the health-care industry faced its own set of challenges, which led to declines in many stocks and a negative return for the Fund. During the period, the health-care industry had to contend with a slower and more stringent FDA approval process, disappointing sales for several highly anticipated drugs, volatility in the biotechnology sector and a sharp decline in health-care stocks in January.

As earnings growth declined and the pace of the U.S. economy slowed to a crawl in 2000, health-care stocks generally benefited. However, as 2001 began, the Federal Reserve Board's surprise interest-rate cut sparked a short-lived change in investor perspective. Fears of a recession briefly lessened and investors who had fled battered growth stocks and taken refuge in more stable areas of the market, such as health care, decided to take profits and venture once again into riskier areas of the market. The result was the classic January effect in which stocks that had been the poorest performers in the prior year experienced the biggest bounces in January. Conversely, stocks that had demonstrated strength in the previous year, were hit with a major selloff.

After the first few weeks of the year, this January effect reversed itself. Hopes for a soft lending diminished and fears of a recession returned. Following a short-lived rally in the spring, investor uncertainty and stock market volatility reemerged, business fundamentals continued to sag, and more companies delivered earnings disappointments. At the same time, a number of health-care industries faced new challenges including an increasing number of medicines whose patent protection was nearing expiration and intense FDA scrutiny which can delay the introduction of anticipated new products and dampen sales prospects.

Your Fund's fiscal year ended after the tragic events of September 11. After such a dramatic event, it will take time to determine how market direction has been affected. However, history has demonstrated that the impact on the securities markets of even the most momentous events is generally softened by time. We believe that maintaining a long-term perspective should enable investors to successfully weather market declines.

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                        TCW Galileo Health Sciences Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
Since Inception
(29.90)%

         FUND   LIPPER HEALTH & BIOTECH INDEX
Dec 00  $1,964                         $2,109
Jan 01  $1,740                         $1,935
Feb 01  $1,576                         $1,915
Mar 01  $1,244                         $1,698
Apr 01  $1,504                         $1,829
May 01  $1,608                         $1,899
Jun 01  $1,628                         $1,922
Jul 01  $1,452                         $1,863
Aug 01  $1,420                         $1,838
Sep 01  $1,212                         $1,739
Oct 01  $1,402                         $1,797

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/00

15
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TCW GALILEO LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Large Cap Growth Fund (the "Fund") had a negative return of 47.53% for the fiscal year ended October 31, 2001 for its I Class shares. The S&P/BARRA Growth Index returned a negative 31.55% for the same period. For the N Class shares, the return was negative 47.55%. The performance of the Fund's two classes varies because of differing expenses.

The events of September 11th were a horrific punctuation to what had already been an extremely difficult twelve to eighteen months for the U.S. equity markets and economy. The day before the terrorist attacks, the S&P 500 was down 28.5%, off its March 2000 high. The large cap growth style indices had been even further bludgeoned. The S&P/BARRA Growth and Russell 1000 Growth indices were off 42.2% and 48.8% respectively during the same period. Over the past twelve months, the large cap growth market suffered more on the margin than traditional value stocks. The large cap growth market was particularly hard hit by the Technology and Healthcare sectors during this period. The portfolio was negatively impacted from over exposure in technology. Defensive sectors such as Telecommunications and Consumer Staples held in best during the period. Stand out companies during the period include: Ralston +35.2%, UST Inc +33.1%, Johnson & Johnson +25.7% and Kellogg +20.2%. Positive contribution from the companies listed above was not enough to offset negative contribution from companies such as: Juniper Networks -88.6%, Applied Micro Circuits -85.6%, and Siebel Systems -84.4%.

These are clearly challenging and unprecedented times. We are twelve months into a recession in capital spending and corporate profits. Even before the terrorist attacks, there were clear signs this recession was spreading to the all-important consumer economy, and would soon meet the technical definition of a recession. September 11th not only makes this recession all but inevitable, but also likely delays any recovery in the U.S. economy by two or more quarters. This difficult and tragic news is more than discounted in the poor performance of both the equity markets in general and the fund in particular. We strongly believe that this is an important and attractive juncture for the strategy. In this commentary we will discuss why we believe the U.S. equity markets, and importantly growth stocks, today represent an unusually compelling investment. We will discuss the seeds of an economic recovery that were in place prior to September 11th. The terrorist attacks may postpone this recovery, but cannot stop it. The combination of powerful fiscal and monetary stimuli indicates we will eventually enjoy a robust recovery. Finally, we will discuss the steps we are taking to position your portfolio to fully benefit from the investment opportunities before us today.

Before the terrorist actions, we had begun to see signs of a bottoming in the economy and early indications of a recovery towards the end of the year, give or take a couple of months. In August, the National Association of Purchasing Managers survey, an important leading indicator of economic activity, recorded its largest monthly increase in five years. While only one month, the magnitude of the increase was significant. Advertising, which is very sensitive to the ebb and flow of the economic cycle seemed to be improving on the margin. The inventories of many of the base suppliers of the economy such as chip manufacturers and PC companies were reaching cyclically low levels. The word from many of our companies was that while business remained very tough, conditions were no longer deteriorating and revenues looked to be on plan. This anecdotal evidence was supported by the pace of third-quarter pre-announcements, which before the attacks was running at half the rate of the first two quarters of 2001.

Most importantly, we entered September with the tailwind of 300bp of Fed rate cuts behind us. Granted, the economy was probably still absorbing the full effect of the Federal Reserve's last round of tightening a mere fifteen months before, in May 2000. Historically, monetary easing does have a positive impact on economic growth, albeit with a six to eighteen month lag. This would indicate the first Federal Reserve rate cuts of January 2001 should be rippling through the economy now. Between the Fed actions, low inventory levels and stabilizing demand, many of
16
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--------------------------------------------------------------------------------

the necessary preconditions for a recovery were falling in to place in early September. A year ago, the yield curve had inverted, correctly anticipating a recession. Today, the yield curve has regained its typical positive slope, suggesting at least bond investors anticipate a return to economic growth.

Following the terrorist attacks, a recession seems all but certain and the recovery delayed at least six months. Any companies planning on closing a substantial amount of third quarter business in September will likely miss revenue forecasts. The tragedies have left consumers badly shaken, and more apt to stay home watching the news than visiting malls and spending money. Some economic activity such as travel has come to a standstill, while ad spending has slowed as buyers seek to regain their bearings. Another terrorist attack could be severely damaging to the national psyche and economy. While press reports have often sought to paint a bleak picture, however, the decisions made immediately following the attack are actually quite positive for the economy. The cooperation between the Federal Reserve and European Central Bank in coordinating interest rate cuts was unprecedented, and it is clear the policy makers who govern monetary policy are determined to continue to provide liquidity. The money allocated to repair the physical damage and respond to the terrorist threat will act as a fiscal stimulus. While the prospect of war is not something to relish, the spending that traditionally ensues has helped the economy to recover from far deeper recessions than this. Finally, the unanimity being exhibited on both sides of the political aisle will probably help create the environment needed for companies to reopen the investment spigot. While delayed, the inevitable economic recovery should be quite robust, fueled by continued aggressive monetary policy and likely substantial fiscal stimulus.

It is important for our investors to understand how we position the portfolio to take advantage of these uncommon opportunities, while avoiding many of the pitfalls recent economic and political events can put in investors' paths. Clearly, there is little or no near-term visibility into business conditions or earnings. This puts a premium on fundamental research. Much of our focus today is on identifying those growth companies that are taking market share and have pristine balance sheets. Companies that emerge from a recession as market share leaders will have less competition, better pricing and much greater earnings power than when they entered the recession. Today, we have the rare chance to purchase these great companies at the lowest valuation we have seen. In the easy capital markets of 1999 and early 2000, many growth industries were over-capitalized. For instance, in software, many more companies came public than their respective markets could support. Today, we are witnessing a necessary rationalization of this and other industries, as competitors with weak balance sheets or managements and inferior products are forced to exit the market. Thus, while few companies escape lowered earnings in a recession, those with superior products or services and a strong financial position take share and emerge stronger than before. As usual, we spend much of our time focusing on the balance sheets of potential investments, assessing each company's resources to weather these adverse conditions.

Of particular relevance is our strategy for investing in technology companies, which typically have comprised a disproportionate share of the portfolio. We continue to expect technology to be one of the most fertile areas for investment, and as such will remain a significant part of the portfolio. It has been suggested by some that technology is "over," both as a growth industry and as a profitable area for equity investment. To us, this notion is equivalent to saying that all the good ideas have already been thought. There is no reason to believe technology will not continue to be the source of the innovations that enable companies to provide their goods and services better, faster and cheaper -- in other words, to earn higher revenues and greater profits.

TCW GALILEO LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

Technology is not a monolithic industry like automobiles, paper or steel. Instead, it is comprised of a number of dissimilar industries, each with different cycles, economics and customers. While one of these industries may be entering a recession, another may be experiencing accelerating growth. We have always found attractive places to invest in technology. The only way to find them is through bottom-up, fundamental research. Today, this research reveals a mixed landscape within technology. Most of these companies are trading at very low valuations (many close to cash value) therefore we see little downside to these stocks. It may well be that the leadership groups and companies within technology that lead on the way out of this recession will be different than those that outperformed during the last cycle. Regardless, our objective is to find those areas within technology where the greatest innovation is being created and where the next large, profitable growth companies are emerging. In other words, it is to do exactly what we strive to do in each industry in which we invest.

We are today at the convergence of several very negative forces. We are twelve months into a severe recession in capital spending which is fast spreading to the entire economy. Corporate revenue growth is non-existent or negative, and corporate margins and returns on capital are at trough levels. Even before September 11th market psychology was quite negative. On top of this, the United States has just experienced a tragedy of unspeakable proportion. The fear and uncertainty brought on by these factors is more than priced into the market, which seems to be discounting a worst-case scenario. We are optimistic, however, about the equity markets and our strategy because of the leverage we see when these forces reverse themselves. The foundation of the resilient U.S. economy is intact, and corporate revenue growth is certain to return. When it does, the earnings growth and expansion in profitability of the companies we own should be outstanding. We expect these earnings coupled with the multiple expansion, which should accompany a recovery in market psychology, will add up to much higher stock prices. Over a complete market cycle, returns to equity investors are not driven by emotional reactions to extraordinary events, but instead by earnings. We strive to own great growth companies that can quickly grow earnings through a complete economic cycle. We believe the fund is populated with companies that can do just that.

18
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                  TCW Galileo Large Cap Growth Fund - I Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  Since Inception
(47.53)%                            (2.58)%            6.17%

         FUND    S&P/BARRA GROWTH
Jun 97  $25,113           $25,060
Jul 97  $27,048           $27,044
Aug 97  $25,370           $25,245
Sep 97  $26,587           $26,531
Oct 97  $25,814           $25,733
Nov 97  $27,056           $27,129
Dec 97  $27,186           $27,464
Jan 98  $27,800           $28,387
Feb 98  $29,742           $30,359
Mar 98  $31,136           $31,930
Apr 98  $32,130           $32,197
May 98  $31,421           $31,551
Jun 98  $34,720           $33,800
Jul 98  $34,971           $33,781
Aug 98  $30,007           $29,386
Sep 98  $33,400           $31,352
Oct 98  $35,128           $33,981
Nov 98  $38,019           $36,283
Dec 98  $43,266           $39,042
Jan 99  $47,196           $41,427
Feb 99  $44,871           $39,801
Mar 99  $49,031           $41,729
Apr 99  $48,408           $41,648
May 99  $46,345           $40,434
Jun 99  $50,079           $43,328
Jul 99  $48,048           $41,957
Aug 99  $49,948           $42,539
Sep 99  $49,752           $41,815
Oct 99  $54,304           $44,709
Nov 99  $57,940           $46,623
Dec 99  $67,690           $50,073
Jan 00  $63,410           $46,738
Feb 00  $69,071           $47,719
Mar 00  $73,178           $52,133
Apr 00  $67,103           $49,553
May 00  $63,686           $47,531
Jun 00  $70,486           $51,367
Jul 00  $68,794           $49,081
Aug 00  $74,731           $51,923
Sep 00  $67,689           $46,855
Oct 00  $61,890           $45,637
Nov 00  $52,502           $40,785
Dec 00  $50,538           $39,019
Jan 01  $50,312           $40,131
Feb 01  $40,565           $35,416
Mar 01  $35,297           $32,225
Apr 01  $39,963           $35,105
May 01  $39,888           $35,190
Jun 01  $39,361           $34,711
Jul 01  $37,480           $34,621
Aug 01  $34,243           $32,298
Sep 01  $30,970           $30,131
Oct 01  $32,475           $31,239

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 6/19/97

                  TCW Galileo Large Cap Growth Fund - N Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(47.55)%                                (11.51)%

         FUND   S&P/BARRA GROWTH
MAR 99  $2,185            $2,097
APR 99  $2,158            $2,093
MAY 99  $2,066            $2,032
JUN 99  $2,231            $2,177
JUL 99  $2,140            $2,108
AUG 99  $2,225            $2,138
SEP 99  $2,219            $2,101
OCT 99  $2,422            $2,247
NOV 99  $2,584            $2,343
DEC 99  $3,017            $2,516
JAN 00  $2,826            $2,349
FEB 00  $3,077            $2,398
MAR 00  $3,259            $2,620
APR 00  $2,988            $2,490
MAY 00  $2,834            $2,388
JUN 00  $3,137            $2,581
JUL 00  $3,060            $2,466
AUG 00  $3,322            $2,609
SEP 00  $3,008            $2,354
OCT 00  $2,751            $2,293
NOV 00  $2,332            $2,049
DEC 00  $2,246            $1,961
JAN 01  $2,235            $2,017
FEB 01  $1,802            $1,780
MAR 01  $1,569            $1,619
APR 01  $1,775            $1,764
MAY 01  $1,770            $1,768
JUN 01  $1,748            $1,744
JUL 01  $1,664            $1,740
AUG 01  $1,522            $1,623
SEP 01  $1,376            $1,514
OCT 01  $1,443            $1,570

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

19
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TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The value of the I Class shares of the TCW Galileo Large Cap Value Fund (the "Fund") fell 21.62% for the fiscal year ended October 31, 2001. The S&P/BARRA Value Index fell 18.42% for the same period. For the N Class shares, the return was negative 22.19%. The performance of the Fund's two classes varies because of differing expenses.

The fiscal year was one of the worst periods for US stock market returns in twenty-five years. The Dow Jones Industrial Average fell 17.3%, the S&P 500 declined 24.9%, and the NASDAQ Composite fell 49.7%. These returns are below our expectations. However, we have realized our long-term objective of outperforming the S&P/BARRA Value Index. Since the portfolio's inception, the fund has generated a 5.4% compound annual return versus 3.6% for the benchmark. On a three-year basis, the portfolio has generated an annual compound return of 3.5% versus 2.1% for the benchmark.

We would like to make two observations about these annualized returns. First, in general, value investing has outperformed the overall market. This is evident by comparing the three-year 2.1% compound annual return generated by the S&P Value Index with the 0.0% return generated by the S&P 500 and the negative 1.6% generated by the NASDAQ Composite. Second, compound annual returns for the past three years for both value investing and the overall market have been well below average. This gives us reason to be optimistic about future returns. Historically, periods of low returns are followed by periods of above average returns. Consider the following: the S&P Value Index has generated compound annualized returns of 16.8% over the past five calendar years ending in 2000, 16.7% over the past ten calendar years, 15.8% over the past twenty calendar years, and 16.5% from its inception in 1976 through 2000. Further, there are only two occasions since 1976 in which the S&P Value Index three-year compound annual return did not exceed 9% (1977-1979, 1990-1992). Each of these periods was followed by significantly better three-year results. In fact, the average subsequent three-year compound annual return is 20.4%. History suggests that returns for value investing will improve.

ECONOMIC AND STOCK MARKET COMMENTARY

Before discussing the current economic environment, it is helpful to review the past. Beginning in June of 1999, the Federal Reserve raised interest rates six times through May of 2000 by a total of 175 basis points. Also during this time, oil prices climbed from a low of $15 to $37 per barrel. This was the largest increase in oil prices since the liberation of Kuwait in 1991. Rising oil prices caused higher prices for gasoline, natural gas and electricity. The combination of higher interest rates and higher energy costs had a negative impact on business investment and consumer spending. As a result, the economy began to slow during the second half of 2000. We were not surprised that economic growth began to moderate. We were, however, surprised by the suddenness and magnitude of the decline.

Economic growth has continued since the last US recession in 1991. This occurred despite the Federal Reserve's actions of raising interest rates in 1994-1995 and again in 1998, and a nearly doubling of oil prices from 1994 to 1996. Global trade and increased productivity helped the US economy maintain nine years of economic expansion. During the past twelve months, it seemed probable that the Fed would once again engineer a soft landing and the economy would avoid a recession. In fact, prior to the tragic events of September 11th, the economy began to show signs of stabilizing. At the end of the second quarter, corporate balance sheets were improving and inventories had been reduced. Rail car loadings, which are a coincident indicator of economic activity, were growing sequentially stronger as the third quarter began. The National Association of Purchasing Management's report (NAPM), which measures the level of industrial production, began to show improvement. Also, company management comments, while not overly optimistic, suggested that the economy was no longer in decline.
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Recessions occur, but they are the exception to the norm. Consider the fact that the economy has been in a recession only thirteen percent of the time since
1980. It is reasonable to expect positive economic growth more often than not. Before September 11th, it appeared as though a recession would be mild or could be avoided once again. From an economic perspective, there is little doubt that the impact of September 11th has been negative. The priorities of US citizens have changed overnight and confidence has been shaken. Consumer confidence is very important to economic growth and stock market returns. The US military response, which began October 7th, is showing encouraging signs of success in Afghanistan. However, military action may not be limited to Afghanistan. Other targets also exist. We cannot predict the series of events that will occur as we continue our war against terrorism; nor can we predict the impact of those events on the economy or stock market. Uncertainty is high and visibility is low.

Let's focus on what we know. First, the stock market corrected sharply following the September 11 terrorist attack. The S&P 500 declined 11.6% in the first week the markets were open following the attack. A study of the stock market's response to 28 crisis events since 1940 indicates that after an initial decline averaging 4.5%, the market appreciates an average of 12% 120 days later. Although the recent decline was greater than average, the historical pattern of recovery is worth considering. Second, investor sentiment has been extremely negative. Following September 11th, the put-call ratio, which measures investor psychology, registered investor pessimism that exceeded the levels seen at the bottom of the market in 1998 at the height of the Asian Financial Crisis. Further, the ARMS Index, which measures selling pressure in the stock market, has reached levels of investor pessimism last seen during the 1962 Cuban Missile Crisis. Such negative sentiment is usually indicative of a bottom in stock prices that many times is followed by a sustained period of rising stock prices. Third, the Federal Reserve has been reducing interest rates since January 2001 when it became obvious that economic growth was slowing. In fact, the Fed Funds rate has been lowered 10 times by a total of 450 basis points to levels not seen since 1962! Never before has the Fed lowered rates by this amount in a calendar year. History has proven that the stock market generally bottoms 9-12 months after the Fed begins to lower interest rates; we are currently in that time period. Fourth, crude oil prices have fallen from $37 to $17 per barrel and prices for natural gas, gasoline, and electricity have followed. Rising energy prices had a negative impact on consumer spending; lower energy prices will likely have a positive impact on consumer spending and the economy. Additionally, Congress has passed a $1.35 trillion tax cut and more tax cuts are possible. President Bush has proposed a $75 billion economic stimulus package. Each of these events will help stimulate the economy. Fifth, the yield curve has proven to be a very accurate forecaster of future economic activity. Today the slope of the yield curve is positive, which suggests the economy will improve in the coming months. We realize the current investment environment is difficult and appears uncertain, but we are cautiously optimistic about the outlook for the future. The biggest question is one of when, not if, the economy and stock market will recover.

History reminds us that stocks are cheapest when visibility is low and pessimism and uncertainty are high. Although unsettling, this combination typically marks a good buying opportunity. Every good buying opportunity occurs at junctures when people are least inclined to buy (which is precisely what makes it a good buying opportunity). As we now know, the Asian crisis in 1998, the market crash in 1987, the fear that America was a fading super power in 1982, and the Cuban Missile Crisis in 1962 all proved to be excellent buying opportunities. There are no guarantees in the stock market, but it is worthwhile to consider that the sharp price declines of many stocks may reflect more emotion than logic. It appears that it is time to move against the herd mentality of selling stocks. We are buying good companies at cheap prices.

As always, there are many unknowns to consider. However, our investment discipline does not change due to the economic environment or level of uncertainty. Rather than try to predict the

21
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TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

precise movements of the economy (which is very difficult to do consistently), we focus on company fundamentals, management execution, and stock valuation. Our investment discipline focuses on valuation and understanding each company's ability to generate consistent and improving returns on assets. A difficult economic environment causes a short-term decline in profitability. This is why we "stress-test" our earnings models to determine what to expect during a period of prolonged economic difficulty. This assessment of normalized and trough earnings and returns helps us determine a stock's downside risk, even if the economy stays weaker longer than expected. We look for high quality companies that excel during difficult periods and emerge in stronger financial shape capable of generating higher returns on assets and higher stock prices when the economy recovers. Despite the short-term pain of investing during a weak economic and stock market environment, this is when high quality companies extend their advantage over the competition. During these times, strong companies get stronger and weak companies get weaker.

PORTFOLIO

During the past several months we added to many of the stocks already held in our portfolio at attractive prices. For example, we added two railroad companies Union Pacific and CSX. Based on our analysis, these stocks are among the most undervalued stocks in our portfolio. The railroad industry is in the early stages of a long-term recovery in industry profitability. These companies are focused on increasing their returns by improving asset utilization. Improved service is allowing railroad companies to take market share and raise prices for the first time in many years. Better pricing will also increase return on assets. If these companies continue to execute, the portfolio will benefit from owning them for several years.

We also added to some of our favorite technology stocks. Many high quality technology stocks have declined as much as 80% from their highs! We are not buying broken "dot.com" companies. We are buying companies with proven business models that generate above average returns on assets. We recently added to Applied Materials, Novellus, and Teradyne at attractive prices. We have invested successfully in these companies before. These are high quality technology companies that will emerge from the current industry downturn stronger than ever. Recall that eighteen months ago consensus thinking was that the "old economy" was dead. The competitive advantage enjoyed by the "new economy" was going to put "old economy" companies out of business. Today it is clear that the old economy companies are not going out of business. In fact, most "old economy" companies have found ways to use technology to become more productive and improve their competitive advantage. Today the market is valuing the technology sector as though the "new economy" is in permanent decline. We do not believe this to be true. High quality technology companies provide valuable products that make companies and the economy more productive and profitable. This is evident in their ability to generate above average returns on assets. Although technology is cyclical, there will continue to be long-term, secular demand growth for the productivity enhancing equipment created by high quality technology companies. Today these stocks trade at valuation levels last seen during the Asian crisis -- the last time we purchased them. We are gradually adding to these stocks at specific prices. Although there may be more short-term pain, we believe the market is offering a great buying opportunity for long-term investors.

Also important to future performance are new investments in companies where valuations are attractive. Nucor is a good example. Nucor is an innovative, low cost steel producer that uses its attractive cost structure to take market share and generate attractive returns on assets. Unsustainably low steel prices are forcing high-cost capacity to leave the industry. This supply reduction will eventually drive prices higher and improve Nucor's return on assets, increase its free cash flow, and strengthen its balance sheet. Nucor has been on our watch list for several
22

                                                                          [ICON]
--------------------------------------------------------------------------------

months, and the recent decline in the stock market has given us the opportunity to buy a great company at very attractive prices. Despite signs that improved fundamentals are on the horizon, Nucor was trading at only 1.2 times book value, which is near a record low.

Air Products was also added to the portfolio. Air Products produces industrial gases and commodity chemicals. Barriers to enter the business are high, and the company's competitive advantage is sustainable. Industry consolidation has reduced competition and should help Air Products generate higher returns on capital. As with Nucor, Air Products has been on our watch list, and when the valuation became attractive, we initiated a position. In fact, the company's free cash yield (CAP rate) was 10.2% when we started purchasing the shares. The CAP rate is a measure of free cash flow generated by a business and is directly related to its return on assets. Air Product's CAP rate is above average, indicating the stock is at the low end of valuation levels.

During the past several months we also sold investments in companies that were trading at the upper end of historical valuation ranges, and generated returns that exceeded their normal levels and showed signs of deteriorating. Our investments in the retail industry are a good example. During the last half of 2000, we invested in retail companies Lowes, Target, Costco and Best Buy. At that time, the return on assets generated by these companies was rising and valuation levels were attractive. The stocks had declined an average of 40% from their recent peaks. These proved to be good investments in a difficult market environment. Recently, we reduced our investment in these companies because the stocks have appreciated dramatically. Valuation levels are no longer compelling. In addition, there are fundamental concerns. The retail industry is becoming over capitalized. Overcapitalized industries lead to increased competition; profitability deteriorates, and returns on assets decline. This may be starting to occur in some parts of retail.

Patient investing and a sharp focus on valuation are more important to creating attractive investment results than at any time in recent years. The Fund invests for long-term results by focusing on company fundamentals and valuation levels. The set of companies meeting our investment criteria has risen over the past several months. A growing number of companies are allocating capital more efficiently, which will result in higher returns on assets when the economy recovers. In addition, many of these companies are undervalued. Thank you for your confidence.

TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

                   TCW Galileo Large Cap Value Fund - I Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  Since Inception
(21.62)%                             3.46%            5.34%

         FUND    S&P/BARRA VALUE
Dec 97  $25,235          $25,555
Jan 98  $25,276          $25,240
Feb 98  $26,770          $27,133
Mar 98  $27,929          $28,508
Apr 98  $28,073          $28,845
May 98  $27,355          $28,439
Jun 98  $27,738          $28,655
Jul 98  $27,246          $28,033
Aug 98  $23,088          $23,525
Sep 98  $24,838          $24,955
Oct 98  $27,683          $26,909
Nov 98  $28,941          $28,311
Dec 98  $30,028          $29,305
Jan 99  $30,440          $29,897
Feb 99  $30,413          $29,253
Mar 99  $32,061          $30,140
Apr 99  $34,424          $32,738
May 99  $33,572          $32,160
Jun 99  $34,863          $33,395
Jul 99  $33,490          $32,368
Aug 99  $32,418          $31,548
Sep 99  $30,852          $30,314
Oct 99  $32,473          $32,025
Nov 99  $32,776          $31,837
Dec 99  $33,877          $33,034
Jan 00  $33,268          $31,983
Feb 00  $32,270          $29,984
Mar 00  $36,400          $33,111
Apr 00  $36,179          $32,889
May 00  $36,456          $32,991
Jun 00  $34,848          $31,688
Jul 00  $35,790          $32,322
Aug 00  $37,676          $34,490
Sep 00  $38,036          $34,483
Oct 00  $39,117          $35,128
Nov 00  $36,206          $33,330
Dec 00  $37,805          $35,046
Jan 01  $39,367          $36,525
Feb 01  $35,824          $34,104
Mar 01  $33,870          $32,756
Apr 01  $36,493          $34,977
May 01  $36,912          $35,345
Jun 01  $35,712          $34,199
Jul 01  $35,070          $33,608
Aug 01  $32,838          $31,665
Sep 01  $29,574          $28,657
Oct 01  $30,662          $28,657

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/97

                   TCW Galileo Large Cap Value Fund - N Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(22.19)%                                 (0.20)%

         FUND   S&P/BARRA VALUE
MAR 99  $2,107           $2,061
APR 99  $2,262           $2,238
MAY 99  $2,206           $2,199
JUN 99  $2,291           $2,283
JUL 99  $2,197           $2,213
AUG 99  $2,126           $2,157
SEP 99  $2,025           $2,073
OCT 99  $2,130           $2,190
NOV 99  $2,150           $2,177
DEC 99  $2,221           $2,258
JAN 00  $2,182           $2,187
FEB 00  $2,114           $2,050
MAR 00  $2,385           $2,264
APR 00  $2,368           $2,249
MAY 00  $2,386           $2,256
JUN 00  $2,279           $2,166
JUL 00  $2,341           $2,210
AUG 00  $2,464           $2,358
SEP 00  $2,486           $2,358
OCT 00  $2,557           $2,402
NOV 00  $2,365           $2,279
DEC 00  $2,469           $2,396
JAN 01  $2,569           $2,497
FEB 01  $2,335           $2,332
MAR 01  $2,206           $2,240
APR 01  $2,377           $2,391
MAY 01  $2,402           $2,416
JUN 01  $2,322           $2,338
JUL 01  $2,280           $2,298
AUG 01  $2,133           $2,165
SEP 01  $1,920           $1,959
OCT 01  $1,990           $1,959

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO SELECT EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Select Equities Fund (the "Fund") concluded the fiscal year ended October 31, 2001 with a return of negative 40.36% for its "I" Class shares. This compared unfavorably with negative 24.90% for the S&P 500 Index. For the "N" Class shares, the return was negative 40.58%. The performance of the Fund's two classes varies because of differing expenses.

As the fiscal year began, the U.S. economy was beginning to exhibit signs of a slowdown. Interest rates, energy expenses and wage rates had been rising. These ever-higher economic rents were beginning to put a crimp on company cash flows. Euro weakness had made earnings comparisons difficult for companies, which derive significant sales from Europe. To make matters worse, an undecided Presidential election added an extra level of uncertainty. These forces ultimately culminated in a rather abrupt slowdown in capital spending. This was particularly pronounced in the technology and telecommunications industries where growth during the prior two years had been significantly above trend. The slowdown we witnessed was not confined to the U.S. It soon became apparent that we were in the midst of a global slowdown.

As the New Year began, the Federal Reserve (the "Fed") reversed itself and began cutting rates. By October 2001 the Discount rate had been reduced 9 times from 6.5% to 2.5%. Moreover, through the course of the year energy prices declined, the Euro stabilized and wage pressures have abated. The new President was able to put through a tax cut and earned very high voter approval ratings. Nevertheless, business spending contracted at an extraordinary rate and while consumer and government spending did not contract at a comparable rate they have not grown significantly either.

In this environment investors became increasingly defensive. Equity mutual funds experienced net redemptions and money market funds swelled to trillions of dollars. As the Fed cut short-term rates, these money market fund investors witnessed their returns contract to levels below inflation. For those investors who continue to invest in stocks shifted to the most defensive industries and early in the year electric utilities and consumer staples outperformed all other categories. As interest rates declined, sector rotators turned their attention to interest sensitive stocks. Throughout the fiscal year "Value" styles outperformed "Growth" and Small capitalization companies generally outperformed Large. All in all, it was a very challenging environment for Large Capitalization Growth managers. While we have performed in line with Large Capitalization Growth indices we have been at a disadvantage when compared to style neutral indices such as the S&P 500. Relative to the S&P 500, we were penalized for not owning companies in some sectors that had strong relative performance. However, these companies do not fit our investment criteria. They do not benefit from long-term trends nor do they possess a superior business model.

Throughout the year, we have maintained a significant exposure to technology stocks. This has been the most significant reason for our underperformance. We have done this on the belief that technology continues to hold the key to improved productivity. In a globally competitive economy those who harness the power of networks should be able to both reduce costs and improve their product offerings. The long-term trend remains intact. As the short-term cycle for technology and communications spending contracted the prices of the companies stocks declined. Consequently, the long-term value proposition for leading companies has remained quite compelling. In this very difficult business environment customers are using great care in making their purchase decisions. As they do, the companies we own, which possess a product or cost structure advantage, are able to consolidate market share.

During the year we made a few adjustments to the portfolio. We initiated positions in Enron, Juniper Networks and Qualcomm. We eliminated positions in Costco, Providian Financial and Yahoo. In each case these decisions were not made as a result of a sweeping shift in the portfolio but rather for company specific reasons.
25

TCW GALILEO SELECT EQUITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

For much of the past year our approach was out of favor. However, in the month of October, in the aftermath of the demoralizing acts of terrorism in September, the Fund again outperformed. We believe the Fund is very well positioned for the current investment environment. The companies that comprise the portfolio have used this economic slowdown to improve their product offerings. Relative to growth and cash flows they represent attractive values. As investors anticipate an economic recovery these are the types of companies they will look to own.

                   TCW Galileo Select Equities Fund - I Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
(40.36)%                             3.12%  10.75%   12.56%           13.07%

          FUND    S&P 500 W/INC.
Jul 91   $25,737         $26,165
Aug 91   $26,601         $26,785
Sep 91   $26,320         $26,337
Oct 91   $27,275         $26,691
Nov 91   $25,867         $25,615
Dec 91   $28,854         $28,545
Jan 92   $29,378         $28,013
Feb 92   $29,831         $28,376
Mar 92   $28,936         $27,824
Apr 92   $28,973         $28,641
May 92   $29,172         $28,781
Jun 92   $28,019         $28,353
Jul 92   $29,105         $29,511
Aug 92   $28,324         $28,907
Sep 92   $29,028         $29,247
Oct 92   $29,872         $29,347
Nov 92   $31,372         $30,347
Dec 92   $31,984         $30,719
Jan 93   $33,188         $30,976
Feb 93   $33,206         $31,398
Mar 93   $34,700         $32,061
Apr 93   $34,103         $31,286
May 93   $35,265         $32,122
Jun 93   $36,361         $32,217
Jul 93   $35,763         $32,087
Aug 93   $37,589         $33,304
Sep 93   $37,689         $33,049
Oct 93   $38,552         $33,733
Nov 93   $37,921         $33,411
Dec 93   $39,320         $33,815
Jan 94   $41,618         $34,965
Feb 94   $41,118         $34,016
Mar 94   $38,854         $32,533
Apr 94   $38,421         $32,950
May 94   $39,220         $33,491
Jun 94   $36,890         $32,670
Jul 94   $37,855         $33,743
Aug 94   $39,320         $35,126
Sep 94   $37,955         $34,268
Oct 94   $38,521         $35,038
Nov 94   $36,923         $33,762
Dec 94   $36,553         $34,262
Jan 95   $35,817         $35,151
Feb 95   $37,422         $36,520
Mar 95   $38,392         $37,598
Apr 95   $40,064         $38,705
May 95   $41,235         $40,252
Jun 95   $43,643         $41,187
Jul 95   $46,017         $42,553
Aug 95   $45,883         $42,660
Sep 95   $46,619         $44,460
Oct 95   $45,783         $44,302
Nov 95   $46,853         $46,246
Dec 95   $46,222         $47,137
Jan 96   $46,457         $48,741
Feb 96   $48,303         $49,193
Mar 96   $49,344         $49,667
Apr 96   $51,190         $50,399
May 96   $53,204         $51,699
Jun 96   $51,693         $51,896
Jul 96   $48,336         $49,603
Aug 96   $50,249         $50,649
Sep 96   $53,270         $53,500
Oct 96   $53,472         $54,975
Nov 96   $57,734         $59,131
Dec 96   $55,737         $57,960
Jan 97   $58,253         $61,581
Feb 97   $56,383         $62,064
Mar 97   $53,016         $59,507
Apr 97   $56,927         $63,059
May 97   $61,110         $66,898
Jun 97   $62,640         $69,895
Jul 97   $69,407         $75,457
Aug 97   $65,395         $71,230
Sep 97   $67,605         $75,136
Oct 97   $65,599         $72,626
Nov 97   $67,639         $75,988
Dec 97   $68,388         $77,293
Jan 98   $69,205         $78,148
Feb 98   $74,062         $83,784
Mar 98   $76,900         $88,074
Apr 98   $78,246         $88,960
May 98   $75,842         $87,431
Jun 98   $81,324         $90,982
Jul 98   $83,104         $90,013
Aug 98   $69,397         $76,999
Sep 98   $75,938         $81,932
Oct 98   $81,228         $88,596
Nov 98   $85,412         $93,966
Dec 98   $94,354         $99,380
Jan 99  $101,719        $103,536
Feb 99   $98,315        $100,318
Mar 99  $105,680        $104,332
Apr 99  $105,345        $108,373
May 99  $101,551        $105,814
Jun 99  $110,534        $111,685
Jul 99  $105,624        $108,198
Aug 99  $106,294        $107,663
Sep 99  $102,834        $104,712
Oct 99  $115,444        $111,338
Nov 99  $121,080        $113,602
Dec 99  $134,875        $120,293
Jan 00  $132,956        $114,249
Feb 00  $143,831        $112,086
Mar 00  $157,093        $123,052
Apr 00  $148,602        $119,349
May 00  $145,868        $116,900
Jun 00  $157,325        $119,782
Jul 00  $151,858        $117,910
Aug 00  $165,293        $125,233
Sep 00  $155,581        $118,622
Oct 00  $149,357        $118,120
Nov 00  $126,325        $108,807
Dec 00  $126,494        $109,340
Jan 01  $133,892        $113,219
Feb 01  $110,591        $102,896
Mar 01   $98,940         $96,377
Apr 01  $112,316        $103,867
May 01  $112,009        $104,563
Jun 01  $109,173        $102,017
Jul 01  $104,857        $101,014
Aug 01   $95,980         $94,690
Sep 01   $81,062         $87,044
Oct 01   $89,076         $88,704

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 7/1/91

                   TCW Galileo Select Equities Fund - N Class

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(40.58)%                                 (3.94)%

         FUND   S&P 500 W/INC
MAR 99  $2,149         $2,080
APR 99  $2,143         $2,161
MAY 99  $2,065         $2,110
JUN 99  $2,247         $2,227
JUL 99  $2,148         $2,157
AUG 99  $2,160         $2,146
SEP 99  $2,090         $2,088
OCT 99  $2,345         $2,220
NOV 99  $2,459         $2,265
DEC 99  $2,738         $2,398
JAN 00  $2,698         $2,278
FEB 00  $2,918         $2,235
MAR 00  $3,186         $2,453
APR 00  $3,013         $2,379
MAY 00  $2,957         $2,331
JUN 00  $3,189         $2,388
JUL 00  $3,076         $2,351
AUG 00  $3,349         $2,497
SEP 00  $3,150         $2,365
OCT 00  $3,023         $2,355
NOV 00  $2,557         $2,169
DEC 00  $2,559         $2,180
JAN 01  $2,708         $2,257
FEB 01  $2,237         $2,051
MAR 01  $2,000         $1,921
APR 01  $2,271         $2,071
MAY 01  $2,263         $2,085
JUN 01  $2,205         $2,034
JUL 01  $2,118         $2,014
AUG 01  $1,938         $1,888
SEP 01  $1,636         $1,735
OCT 01  $1,796         $1,768

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO SMALL CAP GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Small Cap Growth Fund (the "Fund") returned a negative 58.44% for the fiscal year ended October 31, 2001 for its I Class shares. The Russell 2000 Index returned a negative 12.70% for the same period. For the N Class shares, the return was negative 58.54%. The performance of the Fund's two classes varies because of differing expenses.

The events of September 11th were a horrific punctuation to what had already been an extremely difficult twelve to eighteen months for the U.S. equity markets and economy. The day before the terrorist attacks, the Nasdaq Composite and S&P500 closed 66% and 22%, respectively, off their Spring 2000 highs. Against the backdrop of a contested Presidential election, terrorist attacks, the spreading U.S. recession and weakening foreign economies, the twelve months ended October 31, 2001 were extremely difficult for the Fund and major market indices.

These are clearly challenging and unprecedented times. We are over twelve months into a recession in capital spending and corporate profits. This contraction quickly spread to the broader economy, which according to the National Bureau of Economic Research had entered a recession by March. Even before the terrorist attacks, there were clear signs this recession was spreading to the all-important consumer segment of the economy. September 11 likely delays any recovery in the U.S. economy by two or more quarters. This difficult and tragic news is more than discounted in the poor performance of both the equity markets in general and the Fund in particular. We will not "sugar-coat" these returns. We believe strongly, however, that this is an important and attractive juncture for the strategy. In this letter we will discuss why we believe the U.S. equity markets, and importantly small cap growth stocks, today represent an unusually compelling investment. We will discuss the seeds of an economic recovery that were in place prior to September 11th. The terrorist attacks may postpone this recovery, but cannot stop it. The combination of powerful fiscal and monetary stimuli indicates we will eventually enjoy a robust recovery. Finally, we will discuss the steps we are taking to position the Fund to fully benefit from the investment opportunities before us today.

Before the terrorist actions, we had begun to see signs of a bottoming in the economy and early indications of a recovery towards the end of the year, give or take a couple of months. In August, the National Association of Purchasing Managers survey, an important leading indicator of economic activity, recorded its largest monthly increase in five years. While only one month, the magnitude of the increase was significant. Advertising, which is very sensitive to the ebb and flow of the economic cycle seemed to be improving on the margin. The inventories of many of the base suppliers of the economy such as chip manufacturers and PC companies were reaching cyclically low levels. The word out of many of our companies was that while business remained very tough, conditions were no longer deteriorating and revenues looked to be on plan. This anecdotal evidence was supported by the pace of third-quarter preannnouncements, which before the attacks was running at half the rate of the first two quarters of 2001.

Most importantly, we entered September with the tailwind of 300bp of Fed rate cuts behind us. Including the 150bp in cuts since the terrorist attacks, the Federal Reserve's target rate has been cut 4 1/2 percentage points this year and is now it's lowest since 1962. Granted, the economy was probably still absorbing the full effect of the Federal Reserve's last round of tightening a mere fifteen months before in May 2000. Historically, monetary easing does have a positive impact on economic growth, albeit with a six to eighteen month lag. This would indicate the first Federal Reserve rate cuts of January 2001 should be rippling through the economy now. Between the Fed actions, low inventory levels and stabilizing demand, many of the necessary preconditions for a recovery were falling in to place in early September. A year ago, the yield curve had inverted, correctly anticipating a recession. Today, the yield curve has regained its typical positive slope, suggesting at least bond investors anticipate a return to economic growth. Similarly, the strong recovery in the U.S. equity markets in October is an indication investors are beginning to
27

TCW GALILEO SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
discount a recovery. We are particularly gratified in the Fund's performance in October. We believe the Fund's 13.94% return during the month (relative to 5.85%, 9.62% and 9.84% for the Russell 2000, Russell 2000 Growth and Nasdaq Industrials Indexes, respectively) validates our belief that the Fund is populated with high-quality growth companies with very attractive long-term prospects. In the past, these have always been the type of companies to which investors returned first in a market recovery. In October, this patter began playing out again.

Following the terrorist attacks, the recovery is likely delayed at least six months. The tragedies have left consumers badly shaken, and more apt to stay home watching the news than visiting malls and spending money. Another terrorist attack could be severely damaging to the national psyche and economy. While press reports have often sought to paint a bleak picture, the decisions made immediately following the attack are actually quite positive for the economy. The cooperation between the Federal Reserve and European Central Bank in coordinating interest rate cuts was unprecedented, and it is clear the policy makers who govern monetary policy are determined to continue to provide liquidity. The money allocated to repair the physical damage and respond to the terrorist threat will act as a fiscal stimulus. While war is not something to relish, the spending that traditionally ensues has helped the economy to recover from far deeper recessions than this. Finally, the unanimity being exhibited on both sides of the political aisle will probably help create the environment needed for companies to reopen the investment spigot. While delayed, the inevitable economic recovery should be quite robust, fueled by continued aggressive monetary policy and likely substantial fiscal stimulus.

We believe small cap growth equities today are unusually attractive. The markets have priced in a great deal of bad news, including not just a very weak economy and poor corporate earnings, but also the extreme uncertainty precipitated by an extraordinary event. The risk-return tradeoff in stocks today looks very favorable for growth investors. Equities in general look quite attractive, when their returns are compared to Treasuries. One must go back to the mid-1970s to find a time when equities have so underperformed ten and thirty-year Treasuries. Similarly, growth equities have underperformed value stocks to an unprecedented degree. Finally, smaller cap growth equities have underperformed value, giving up almost all of their historical relative outperformance for the first time since 1989. We believe the odds favor our strategy at these levels.

It is important for our investors to understand how we position the Fund to take advantage of these uncommon opportunities, while avoiding many of the pitfalls recent economic and political events can put in investors' paths. Clearly, visibility into near-term business conditions and earnings is poor. This puts a premium on fundamental research. As usual, we spend much of our time focusing on the balance sheets of potential investments, assessing each company's resources to weather these adverse conditions. Much of our focus today is on identifying those growth companies that are taking market share and have pristine balance sheets. Companies that emerge from a recession as market share leaders will have less competition, better pricing and much greater earnings power than when they entered the recession. Once demand returns for these companies, a disproportionate amount of this revenue should drop straight to the bottom line, particularly for companies who have reduced their cost structures (as many of ours have). This operating leverage should lead to very powerful earnings growth for these companies in an economic recovery. Today, we have the rare chance to purchase these great companies at the lowest valuations we have seen. In the easy capital markets of 1999 and early 2000, many growth industries were over-capitalized. For instance, in software, many more companies came public than their respective markets could support. Today, we are witnessing a necessary rationalization of this and other industries, as competitors with weak balance sheets or managements and inferior products are forced to exit the market. Thus, while few companies escape lowered earnings in a recession, those with superior products or services and a strong financial

28
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                                                                          [ICON]
--------------------------------------------------------------------------------

position take share and emerge stronger than before. As a result, these are exactly the types of companies investors desire in a market and economic recovery. The Fund's strong performance in October demonstrates to us that these are also the types of companies the Fund owns.

Of particular relevance is our strategy for investing in technology companies, which typically have comprised a disproportionate share of the Fund. We continue to expect technology to be one of the most fertile areas for investment, and as such will remain a significant part of the Fund. It has been suggested by some that technology is "over," both as a growth industry and as a profitable area for equity investment. To us, this notion is tantamount to saying that all the good ideas have already been thought. There is no reason to believe technology will not continue to be the source of the innovations that enable companies to provide their goods and services better, faster and cheaper -- in other words, to earn higher revenues and greater profits.

Technology is not a monolithic industry like automobiles, paper or steel. Instead, it is comprised of a number of dissimilar industries, each with different cycles, economics and customers. While one of these industries may be entering a recession, another may be experiencing accelerating growth. We have always found attractive places to invest in technology. The only way to identify them is through bottom-up, fundamental research. Today, this research reveals a mixed landscape within technology. We believe many areas are unattractive. For instance, we find few compelling investments in the telecommunications equipment industry, where we expect spending by customers (telecommunications carriers) to continue falling for some time. This view is reflected in our minimal weighting in these equipment companies. In contrast, we see signs of improvement in the non-commodity portions of the semiconductor industry. Here, we see unsustainably low inventories and bottoming demand suggesting a coming cyclical recovery. In software, where demand has been weak all year, the terrorist attacks delayed software sales in September, leading to depressed third quarter revenue and earnings reports from these companies. When enterprise demand for software returns, as we are sure it will owing to the productivity gains to be had from such investments, the earnings growth from these companies could be explosive, with substantial upside for equity holders. With most of these companies trading at very low valuations we see little downside to these stocks. It may well be that the leadership groups and companies within technology that lead on the way out of this recession will be different than those that outperformed during the last cycle. Regardless, our objective is to find those areas within technology where the greatest innovation is being created and where the next large, profitable growth companies are emerging. In other words, it is to do exactly what we strive to do in each industry in which we invest.

We are today at the convergence of several very negative forces. We are optimistic, however, about the equity markets and our strategy because of the leverage we see when these forces reverse themselves. The foundation of the resilient U.S. economy is intact, and corporate revenue growth is certain to return. When it does, the earnings growth and expansion in profitability of the companies we own should be outstanding. We expect these earnings coupled with the multiple expansion which should accompany a recovery in market psychology will add up to much higher stock prices. Over a complete market cycle, returns to equity investors are not driven by emotional reactions to extraordinary events, but instead by earnings. We strive to own great small cap growth companies that can quickly grow earnings through a complete economic cycle. We believe the Fund is populated with companies that can do just that.

29
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TCW GALILEO SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

                  TCW Galileo Small Cap Growth Fund - Class I

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
(58.44)%                             0.54%   1.07%    9.70%           11.86%

          FUND    RUSSELL 2000 W/ INC.
Dec 89   $25,959               $25,095
Jan 90   $24,360               $22,905
Feb 90   $25,008               $23,615
Mar 90   $25,834               $24,541
Apr 90   $25,706               $23,738
May 90   $27,742               $25,419
Jun 90   $27,702               $25,485
Jul 90   $27,128               $24,369
Aug 90   $23,903               $21,108
Sep 90   $22,477               $19,231
Oct 90   $21,514               $18,056
Nov 90   $22,501               $19,434
Dec 90   $22,978               $20,198
Jan 91   $24,680               $22,018
Feb 91   $27,070               $24,488
Mar 91   $29,021               $26,205
Apr 91   $27,923               $26,137
May 91   $30,474               $27,381
Jun 91   $27,900               $25,798
Jul 91   $31,073               $26,702
Aug 91   $33,551               $27,687
Sep 91   $34,114               $27,900
Oct 91   $37,688               $28,636
Nov 91   $35,183               $27,311
Dec 91   $41,610               $29,512
Jan 92   $43,622               $31,903
Feb 92   $43,217               $32,834
Mar 92   $39,400               $31,723
Apr 92   $35,061               $30,611
May 92   $35,125               $31,018
Jun 92   $33,087               $29,551
Jul 92   $33,860               $30,580
Aug 92   $32,579               $29,717
Sep 92   $34,281               $30,402
Oct 92   $36,355               $31,368
Nov 92   $40,719               $33,769
Dec 92   $42,752               $34,945
Jan 93   $42,529               $36,128
Feb 93   $37,904               $35,293
Mar 93   $39,662               $36,439
Apr 93   $39,158               $35,438
May 93   $42,397               $37,007
Jun 93   $43,118               $37,237
Jul 93   $43,867               $37,752
Aug 93   $47,236               $39,382
Sep 93   $49,380               $40,494
Oct 93   $50,881               $41,536
Nov 93   $46,609               $40,169
Dec 93   $48,343               $41,542
Jan 94   $50,485               $42,845
Feb 94   $49,394               $42,690
Mar 94   $45,443               $40,436
Apr 94   $44,455               $40,676
May 94   $42,973               $40,220
Jun 94   $40,405               $38,854
Jul 94   $41,195               $39,492
Aug 94   $44,356               $41,693
Sep 94   $45,048               $41,553
Oct 94   $46,382               $41,389
Nov 94   $44,455               $39,718
Dec 94   $46,234               $40,785
Jan 95   $44,357               $40,270
Feb 95   $47,370               $41,945
Mar 95   $50,926               $42,668
Apr 95   $51,074               $43,617
May 95   $52,260               $44,366
Jun 95   $58,434               $46,668
Jul 95   $63,917               $49,356
Aug 95   $65,103               $50,377
Sep 95   $68,494               $51,277
Oct 95   $69,521               $48,984
Nov 95   $73,529               $51,041
Dec 95   $75,957               $52,388
Jan 96   $76,061               $52,332
Feb 96   $79,788               $53,963
Mar 96   $86,192               $55,061
Apr 96   $97,740               $58,006
May 96  $103,252               $60,292
Jun 96   $96,795               $57,816
Jul 96   $81,474               $52,766
Aug 96   $89,143               $55,829
Sep 96   $95,656               $58,011
Oct 96   $90,193               $57,117
Nov 96   $90,089               $59,471
Dec 96   $89,347               $61,029
Jan 97   $90,190               $62,249
Feb 97   $78,916               $60,740
Mar 97   $70,751               $57,874
Apr 97   $71,067               $58,035
May 97   $84,870               $64,491
Jun 97   $90,559               $67,255
Jul 97   $95,837               $70,385
Aug 97   $94,881               $71,995
Sep 97  $103,434               $77,264
Oct 97   $99,556               $73,871
Nov 97   $98,494               $73,393
Dec 97  $102,184               $74,677
Jan 98  $101,278               $73,499
Feb 98  $109,822               $78,934
Mar 98  $117,347               $82,189
Apr 98  $116,611               $82,644
May 98  $108,295               $78,193
Jun 98  $120,347               $78,357
Jul 98  $111,155               $72,014
Aug 98   $84,517               $58,030
Sep 98   $93,490               $62,572
Oct 98   $93,605               $65,123
Nov 98  $106,838               $68,536
Dec 98  $122,885               $72,776
Jan 99  $132,219               $73,744
Feb 99  $118,794               $67,772
Mar 99  $129,049               $68,829
Apr 99  $132,794               $74,997
May 99  $129,510               $76,092
Jun 99  $147,369               $79,533
Jul 99  $140,975               $77,351
Aug 99  $146,736               $74,488
Sep 99  $154,111               $74,504
Oct 99  $177,559               $74,806
Nov 99  $214,950               $79,273
Dec 99  $277,788               $88,246
Jan 00  $269,224               $86,829
Feb 00  $343,029              $101,160
Mar 00  $298,686               $94,497
Apr 00  $232,715               $88,811
May 00  $210,058               $83,635
Jun 00  $264,791               $90,926
Jul 00  $245,170               $87,998
Aug 00  $295,223               $94,715
Sep 00  $271,653               $91,931
Oct 00  $228,889               $87,827
Nov 00  $160,612               $78,812
Dec 00  $171,371               $85,580
Jan 01  $181,891               $90,036
Feb 01  $135,578               $84,128
Mar 01  $114,850               $80,013
Apr 01  $144,543               $86,272
May 01  $146,971               $88,394
Jun 01  $152,014               $91,444
Jul 01  $129,230               $86,495
Aug 01  $111,925               $83,701
Sep 01   $83,477               $72,434
Oct 01   $95,118               $76,673

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/89

                  TCW Galileo Small Cap Growth Fund - Class N

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(58.54)%                                 (8.23)%

         FUND   RUSSELL 2000 W/INC
Mar 99  $2,172              $2,031
Apr 99  $2,235              $2,213
May 99  $2,178              $2,246
Jun 99  $2,478              $2,347
Jul 99  $2,371              $2,283
Aug 99  $2,467              $2,198
Sep 99  $2,591              $2,199
Oct 99  $2,984              $2,208
Nov 99  $3,610              $2,339
Dec 99  $4,663              $2,604
Jan 00  $4,518              $2,562
Feb 00  $5,753              $2,985
Mar 00  $5,008              $2,789
Apr 00  $3,909              $2,621
May 00  $3,528              $2,468
Jun 00  $4,441              $2,683
Jul 00  $4,111              $2,597
Aug 00  $4,950              $2,795
Sep 00  $4,554              $2,713
Oct 00  $3,836              $2,592
Nov 00  $2,691              $2,326
Dec 00  $2,871              $2,526
Jan 01  $3,046              $2,657
Feb 01  $2,269              $2,483
Mar 01  $1,923              $2,361
Apr 01  $2,419              $2,546
May 01  $2,459              $2,609
Jun 01  $2,543              $2,699
Jul 01  $2,162              $2,553
Aug 01  $1,871              $2,470
Sep 01  $1,395              $2,138
Oct 01  $1,590              $2,263

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO SMALL CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

For the fiscal year ended October 31, 2001, the TCW Galileo Small Cap Value Fund (the "Fund") had a return of 2.43%. The return for the Russell 2000 Value Index for the same time period was 8.74%.

Over the past year, U.S. economic growth has decelerated following the end of a major productivity-driven investment boom and its accompanying stock market bubble. The technology stock collapse of 2000 spilled over into the old economy throughout this year as bellwether companies across many industries reported a litany of earnings disappointments. We were in the midst of a major inventory correction and a bottoming out of the U.S. economy, when September's attack on America paralyzed the national consciousness. As a result, we are witnessing empty airports, hotels, amusement parks, cruise ships, department stores and the like. According to a consensus of economists, we are now in a full-fledged recession.

However, given the steep stock market declines following the September shock, stocks are now trading at second half 1997 levels. Most stock market indices during this quarter suffered their worst declines since the crash of 1987. The Standard & Poors 500 index, for example, was down 37% from its all-time high as sentiment plummeted in the aftermath of the September attack. We believe a great many stocks now sell at attractive valuations based on normalized earnings. Given our optimism in the future of this country and our belief that we will ultimately prevail in the fight against terrorism, we expect an economic recovery in next year's second half, along with substantial appreciation in equities of excellent companies with strong long-term business fundamentals. Because the sharp falloff in consumer confidence will push the economy deeper into near-term recession, the eventual recovery period could be stronger, possibly v-shaped, as a result.

Moreover, we believe the economy should be buoyed as a result of the stimulus of monetary easing, tax cuts and the vast sums of money that will be spent on defense, security, rebuilding lower Manhattan, the Pentagon and other public works programs. Clearly, the Federal Reserve Board (the "Fed") will be eager to lower interest rates further, if necessary, to rekindle the fragile economy. The Fed's recent rate cuts have been followed by major synchronized easing among central banks around the world. These combined actions should eventually jumpstart the sluggish economies of the U.S., Europe and Asia, with their respective stock markets bottoming well before the economic benefits of such actions become evident.

As patient, research-driven investors, we pay close attention to the valuation of individual companies. We typically purchase stocks of excellent companies with strong balance sheets and market leadership selling at a discount to their intrinsic or private market value. As a result, we are willing to adopt a 2 to 3 year investment horizon in order to reap substantial gains for our client portfolios. Given the financial turmoil created by recent events and the attendant market inefficiencies, we are uncovering some excellent equity bargains temporarily mispriced by the dual pressures of fear and emotion. It is during periods of maximum pessimism, when investor sentiment is at the lowest point, that the greatest fortunes have been made. We are weeding out companies whose prospects have become permanently impaired by the crisis and upgrading into higher quality equities whose long-term outlook remains unblemished. We are adding to our existing positions in capital goods, industrial technology, consumer and energy.

In energy-service, for example, we began positions in Varco, Rowan Drilling and Lone Star Technologies. Varco, whose stock has declined more than 60% from its 52-week high, has leading market positions in rotary handling tools, blow out preventer controls and tubing inspection. Rowan is an offshore contract drilling company and Lone Star manufactures oilfield casing,

TCW GALILEO SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
tubing and line pipe. We are also building positions in existing holdings such as Varian Semiconductor, Lam Research and Veeco Instruments, suppliers of capital equipment to the semiconductor, storage and optical fiber industries. Former growth stocks, these companies now sell at rock-bottom value prices.

We are witnessing one of the most turbulent periods for the markets ever! It is our job to focus on equity research with the goal of constructing a portfolio of companies with superior appreciation potential that will look through the valley to the next stock market recovery cycle.

                        TCW Galileo Small Cap Value Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
2.43%                                      8.81%

         FUND    RUSSELL 2000 VALUE W/INC
Jun 00  $25,000                   $25,000
Jun 00  $24,950                   $25,730
Jul 00  $25,325                   $26,587
Aug 00  $27,225                   $27,775
Sep 00  $27,425                   $27,617
Oct 00  $27,425                   $27,518
Nov 00  $25,600                   $26,956
Dec 00  $27,784                   $29,851
Jan 01  $31,491                   $30,675
Feb 01  $29,292                   $30,632
Mar 01  $28,065                   $30,142
Apr 01  $30,647                   $31,538
May 01  $32,079                   $32,348
Jun 01  $32,181                   $33,650
Jul 01  $31,849                   $32,896
Aug 01  $31,031                   $32,781
Sep 01  $25,254                   $29,162
Oct 01  $28,091                   $29,923

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 6/1/00

TCW GALILEO TECHNOLOGY FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The value of the TCW Galileo Technology Fund (the "Fund") decreased by 65.10% for the period from November 1, 2000 (Commencement of Operations) through October 31, 2001. The index, Nasdaq Composite, fell 49.84% during the same period.

The events of September 11th were a horrific punctuation to what had already been an extremely difficult twelve to eighteen months for the U.S. equity markets, the economy and the technology sector in particular. The day before the terrorist attacks, the S&P 500 and Nasdaq Composite indices were off 28.5% and 66.4% from their March 2000 highs. These are clearly challenging and unprecedented times. We are twelve months into a recession in capital spending and corporate profits. Even before the terrorist attacks, there were clear signs this recession was spreading to the all-important consumer economy, and would soon meet the technical definition of a recession. September 11th not only makes this recession all but inevitable, but also likely delays any recovery in the U.S. economy by two or more quarters. This difficult and tragic news is more than discounted in the poor performance of both the equity markets in general and your portfolio in particular. We strongly believe that this is an important and attractive juncture for the strategy.

Before the terrorist actions, we had begun to see signs of a bottoming in the economy and early indications of a recovery towards the end of the year, give or take a couple of months. In August, the National Association of Purchasing Managers survey, an important leading indicator of economic activity, recorded its largest monthly increase in five years. While only one month, the magnitude of the increase was significant. Advertising, which is very sensitive to the ebb and flow of the economic cycle seemed to be improving on the margin. The inventories of many of the base suppliers of the economy such as chip manufacturers and PC companies were reaching cyclically low levels. The word from many of our companies was that while business remained very tough, conditions were no longer deteriorating and revenues looked to be on plan. This anecdotal evidence was supported by the pace of third-quarter pre-announcements, which before the attacks was running at half the rate of the first two quarters of 2001.

Most importantly, we entered September with the tailwind of 300bp of Fed rate cuts behind us. Granted, the economy was probably still absorbing the full effect of the Federal Reserve's last round of tightening a mere fifteen months before, in May 2000. Historically, monetary easing does have a positive impact on economic growth, albeit with a six to eighteen month lag. This would indicate the first Federal Reserve rate cuts of January 2001 should be rippling through the economy now. Between the Fed actions, low inventory levels and stabilizing demand, many of the necessary preconditions for a recovery were falling in to place in early September. A year ago, the yield curve had inverted, correctly anticipating a recession. Today, the yield curve has regained its typical positive slope, suggesting at least bond investors anticipate a return to economic growth.

Following the terrorist attacks, a recession seems all but certain and the recovery delayed at least six months. Any companies planning on closing a substantial amount of third quarter business in September will likely miss revenue forecasts. The tragedies have left consumers badly shaken, and more apt to stay home watching the news than visiting shopping malls and spending money. Some economic activity such as travel has come to a standstill, while ad spending has slowed as buyers seek to regain their bearings. Another terrorist attack could be severely damaging to the national psyche and economy. While press reports have often sought to paint a bleak picture, however, the decisions made immediately following the attack are actually quite positive for the economy. The cooperation between the Federal Reserve and European Central Bank in coordinating interest rate cuts was unprecedented, and it is clear the policy makers who govern monetary policy are determined to continue to provide liquidity. The money allocated to repair the physical damage and respond to the terrorist threat will act as a fiscal
33
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TCW GALILEO TECHNOLOGY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
stimulus. While the prospect of war is not something to relish, the spending that traditionally ensues has helped the economy to recover from far deeper recessions than this. Finally, the unanimity being exhibited on both sides of the political aisle will probably help create the environment needed for companies to reopen the investment spigot. While delayed, the inevitable economic recovery should be quite robust, fueled by continued aggressive monetary policy and likely substantial fiscal stimulus.

It is important for our investors to understand how we position the portfolio to take advantage of these uncommon opportunities, while avoiding many of the pitfalls recent economic and political events can put in investors' paths. Clearly, there is little or no near-term visibility into business conditions or earnings. This puts a premium on fundamental research. Much of our focus today is on identifying those growth companies that are taking market share and have pristine balance sheets. Companies that emerge from a recession as market share leaders will have less competition, better pricing and much greater earnings power than when they entered the recession. Today, we have the rare chance to purchase these great companies at the lowest valuation we have seen. In the easy capital markets of 1999 and early 2000, many growth industries were over-capitalized. For instance, in software, many more companies came public than their respective markets could support. Today, we are witnessing a necessary rationalization of this and other industries, as competitors with weak balance sheets or managements and inferior products are forced to exit the market. Thus, while few companies escape lowered earnings in a recession, those with superior products or services and a strong financial position take share and emerge stronger than before. As usual, we spend much of our time focusing on the balance sheets of potential investments, assessing each company's resources to weather these adverse conditions.

We continue to expect technology to be one of the most fertile areas for growth and investment over the long term. It has been suggested by some that technology is "over," both as a growth industry and as a profitable area for equity investment. To us, this notion is equivalent to saying that all the good ideas have already been thought. There is no reason to believe technology will not continue to be the source of the innovations that enable companies to provide their goods and services better, faster and cheaper -- in other words, to earn higher revenues and greater profits.

Technology is not a monolithic industry like automobiles, paper or steel. Instead, it is comprised of a number of dissimilar industries, each with different cycles, economics and customers. While one of these industries may be entering a recession, another may be experiencing accelerating growth. We have always found attractive places to invest in technology. The only way to find them is through bottom-up, fundamental research. Today, this research reveals a mixed landscape within technology. Most of these companies are trading at very low valuations (many close to cash value) therefore we see little downside to these stocks. It may well be that the leadership groups and companies within technology that lead on the way out of this recession will be different than those which outperformed during the last cycle. Regardless, our objective is to find those areas within technology where the greatest innovation is being created and where the next large, profitable growth companies are emerging. In other words, it is to do exactly what we strive to do in each industry in which we invest.

We are today at the convergence of several very negative forces. We are twelve months into a severe recession in capital spending which is fast spreading to the entire economy. Corporate revenue growth is non-existent or negative, and corporate margins and returns on capital are at trough levels. Even before September 11th market psychology was quite negative. On top of this, the United States has just experienced a tragedy of unspeakable proportion. This fear and uncertainty brought on by these factors is more than priced into the market, which seems to be
34
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                                                                          [ICON]
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discounting a worst-case scenario. We are optimistic, however, about technology, the equity markets and our strategy because of the leverage we see when these forces reverse themselves. The foundation of the resilient U.S. economy is intact, and corporate revenue growth is certain to return. When it does, the earnings growth and expansion in profitability of the companies we own should be outstanding. We expect these earnings coupled with the multiple expansion which should accompany a recovery in market psychology will add up to much higher stock prices. Over a complete market cycle, returns to equity investors are not driven by emotional reactions to extraordinary events, but instead by earnings. We strive to own great growth companies that can quickly grow earnings through a complete economic cycle. We believe the fund is populated with companies that can do just that.

                          TCW Galileo Technology Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
Since Inception
(65.10)%

         FUND   NASDAQ COMPOSITE
Nov 00  $1,456            $1,542
Dec 00  $1,438            $1,466
Jan 01  $1,624            $1,646
Feb 01  $1,048            $1,277
Mar 01    $838            $1,092
Apr 01  $1,056            $1,256
May 01  $1,020            $1,253
Jun 01  $1,036            $1,283
Jul 01    $928            $1,203
Aug 01    $796            $1,072
Sep 01    $586              $890
Oct 01    $698            $1,003

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/00

TCW GALILEO VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

For the fiscal year ended October 31, 2001, the TCW Galileo Value Opportunities Fund (the "Fund") had a return of 17.56% for its "I" Class shares. The return for the Russell Midcap Value Index for the same time period was a negative 1.38%. For the "N" Class shares, the return was 17.00%. The performance of the Fund's two classes varies because of differing expenses.

Over the past year, U.S. economic growth has decelerated following the end of a major productivity-driven investment boom and its accompanying stock market bubble. The technology stock collapse of 2000 spilled over into the old economy throughout this year as bellwether companies across many industries reported a litany of earnings disappointments. We were in the midst of a major inventory correction and a bottoming out of the U.S. economy, when September's attack on America paralyzed the national consciousness. As a result, we are witnessing empty airports, hotels, amusement parks, cruise ships, department stores and the like. According to a consensus of economists, we are now in a full-fledged recession.

However, given the steep stock market declines following the September shock, stocks are now trading at second half 1997 levels. Most stock market indices during this quarter suffered their worst declines since the crash of 1987. The Standard & Poors 500 index, for example, was down 37% from its all-time high as sentiment plummeted in the aftermath of the September attack. We believe a great many stocks now sell at attractive valuations based on normalized earnings. Given our optimism in the future of this country and our belief that we will ultimately prevail in the fight against terrorism, we expect an economic recovery in next year's second half, along with substantial appreciation in equities of excellent companies with strong long-term business fundamentals. Because the sharp falloff in consumer confidence will push the economy deeper into near-term recession, the eventual recovery period could be stronger, possibly v-shaped, as a result.

Moreover, we believe the economy should be buoyed as a result of the stimulus of monetary easing, tax cuts and the vast sums of money that will be spent on defense, security, rebuilding lower Manhattan, the Pentagon and other public works programs. Clearly, the Federal Reserve Board (the "Fed") will be eager to lower interest rates further, if necessary, to rekindle the fragile economy. The Fed's recent rate cuts have been followed by major synchronized easing among central banks around the world. These combined actions should eventually jumpstart the sluggish economies of the U.S., Europe, and Asia, with their respective stock markets bottoming well before the economic benefits of such actions become evident.

As patient, research-driven investors, we pay close attention to the valuation of individual companies. We typically purchase stocks of excellent companies with strong balance sheets and market leadership selling at a discount to their intrinsic or private market value. As a result, we are willing to adopt a 2 to 3 year investment horizon in order to reap substantial gains for our client portfolios. Given the financial turmoil created by recent events and the attendant market inefficiencies, we are uncovering some excellent equity bargains temporarily mispriced by the dual pressures of fear and emotion. It is during periods of maximum pessimism, when investor sentiment is at the lowest point, that the greatest fortunes have been made. We are weeding out companies whose prospects have become permanently impaired by the crisis and upgrading into higher quality equities whose long-term outlook remains unblemished. We are adding to our existing positions in capital goods, industrial technology, consumer and energy.

As a result of the market meltdown during the quarter we established new positions, at attractive prices, in the following companies: Southwest Airlines Co., the airline industry's best managed company, boasting a strong balance sheet; Carnival Corp., a leader in the cruise line industry, Legg Mason Inc., a high quality asset manager and Starwood Hotels and Resorts, which owns, manages and franchises hotels throughout the world with solid brand names. Moreoever, we

36
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                                                                          [ICON]
--------------------------------------------------------------------------------

added to existing positions in companies such as National Semiconductor, Teradyne and LSI Logic which manufacture components and capital equipment for the computer, wireless, networking and communications markets.

We are witnessing one of the most turbulent periods for the markets ever! It is our job to focus on equity research with the goal of constructing a portfolio of companies with superior appreciation potential that will look through the valley to the next stock market recovery cycle.

                 TCW Galileo Value Opportunities Fund - Class I

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  Since Inception
17.56%                              28.12%           19.79%

         FUND    RUSSELL MIDCAP VALUE
Nov 96  $26,910               $26,568
Dec 96  $27,131               $26,458
Jan 97  $28,108               $27,289
Feb 97  $27,895               $27,752
Mar 97  $26,938               $26,909
Apr 97  $27,135               $27,587
May 97  $29,661               $29,214
Jun 97  $30,931               $30,298
Jul 97  $32,951               $32,548
Aug 97  $33,650               $32,167
Sep 97  $34,602               $34,162
Oct 97  $31,696               $33,124
Nov 97  $31,348               $34,242
Dec 97  $31,764               $35,552
Jan 98  $31,510               $34,861
Feb 98  $33,795               $37,190
Mar 98  $34,493               $39,105
Apr 98  $34,874               $38,886
May 98  $33,287               $37,978
Jun 98  $31,383               $38,099
Jul 98  $28,876               $36,168
Aug 98  $23,736               $31,082
Sep 98  $24,783               $32,896
Oct 98  $29,321               $35,026
Nov 98  $30,463               $36,255
Dec 98  $31,859               $37,358
Jan 99  $32,526               $36,487
Feb 99  $30,590               $35,684
Mar 99  $30,939               $36,194
Apr 99  $34,525               $39,622
May 99  $36,461               $39,788
Jun 99  $38,397               $40,242
Jul 99  $38,238               $39,236
Aug 99  $37,889               $37,878
Sep 99  $36,905               $35,962
Oct 99  $35,636               $37,023
Nov 99  $37,159               $36,344
Dec 99  $39,843               $37,318
Jan 00  $37,759               $35,086
Feb 00  $37,017               $33,618
Mar 00  $43,799               $37,694
Apr 00  $44,576               $37,845
May 00  $46,519               $38,495
Jun 00  $45,636               $37,060
Jul 00  $47,084               $37,926
Aug 00  $51,675               $40,252
Sep 00  $51,393               $40,637
Oct 00  $52,452               $41,410
Nov 00  $50,121               $40,870
Dec 00  $55,085               $44,475
Jan 01  $60,655               $44,314
Feb 01  $58,373               $44,126
Mar 01  $56,864               $42,904
Apr 01  $62,976               $45,263
May 01  $66,961               $46,548
Jun 01  $66,342               $45,927
Jul 01  $66,845               $45,743
Aug 01  $65,027               $44,907
Sep 01  $56,594               $40,623
Oct 01  $61,661               $40,839

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/96

                 TCW Galileo Value Opportunities Fund - Class N

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
Since Inception
17.00%
                          FUND  RUSSELL MIDCAP VALUE
NOV 00                   1,911                 1,974
DEC 00                   2,099                 2,148
JAN 01                   2,308                 2,140
FEB 01                   2,221                 2,131
MAR 01                   2,164                 2,072
APR 01                   2,394                 2,186
MAY 01                   2,546                 2,248
JUN 01                   2,521                 2,218
JUL 01                   2,539                 2,209
AUG 01                   2,469                 2,169
SEP 01                   2,149                 1,962
OCT 01                   2,340                 1,972

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/00

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
  SHARES    COMMON STOCK                                 VALUE
----------  ------------                              ------------

            BANKING & FINANCIAL SERVICES (3.0% OF
              NET ASSETS)
     7,500  Instinet Group, Inc.                      $     72,000*
    34,500  SEI Investments Co.                          1,060,875
    83,785  T. Rowe Price Group, Inc.                    2,325,871
                                                      ------------
            TOTAL BANKING & FINANCIAL SERVICES           3,458,746
                                                      ------------
            BIOLOGICAL PRODUCTS (3.0%)
    54,500  Gilead Sciences, Inc.                        3,428,050*
                                                      ------------
            COMMERCIAL SERVICES (9.7%)
    19,000  Hotel Reservations Network, Inc.               588,240*+
   285,600  Overture Services, Inc.                      7,525,560*
    75,488  Paychex, Inc.                                2,420,145
    25,700  Robert Half International, Inc.                530,191*
                                                      ------------
            TOTAL COMMERCIAL SERVICES                   11,064,136
                                                      ------------
            COMPUTER SERVICES (12.7%)
   198,500  Applied Micro Circuits Corp.                 2,189,455*
    93,600  CheckFree Corp.                              1,317,888*+
   136,700  Network Appliance, Inc.                      1,818,110*
    47,000  Novellus Systems, Inc.                       1,552,410*
   129,800  Sapient Corp.                                  559,438*
   122,224  VeriSign, Inc.                               4,719,069*+
   219,542  Yahoo!, Inc.                                 2,388,617*+
                                                      ------------
            TOTAL COMPUTER SERVICES                     14,544,987
                                                      ------------
            COMPUTER SOFTWARE (5.6%)
    82,600  Homestore.com, Inc.                            424,564*+
   226,500  Liberate Technologies, Inc.                  2,237,820*
    56,918  Rational Software Corp.                        746,764*
   184,188  Siebel Systems, Inc.                         3,007,790*+
                                                      ------------
            TOTAL COMPUTER SOFTWARE                      6,416,938
                                                      ------------
            ELECTRONICS (13.7%)
    75,334  Altera Corp.                                 1,521,747*
    58,400  Elantec Semiconductor, Inc.                  1,909,096*
   142,936  Maxim Integrated Products, Inc.              6,539,322*
   189,634  XILINX, Inc.                                 5,768,666*
                                                      ------------
            TOTAL ELECTRONICS                           15,738,831
                                                      ------------
            ENTERTAINMENT & LEISURE (3.0%)
   145,968  Westwood One, Inc.                           3,472,579*
                                                      ------------
            HEALTHCARE (7.2%)
    50,400  Genentech, Inc.                              2,633,400*+
    78,500  Human Genome Sciences, Inc.                  3,346,455*
    47,000  Sepracor, Inc.                               2,229,680*+
                                                      ------------
            TOTAL HEALTHCARE                             8,209,535
                                                      ------------
            INSURANCE (1.0%)
    31,500  Cincinnati Financial Corp.                   1,171,800
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38
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                                                                OCTOBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            MEDIA--BROADCASTING & PUBLISHING (12.1%)
    53,444  Cablevision Systems Corp.                 $  1,830,457*+
    41,681  Clear Channel Communications, Inc.           1,588,880*
    69,100  Cox Radio, Inc.                              1,499,470*
    51,900  Gemstar TV Guide International, Inc.         1,052,013*
    80,900  Hispanic Broadcasting Corp.                  1,355,884*
   142,200  Mediacom Communications Corp.                1,908,324*+
    66,072  Rainbow Media Group                          1,410,637*
   130,252  Univision Communications, Inc.               3,256,300*
                                                      ------------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      13,901,965
                                                      ------------
            MEDICAL SUPPLIES (6.0%)
   123,800  Abgenix, Inc.                                3,688,002*
    49,948  Andrx Corp.                                  3,243,124*+
                                                      ------------
            TOTAL MEDICAL SUPPLIES                       6,931,126
                                                      ------------
            PHARMACEUTICALS (0.7%)
    31,200  Vertex Pharmaceuticals, Inc.                   764,400*+
                                                      ------------
            RETAIL (8.9%)
   204,450  Bed, Bath & Beyond, Inc.                     5,123,517*
    96,264  eBay, Inc.                                   5,051,935*+
                                                      ------------
            TOTAL RETAIL                                10,175,452
                                                      ------------
            TELECOMMUNICATIONS (9.6%)
   110,200  American Tower Corp.                         1,214,404*+
   151,492  EchoStar Communications Corp.                3,513,099*+
   147,300  Juniper Networks, Inc.                       3,268,587*
    69,700  ONI Systems Corp.                              341,530*
    62,963  Openwave Systems, Inc.                         486,704*+
    95,100  Research In Motion, Ltd.                     1,546,326
   151,700  Sonus Networks, Inc.                           638,657*
                                                      ------------
            TOTAL TELECOMMUNICATIONS                    11,009,307
                                                      ------------
            TRANSPORTATION (0.8%)
    32,700  Expedia, Inc.                                  961,707*+
                                                      ------------
            TOTAL COMMON STOCK (COST: $124,730,214)
              (97.0%)                                  111,249,559
                                                      ------------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$6,415,605  American Express Co., 2.48%,
              due 11/14/01                               6,415,605**
 4,665,895  Bayerische Hypo-Und Vereinsbank AG,
              2.5%, due 11/02/01                         4,665,895**
 1,166,474  Credit Agricole, 2.44%, due 11/07/01         1,166,474**
   933,713  Fleet National Bank, 2.7%, due 04/30/02        933,713**
 1,523,922  General Motors Acceptance Corp., 2.8%,
              due 03/08/02                               1,523,922**
 2,911,603  Investors Bank & Trust Depository
              Reserve, 1.35%, due 11/01/01               2,911,603

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
39
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TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            ------------
$4,090,555  Merrimac Money Market Fund, 2.8%,
              due 11/01/01                            $  4,090,555**
 6,665,895  Royal Bank of Scotland, 2.63%,
              due 11/01/01                               6,665,895**
                                                      ------------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $28,373,662) (24.7%)                      28,373,662
                                                      ------------
            TOTAL INVESTMENTS (COST: $153,103,876)
              (121.7%)                                 139,623,221
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-21.7%)                                 (24,907,684)
                                                      ------------
            NET ASSETS (100.0%)                       $114,715,537
                                                      ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
40

TCW GALILEO CONVERTIBLE SECURITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2001

PRINCIPAL
  AMOUNT    CONVERTIBLE FIXED INCOME SECURITIES          VALUE
----------  -----------------------------------       -----------

            BANKING & FINANCIAL SERVICES (4.8% OF
              NET ASSETS)
$  550,000  E*TRADE Group, Inc., 6%, due 02/01/07     $   360,937
   815,000  E*TRADE Group, Inc., (144A), 6%,
              due 02/01/07                                534,844*
   280,000  E*TRADE Group, Inc., (144A), 6.75%,
              due 05/15/08                                243,250*
 1,810,000  Merrill Lynch & Co., Inc., 0%,
              due 05/23/31                                902,737
 1,105,000  Providian Financial Corp., 3.25%,
              due 08/15/05                                428,187+
                                                      -----------
            TOTAL BANKING & FINANCIAL SERVICES          2,469,955
                                                      -----------
            BEVERAGES, FOOD & TOBACCO (0.4%)
   160,000  Performance Food Group Co., 5.5%,
              due 10/16/08                                182,400
                                                      -----------
            BUILDING MATERIALS (1.3%)
   755,000  American International Group,
              Exchangeable Home Depot, Inc., (144A),
              1%, due 02/14/06                            684,219*
                                                      -----------
            COMMUNICATIONS (1.3%)
   745,000  Nortel Networks Corp., (144A), 4.25%,
              due 09/01/08                                643,494*
                                                      -----------
            COMPUTER SERVICES (1.0%)
   800,000  Federal National Mortgage Association,
              Exchangeable Micron Technology, Inc.,
              0%, due 05/15/08                            489,802
                                                      -----------
            COMPUTER SOFTWARE (9.2%)
   550,000  Jabil Circuit, Inc., 1.75%,
              due 05/15/21                                515,625
   500,000  Network Associates, Inc., (144A), 5.25%,
              due 08/15/06                                648,750*
   320,000  Rational Software Corp., 5%,
              due 02/01/07                                262,800
   290,000  Rational Software Corp., (144A), 5%,
              due 02/01/07                                238,162*
 1,515,000  Siebel Systems, Inc., 5.5%,
              due 09/15/06                              1,600,219
   565,000  Symantec Corp., (144A), 3%,
              due 11/01/06                                614,084*
   820,000  Veritas Software Corp., 1.856%,
              due 08/13/06                                835,375
                                                      -----------
            TOTAL COMPUTER SOFTWARE                     4,715,015
                                                      -----------
            ELECTRIC UTILITIES (1.8%)
 1,080,000  AES Corp., 4.5%, due 08/15/05                 909,900
                                                      -----------
            ELECTRONICS (11.6%)
 1,335,000  ASM Lithography Holding N.V., (144A),
              4.25%, due 11/30/04                       1,086,356*
   235,000  ASM Lithography Holding N.V., (144A),
              5.75%, due 10/15/06                         247,925*
   415,000  Burr-Brown Corp., 4.25%, due 02/15/07         454,425
   680,000  GlobeSpan, Inc., (144A), 5.25%,
              due 05/15/06                                505,750*
   915,000  LSI Logic Corp., 4.25%, due 03/15/04        1,163,194
   760,000  Sanmina Corp., 4.25%, due 05/01/04            754,376
   885,000  Solectron Corp., 0%, due 05/08/20             451,350
 1,265,000  STMicroelectronics N.V., 0%,
              due 09/22/09                              1,185,937
   390,000  UBS AG, Exchangeable TranSwitch Corp.,
              (144A), 14%, due 04/25/02                   120,900*
                                                      -----------
            TOTAL ELECTRONICS                           5,970,213
                                                      -----------
            ENERGY & OIL SERVICES (0.9%)
   395,000  Kerr-McGee Corp., 5.25%, due 02/15/10         459,187
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

41
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TCW GALILEO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
            ENTERTAINMENT & LEISURE (1.7%)
$  855,000  Morgan Stanley Dean Witter & Co.,
              Exchangeable The Walt Disney Co.,
              0.25%, due 12/30/08                     $   877,444
                                                      -----------
            INDUSTRIAL--DIVERSIFIED (1.7%)
 1,475,000  SPX Corp., (144A), 0%, due 02/06/21           892,375*+
                                                      -----------
            INSURANCE (1.6%)
   805,000  American International Group, Inc.,
              0.5%, due 05/15/07                          819,088+
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING (5.1%)
 1,170,000  Adelphia Communications Corp., 6%,
              due 02/15/06                                823,388
   395,000  Bank of America, Inc., Exchangeable
              Ciena Corp., 15.25%, due 08/26/02           353,525
   500,000  Charter Communications, Inc., 4.75%,
              due 06/01/06                                418,125
    20,000  Charter Communications, Inc., 5.75%,
              due 10/15/05                                 18,550
   500,000  Charter Communications, Inc., (144A),
              5.75%, due 10/15/05                         463,750*
 1,180,000  News America, Inc., (144A), 0%,
              due 02/28/21                                566,400*
                                                      -----------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      2,643,738
                                                      -----------
            MEDICAL SUPPLIES (0.9%)
   565,000  Alza Corp., Exchangeable Johnson &
              Johnson, Inc., 0%, due 07/28/20             462,594
                                                      -----------
            METALS (1.4%)
   705,000  Freeport-McMoran Copper & Gold, Inc.,
              (144A), 8.25%, due 01/31/06                 712,050*
                                                      -----------
            PHARMACEUTICALS (2.9%)
 1,305,000  Roche Holdings, Inc., Exchangeable
              Genentech, Inc., (144A), 0%,
              due 01/19/15                                982,013*
   520,000  Teva Pharmaceutical Industries, Ltd.,
              (144A), 0.75%, due 08/15/21                 520,650*+
                                                      -----------
            TOTAL PHARMACEUTICALS                       1,502,663
                                                      -----------
            RETAIL (0.9%)
   520,000  Costco Companies, Inc., 0%,
              due 08/19/17                                468,650**
                                                      -----------
            TELECOMMUNICATIONS (9.3%)
 1,500,000  American Tower Corp., 6.25%,
              due 10/15/09                              1,188,750
   520,000  Bank of America Corp., Exchangeable
              Qualcomm, Inc., 15%, due 09/27/02           546,000
   515,000  Echostar Communications Corp., 4.875%,
              due 01/01/07                                438,394
   170,000  Echostar Communications Corp., (144A),
              4.875%, due 01/01/07                        144,713*
   570,000  Exchangeable Certificates Corp., (144A),
              0.25%, due 07/17/06                         530,459*
 1,145,000  Nextel Communications, Inc., 4.75%,
              due 07/01/07                                731,369
   600,000  ONI Systems Corp., 5%, due 10/15/05           390,750
   660,000  Telefonos de Mexico, S.A. de C.V.,
              4.25%, due 06/15/04                         822,525
                                                      -----------
            TOTAL TELECOMMUNICATIONS                    4,792,960
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42
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                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
            TRANSPORTATION (1.0%)
$  540,000  United Parcel Service, Inc., 1.75%,
              due 09/27/07                            $   521,100
                                                      -----------
            TOTAL CONVERTIBLE FIXED INCOME
              SECURITIES (COST: $33,742,162) (58.8%)   30,216,847
                                                      -----------

NUMBER OF
  SHARES    CONVERTIBLE PREFERRED STOCK
----------  ---------------------------
            AEROSPACE/DEFENSE (1.2%)
    10,850  Raytheon, Inc., Class B, $4.125               620,077
                                                      -----------
            BANKING & FINANCIAL SERVICES (2.6%)
    23,100  CNB Capital Trust, $1.50                      845,691
    20,500  Morgan Stanley Dean Witter & Co.,
              Exchangeable Yahoo!, Inc., $2.235            84,050
     3,150  Washington Mutual, Inc., $2.688               151,594
     4,900  Washington Mutual, Inc., (144A), $2.688       235,812*
                                                      -----------
            TOTAL BANKING & FINANCIAL SERVICES          1,317,147
                                                      -----------
            COMMUNICATIONS (1.8%)
    22,700  Titan Capital Trust, $2.875                   939,212
                                                      -----------
            COMPUTER SERVICES (2.7%)
    15,900  Tribune Co., $2.00                          1,399,200
                                                      -----------
            ELECTRIC UTILITIES (0.7%)
     7,550  TXU Corp., $4.375                             376,670**
                                                      -----------
            ELECTRONICS (1.2%)
    20,830  Goldman Sachs Group, Inc., Exchangeable
              Texas Instruments, Inc., $2.458             593,655
                                                      -----------
            ENERGY & OIL SERVICES (1.0%)
    11,450  Apache Corp., $2.02                           497,732
                                                      -----------
            INSURANCE (1.0%)
    11,200  QBE Insurance Group, Ltd., (144A), $4.00      485,800*
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING (5.1%)
    12,800  Cox Communications, Inc., $3.50               665,600
    11,400  Cox Communications, Inc., $6.859              618,108
    14,200  Equity Securities Trust, Exchangeable
              Cablevision Systems Corp., $2.343           494,160**
     1,000  Radio One, Inc., (144A), $65.00               864,938*
                                                      -----------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      2,642,806
                                                      -----------
            TELECOMMUNICATIONS (1.4%)
    28,600  MediaOne Group, Inc., Exchangeable
              Vodafone AirTouch PLC, $3.041               728,442+
                                                      -----------
            UTILITIES (2.1%)
    18,100  Mirant Trust, $3.125                        1,078,760
                                                      -----------
            TOTAL CONVERTIBLE PREFERRED STOCK
              (COST: $10,839,468) (20.8%)              10,679,501
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

  NUMBER
    OF
  SHARES    COMMON STOCK (COST: $2,438,337) (3.3%)       VALUE
----------  --------------------------------------    -----------
            MEDIA--BROADCASTING & PUBLISHING (3.3%)
    45,496  Clear Channel Communications, Inc.        $ 1,734,307**
                                                      -----------
            TOTAL EQUITY SECURITIES (COST:
              $13,277,805) (24.1%)                     12,413,808
                                                      -----------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$  698,491  American Express Co., 2.48%,
              due 11/14/01                                698,491***
   507,994  Bayerische Hypo-Und Vereinsbank AG,
              2.5%, due 11/02/01                          507,994***
   126,998  Credit Agricole, 2.44%, due 11/07/01          126,998***
   286,180  Fleet National Bank, 2.7%, due 04/30/02       286,180***
   200,000  General Motors Acceptance Corp., 2.8%,
              due 03/08/02                                200,000***
 1,899,464  Investors Bank & Trust Depository
              Reserve, 1.35%, due 11/01/01              1,899,464
   444,494  Merrimac Money Market Fund, 2.8%,
              due 11/01/01                                444,494***
   507,993  Royal Bank of Scotland, 2.47%,
              due 11/06/01                                507,993***
                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $4,671,614) (9.1%)                        4,671,614
                                                      -----------
            TOTAL INVESTMENTS (COST: $51,691,581)
              (92.0%)                                  47,302,269
            EXCESS OF OTHER ASSETS OVER LIABILITIES
              (8.0%)                                    4,085,859
                                                      -----------
            NET ASSETS (100.0%)                       $51,388,128
                                                      ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  RESTRICTED SECURITY (NOTE 9).
 **  NON-INCOME PRODUCING.
***  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
44

TCW GALILEO EARNINGS MOMENTUM FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2001

NUMBER OF
 SHARES    COMMON STOCK                                 VALUE
---------  ------------                              -----------

           AUTOMOTIVE (3.9% OF NET ASSETS)
  10,250   Copart, Inc.                              $   300,837*
                                                     -----------
           BIOLOGICAL PRODUCTS (0.9%)
   2,400   Cell Therapeutics, Inc.                        72,072*+
                                                     -----------
           CHEMICALS (0.5%)
   2,500   Symyx Technologies, Inc.                       39,225*
                                                     -----------
           COMMERCIAL SERVICES (17.5%)
   8,550   Administaff, Inc.                             192,289*
  10,900   Career Education Corp.                        284,163*
   5,750   Corinthian Colleges, Inc.                     210,047*
   2,700   Edison Schools, Inc.                           50,895*
   4,900   Freemarkets, Inc.                              65,513*+
   4,000   MemberWorks, Inc.                              36,000*+
   7,125   University of Phoenix Online, Inc.            187,387*
  10,850   Waste Connections, Inc.                       317,037*
                                                     -----------
           TOTAL COMMERCIAL SERVICES                   1,343,331
                                                     -----------
           COMPUTER SERVICES (13.0%)
  11,900   Centra Software, Inc.                          62,713*
   7,000   Digital Insight Corp.                         116,550*+
   5,400   F5 Networks, Inc.                              81,486*+
   7,500   Innovative Solutions & Support, Inc.           61,950*
   5,200   Netegrity, Inc.                                61,048*+
   6,900   Nuance Communications, Inc.                    55,683*+
   3,300   Nyfix, Inc.                                    58,740*+
  11,950   Radiant Systems, Inc.                          78,989*
   5,400   Secure Computing Corp.                         88,290*
   4,450   Simplex Solutions, Inc.                        54,290*+
   3,200   Stellent, Inc.                                 65,600*+
   2,480   TALX Corp.                                     42,160
   7,050   Websense, Inc.                                171,315*
                                                     -----------
           TOTAL COMPUTER SERVICES                       998,814
                                                     -----------
           COMPUTER SOFTWARE (10.4%)
  14,400   Braun Consulting, Inc.                         56,016*
   6,950   Caminus Corp.                                 122,250*
   4,900   Homestore.com, Inc.                            25,186*+
   9,000   Liberate Technologies, Inc.                    88,920*
   5,000   NetIQ Corp.                                   140,750*
   4,400   Plato Learning, Inc.                           62,480*
   7,800   SkillSoft Corp.                               179,010*
  12,450   Synplicity, Inc.                              120,391*
                                                     -----------
           TOTAL COMPUTER SOFTWARE                       795,003
                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   8,300   Aeroflex, Inc.                                121,761*
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO EARNINGS MOMENTUM FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           ELECTRONICS (6.1%)
   3,750   AstroPower, Inc.                          $   144,413*+
   7,400   DDi Corp.                                      66,822*
   3,700   Exar Corp.                                     83,398*
   6,300   Integrated Circuit Systems, Inc.              107,163*
   6,700   TTM Technologies, Inc.                         61,975*
                                                     -----------
           TOTAL ELECTRONICS                             463,771
                                                     -----------
           ENERGY & OIL SERVICES (2.9%)
   5,650   Chiles Offshore, Inc.                         108,480*
   7,552   Varco International, Inc.                     113,280*
                                                     -----------
           TOTAL ENERGY & OIL SERVICES                   221,760
                                                     -----------
           FOODS, HOTELS & RESTAURANTS (2.8%)
   7,200   BUCA, Inc.                                     97,776*
   3,000   P.F. Chang's China Bistro, Inc.               118,890*+
                                                     -----------
           TOTAL FOODS, HOTELS & RESTAURANTS             216,666
                                                     -----------
           HEALTHCARE (3.1%)
   4,400   Accredo Health, Inc.                          150,128*
   1,000   AmeriPath, Inc.                                28,110*
   6,100   Trizetto Group, Inc.                           59,170*
                                                     -----------
           TOTAL HEALTHCARE                              237,408
                                                     -----------
           MEDICAL SUPPLIES (9.5%)
   6,400   American Medical Systems Holdings, Inc.       121,600*
   8,450   ArthroCare Corp.                              166,888*+
   1,900   Biosite Diagnostics, Inc.                      29,659*
   8,050   Conceptus, Inc.                               117,128*
   2,800   Rudolph Technologies, Inc.                     70,840*
   6,400   Thoratec Corp.                                124,800*
   4,550   Ventana Medical Systems, Inc.                  96,415*+
                                                     -----------
           TOTAL MEDICAL SUPPLIES                        727,330
                                                     -----------
           OIL & GAS (0.7%)
   7,600   ATP Oil & Gas Corp.                            50,160*
                                                     -----------
           PHARMACEUTICALS (6.6%)
     600   CIMA Labs, Inc.                                32,430*
   1,800   Cubist Pharmaceuticals, Inc.                   72,540*
  10,600   Durect Corp.                                   78,440*
   3,100   Exelixis, Inc.                                 41,540*
   6,600   Medicines Co.                                  46,398*+
   5,400   Noven Pharmaceuticals, Inc.                   115,776*+
   3,500   Pharmacopeia, Inc.                             55,300*
   5,200   Telik, Inc.                                    40,820*
   3,150   Titan Pharmaceuticals, Inc.                    22,523*
                                                     -----------
           TOTAL PHARMACEUTICALS                         505,767
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           POLLUTION CONTROL (4.6%)
   7,300   Stericycle, Inc.                          $   350,400*
                                                     -----------
           RETAIL (8.4%)
   5,623   99 Cents Only Stores                          199,898*
   7,100   Charlotte Russe Holding, Inc.                 100,820*
   2,700   Electronics Boutique Holdings Corp.            83,835*+
   8,800   Global Sports, Inc.                           139,040*+
   4,000   Insight Enterprises, Inc.                      65,000*
   3,200   Ultimate Electronics, Inc.                     58,048*
                                                     -----------
           TOTAL RETAIL                                  646,641
                                                     -----------
           TECHNOLOGY (1.3%)
   7,500   Digital River, Inc.                            99,370*+
                                                     -----------
           TELECOMMUNICATIONS (2.3%)
   3,000   Metro One Telecommunications, Inc.             90,450*+
   3,100   Micromuse, Inc.                                28,675*
   8,600   Wireless Facilities, Inc.                      56,674*+
                                                     -----------
           TOTAL TELECOMMUNICATIONS                      175,799
                                                     -----------
           TRANSPORTATION (1.2%)
   2,850   Atlantic Coast Airlines Holdings, Inc.         53,523*
   1,400   Expedia, Inc.                                  41,174*+
                                                     -----------
           TOTAL TRANSPORTATION                           94,697
                                                     -----------
           TOTAL COMMON STOCK (COST: $7,236,575)
             (97.3%)                                   7,460,812
                                                     -----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS
---------  ----------------------
$416,935   American Express Co., 2.46%,
             due 11/15/01                                416,935**
 303,225   Bayerische Hypo-Und Vereinsbank AG,
             2.5%, due 11/02/01                          303,225**
  75,806   Credit Agricole, 2.44%, due 11/07/01           75,806**
  38,593   Fleet National Bank, 2.7%, due 04/30/02        38,593**
 151,613   General Motors Acceptance Corp., 2.8%,
             due 03/08/02                                151,613**
 204,302   Investors Bank & Trust Depository
             Reserve, 1.35%, due 11/01/01                204,302
 265,322   Merrimac Money Market Fund, 2.8%,
             due 11/01/01                                265,322**
 403,225   Royal Bank of Scotland, 2.63%,
             due 11/01/01                                403,225**
                                                     -----------
           TOTAL SHORT-TERM INVESTMENTS (COST:
             $1,859,021) (24.2%)                       1,859,021
                                                     -----------
           TOTAL INVESTMENTS (COST: $9,095,596)
             (121.5%)                                  9,319,833
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-21.5%)                                 (1,650,066)
                                                     -----------
           NET ASSETS (100.0%)                       $ 7,669,767
                                                     ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
47

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    COMMON STOCK                               VALUE
---------  ------------                              --------

           AEROSPACE/DEFENSE (2.9% OF NET ASSETS)
     500   United Technologies Corp.                 $ 26,945
                                                     --------
           AUTOMOTIVE (2.5%)
     475   ITT Industries, Inc.                        22,843
                                                     --------
           BANKING & FINANCIAL SERVICES (20.0%)
   1,585   Citigroup, Inc.                             72,149
     550   Federal Home Loan Mortgage Corp.            37,301
     220   Goldman Sachs Group, Inc.                   17,195
     735   Morgan Stanley Dean Witter & Co.            35,956
   1,040   Stilwell Financial, Inc.                    20,914
                                                     --------
           TOTAL BANKING & FINANCIAL SERVICES         183,515
                                                     --------
           BEVERAGES, FOOD & TOBACCO (3.5%)
     690   Philip Morris Companies, Inc.               32,292
                                                     --------
           CHEMICALS (2.6%)
     600   Air Products & Chemicals, Inc.              24,024
                                                     --------
           COMPUTER SERVICES (7.2%)
   1,795   Dell Computer Corp.                         43,044*
     685   Novellus Systems, Inc.                      22,626*
                                                     --------
           TOTAL COMPUTER SERVICES                     65,670
                                                     --------
           CONGLOMERATES (1.3%)
     250   Tyco International, Ltd.                    12,285
                                                     --------
           ELECTRONICS (9.2%)
     740   Applied Materials, Inc.                     25,241*
   1,350   Intel Corp.                                 32,967
     480   Teradyne, Inc.                              11,064*
     540   Texas Instruments, Inc.                     15,115
                                                     --------
           TOTAL ELECTRONICS                           84,387
                                                     --------
           ENERGY & OIL SERVICES (12.5%)
   1,820   Exxon Mobil Corp.                           71,799
     315   Santa Fe International Corp.                 7,667
   1,187   Transocean Sedco Forex, Inc.                35,788
                                                     --------
           TOTAL ENERGY & OIL SERVICES                115,254
                                                     --------
           ENTERTAINMENT & LEISURE (2.8%)
   1,400   The Walt Disney Co.                         26,026
                                                     --------
           FOODS, HOTELS & RESTAURANTS (3.1%)
   1,090   McDonald's Corp.                            28,416
                                                     --------
           INDUSTRIAL--DIVERSIFIED (1.5%)
     250   Danaher Corp.                               13,935
                                                     --------
           INSURANCE (4.4%)
     420   Marsh & McLennan Companies, Inc.            40,635
                                                     --------
           METALS (6.2%)
   1,080   Alcoa, Inc.                                 34,852

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
48

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

NUMBER OF
 SHARES                                               VALUE
---------                                            --------
           METALS (CONTINUED)
     240   Inco, Ltd.                                $  3,274*
     450   Nucor Corp.                                 18,585
                                                     --------
           TOTAL METALS                                56,711
                                                     --------
           OIL & GAS (2.6%)
     195   BJ Services Co.                              4,990*
     215   ChevronTexaco Corp.                         19,038
                                                     --------
           TOTAL OIL & GAS                             24,028
                                                     --------
           TELECOMMUNICATIONS (3.6%)
     300   BellSouth Corp.                             11,100
     575   SBC Communications, Inc.                    21,913
                                                     --------
           TOTAL TELECOMMUNICATIONS                    33,013
                                                     --------
           TRANSPORTATION (11.2%)
   1,145   CSX Corp.                                   38,587
   1,320   Southwest Airlines, Inc.                    20,988
     835   Union Pacific Corp.                         43,428
                                                     --------
           TOTAL TRANSPORTATION                       103,003
                                                     --------
           TOTAL COMMON STOCK (COST: $976,925)
             (97.1%)                                  892,982
                                                     --------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS (COST: $41,033) (4.5%)
---------  ---------------------------------------------
 $41,033   Investors Bank & Trust Depository Reserve,
             1.35%, due 11/01/01                            41,033
                                                          --------
           TOTAL INVESTMENTS (COST: $1,017,958) (101.6%)   934,015
           LIABILITIES IN EXCESS OF OTHER ASSETS (-1.6%)   (14,806)
                                                          --------
           NET ASSETS (100.0%)                            $919,209
                                                          ========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
49

TCW GALILEO GROWTH INSIGHTS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ----------

           APPAREL RETAILERS (1.6% OF NET ASSETS)
   1,850   Chico's FAS, Inc.                         $   48,100*
                                                     ----------
           BANKING & FINANCIAL SERVICES (5.9%)
  10,650   Schwab (Charles) Corp.                       137,172
   2,050   Stilwell Financial, Inc.                      41,225
                                                     ----------
           TOTAL BANKING & FINANCIAL SERVICES           178,397
                                                     ----------
           BIOLOGICAL PRODUCTS (6.3%)
   3,350   Amgen, Inc.                                  190,347*
                                                     ----------
           COMPUTER SERVICES (11.8%)
   3,650   Applied Micro Circuits Corp.                  40,259*
   7,750   Cisco Systems, Inc.                          131,130*
   5,400   Dell Computer Corp.                          129,492*
   4,200   Network Appliance, Inc.                       55,860*
                                                     ----------
           TOTAL COMPUTER SERVICES                      356,741
                                                     ----------
           COMPUTER SOFTWARE (9.4%)
   1,000   Lexmark International, Inc.                   44,750*
   3,350   Microsoft Corp.                              194,802*
   2,700   Siebel Systems, Inc.                          44,091*
                                                     ----------
           TOTAL COMPUTER SOFTWARE                      283,643
                                                     ----------
           ELECTRONICS (13.6%)
   1,950   Applied Materials, Inc.                       66,514*
   2,100   Exar Corp.                                    47,334*
   1,900   Intel Corp.                                   46,398
   2,750   JDS Uniphase Corp.                            21,973*
   1,150   Maxim Integrated Products, Inc.               52,613*
   1,500   Microchip Technology, Inc.                    46,830*
   1,950   PMC-Sierra, Inc.                              31,649*
   1,400   Semtech Corp.                                 52,850*
   1,450   XILINX, Inc.                                  44,109*
                                                     ----------
           TOTAL ELECTRONICS                            410,270
                                                     ----------
           ENERGY & OIL SERVICES (3.1%)
   6,750   Enron Corp.                                   93,825
                                                     ----------
           HEALTHCARE (6.4%)
   2,700   Genentech, Inc.                              141,075*
   1,200   Human Genome Sciences, Inc.                   51,156*
                                                     ----------
           TOTAL HEALTHCARE                             192,231
                                                     ----------
           INSURANCE (11.8%)
   4,150   Cincinnati Financial Corp.                   154,380
   1,450   Progressive Corp.                            201,130
                                                     ----------
           TOTAL INSURANCE                              355,510
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           INVESTMENT COMPANIES (4.6%)
   3,350   Nasdaq 100 Trust                          $  113,565*
     250   SPDR Trust Series 1                           26,470
                                                     ----------
           TOTAL INVESTMENT COMPANIES                   140,035
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (3.9%)
   3,050   Clear Channel Communications, Inc.           116,266*
                                                     ----------
           MEDICAL SUPPLIES (6.5%)
   1,550   Abgenix, Inc.                                 46,175*
   3,700   Medtronic, Inc.                              149,110
                                                     ----------
           TOTAL MEDICAL SUPPLIES                       195,285
                                                     ----------
           PHARMACEUTICALS (1.6%)
   1,900   Alkermes, Inc.                                48,735*
                                                     ----------
           RETAIL (7.7%)
   4,650   Amazon.com, Inc.                              32,457*
   5,200   Home Depot, Inc.                             198,796
                                                     ----------
           TOTAL RETAIL                                 231,253
                                                     ----------
           TELECOMMUNICATIONS (6.4%)
   2,000   Juniper Networks, Inc.                        44,580*
   3,000   Qualcomm, Inc.                               147,360*
                                                     ----------
           TOTAL TELECOMMUNICATIONS                     191,940
                                                     ----------
           TOTAL COMMON STOCK (COST: $3,705,571)
             (100.6%)                                 3,032,578
                                                     ----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS (COST: $22,690) (0.8%)
---------  ---------------------------------------------
 $22,690   Investors Bank & Trust Depository Reserve,
             1.35%, due 11/01/01                              22,690
                                                          ----------
           TOTAL INVESTMENTS (COST: $3,728,261) (101.4%)   3,055,268
           LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%)     (40,768)
                                                          ----------
           NET ASSETS (100.0%)                            $3,014,500
                                                          ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
51

TCW GALILEO HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    COMMON STOCK                               VALUE
---------  ------------                              --------

           BIOLOGICAL PRODUCTS (16.2% OF NET
             ASSETS)
     300   Amgen, Inc.                               $ 17,046*
     270   Biogen, Inc.                                14,850*
     345   Cell Therapeutics, Inc.                     10,360*
     230   Gilead Sciences, Inc.                       14,467*
                                                     --------
           TOTAL BIOLOGICAL PRODUCTS                   56,723
                                                     --------
           CHEMICALS (2.9%)
     250   Pharmacia Corp.                             10,130
                                                     --------
           COMMERCIAL SERVICES (17.1%)
     220   American Healthways, Inc.                    8,928*
     390   Celgene Corp.                               12,839*
     155   CV Therapeutics, Inc.                        6,113*
     740   Lexicon Genetics, Inc.                       7,282*
     265   Myriad Genetics, Inc.                       12,190*
     740   Option Care, Inc.                           12,691*
                                                     --------
           TOTAL COMMERCIAL SERVICES                   60,043
                                                     --------
           HEALTHCARE (23.5%)
     360   Affymetrix, Inc.                            10,818*
   1,280   BriteSmile, Inc.                             6,093*
     470   Genentech, Inc.                             24,557*
     225   Human Genome Sciences, Inc.                  9,592*
     230   Odyssey Healthcare, Inc.                     3,967*
     575   Sepracor, Inc.                              27,278*
                                                     --------
           TOTAL HEALTHCARE                            82,305
                                                     --------
           MEDICAL SUPPLIES (15.9%)
     505   Abgenix, Inc.                               15,044*
     215   Andrx Corp.                                 13,960*
     190   Applera Corp.--Applied Biosystems Group      5,544
     165   Cholestech Corp.                             3,646*
     285   ImClone Systems, Inc.                       17,439*
                                                     --------
           TOTAL MEDICAL SUPPLIES                      55,633
                                                     --------
           PHARMACEUTICALS (23.0%)
     215   Abbott Laboratories                         11,391
     515   Albany Molecular Research, Inc.             14,265*
     220   Alkermes, Inc.                               5,643*
     370   Amarin Corp., PLC (ADR)                      8,795*
     355   Arena Pharmaceuticals, Inc.                  4,012*
     100   Lilly (Eli) & Co.                            7,650
     255   Priority Healthcare Corp., Class B           7,367*
     305   Schering-Plough Corp.                       11,340
     415   Vertex Pharmaceuticals, Inc.                10,168*
                                                     --------
           TOTAL PHARMACEUTICALS                       80,631
                                                     --------
           TOTAL COMMON STOCK (COST: $389,606)
             (98.6%)                                  345,465
                                                     --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52
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                                                                OCTOBER 31, 2001

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS (COST: $29,148) (8.3%)   VALUE
---------  ---------------------------------------------  --------
 $29,148   Investors Bank & Trust Depository Reserve,
             1.35%, due 11/01/01                          $ 29,148
                                                          --------
           TOTAL INVESTMENTS (COST: $418,754) (106.9%)     374,613
           LIABILITIES IN EXCESS OF OTHER ASSETS (-6.9%)   (24,235)
                                                          --------
           NET ASSETS (100.0%)                            $350,378
                                                          ========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
53
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    COMMON STOCK                                 VALUE
---------  ------------                              -----------

           BANKING & FINANCIAL SERVICES (1.9% OF
             NET ASSETS)
   1,600   Federal National Mortgage Association     $   129,536
   9,000   Schwab (Charles) Corp.                        115,920
                                                     -----------
           TOTAL BANKING & FINANCIAL SERVICES            245,456
                                                     -----------
           BEVERAGES, FOOD & TOBACCO (9.0%)
   2,700   Anheuser-Busch Companies, Inc.                112,482
   8,800   Coca-Cola Co.                                 421,344
   3,700   Kellogg Co.                                   112,850
   6,800   Philip Morris Companies, Inc.                 318,240
   3,700   Ralston Purina Co.                            121,323
   2,700   UST, Inc.                                      90,747
                                                     -----------
           TOTAL BEVERAGES, FOOD & TOBACCO             1,176,986
                                                     -----------
           BIOLOGICAL PRODUCTS (2.4%)
   5,500   Amgen, Inc.                                   312,510*
                                                     -----------
           COMMERCIAL SERVICES (1.9%)
   7,800   Paychex, Inc.                                 250,068
                                                     -----------
           COMPUTER SERVICES (8.3%)
  19,700   Applied Micro Circuits Corp.                  217,291*
   5,400   Dell Computer Corp.                           129,492*
   3,800   International Business Machines Corp.         410,666
  12,800   Sun Microsystems, Inc.                        129,920*
  19,200   Yahoo!, Inc.                                  208,896*
                                                     -----------
           TOTAL COMPUTER SERVICES                     1,096,265
                                                     -----------
           COMPUTER SOFTWARE (10.8%)
  10,500   Brocade Communications Systems, Inc.          257,775*+
  14,300   Microsoft Corp.                               831,545*
  14,300   Oracle Corp.                                  193,908*
   8,100   Siebel Systems, Inc.                          132,273*
                                                     -----------
           TOTAL COMPUTER SOFTWARE                     1,415,501
                                                     -----------
           COSMETICS & HOUSEHOLD PRODUCTS (2.5%)
   4,400   Procter & Gamble Co.                          324,632
                                                     -----------
           ELECTRICAL EQUIPMENT (7.6%)
  27,550   General Electric Co.                        1,003,095
                                                     -----------
           ELECTRONICS (9.0%)
   8,100   Applied Materials, Inc.                       276,291*
  22,500   Intel Corp.                                   549,450
   1,400   Maxim Integrated Products, Inc.                64,050*
   9,500   XILINX, Inc.                                  288,990*
                                                     -----------
           TOTAL ELECTRONICS                           1,178,781
                                                     -----------
           ENTERTAINMENT & LEISURE (0.9%)
   9,900   Liberty Media Corp.                           115,731*
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           FOODS, HOTELS & RESTAURANTS (1.5%)
   4,100   PepsiCo., Inc.                            $   199,711
                                                     -----------
           HEALTHCARE (4.3%)
   4,800   Genentech, Inc.                               250,800*
   5,500   Johnson & Johnson, Inc.                       318,505
                                                     -----------
           TOTAL HEALTHCARE                              569,305
                                                     -----------
           INSURANCE (3.1%)
   3,500   American International Group, Inc.            275,100
   1,400   Marsh & McLennan Companies, Inc.              135,450
                                                     -----------
           TOTAL INSURANCE                               410,550
                                                     -----------
           MEDIA--BROADCASTING & PUBLISHING (1.0%)
   5,100   Univision Communications, Inc.                127,500*
                                                     -----------
           MEDICAL SUPPLIES (1.2%)
   3,900   Medtronic, Inc.                               157,170
                                                     -----------
           PHARMACEUTICALS (16.9%)
   2,300   Andrx Corp.                                   149,339*
   7,500   Lilly (Eli) & Co.                             573,750
  19,675   Pfizer, Inc.                                  824,383
   5,500   Pharmacia Corp.                               222,860
  12,250   Schering-Plough Corp.                         455,455
                                                     -----------
           TOTAL PHARMACEUTICALS                       2,225,787
                                                     -----------
           RETAIL (8.1%)
   3,500   eBay, Inc.                                    183,680*+
   6,075   Home Depot, Inc.                              232,247
  12,500   Wal-Mart Stores, Inc.                         642,500
                                                     -----------
           TOTAL RETAIL                                1,058,427
                                                     -----------
           TELECOMMUNICATIONS (8.1%)
  21,900   Juniper Networks, Inc.                        485,961*
   7,900   Qualcomm, Inc.                                388,048*
   8,800   Sprint Corp. (PCS Group)                      196,240*+
                                                     -----------
           TOTAL TELECOMMUNICATIONS                    1,070,249
                                                     -----------
           TOTAL COMMON STOCK (COST: $12,371,350)
             (98.5%)                                  12,937,724
                                                     -----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS
---------  ----------------------
$201,498   American Express Co., 2.46%,
             due 11/15/01                                201,498**
 146,544   Bayerische Hypo-Und Vereinsbank AG,
             2.5%, due 11/02/01                          146,544**
  36,636   Credit Agricole, 2.44%, due 11/07/01           36,636**
  66,980   Fleet National Bank, 2.7%, due 04/30/02        66,980**
  73,272   General Motors Acceptance Corp., 2.8%,
             due 03/08/02                                 73,272**
 570,835   Investors Bank & Trust Depository
             Reserve, 1.35%, due 11/01/01                570,835

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
55
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
 AMOUNT                                                VALUE
---------                                            -----------
$128,226   Merrimac Money Market Fund, 2.8%,
             due 11/01/01                            $   128,226**
 146,544   Royal Bank of Scotland, 2.47%,
             due 11/06/01                                146,544**
                                                     -----------
           TOTAL SHORT-TERM INVESTMENTS (COST:
             $1,370,535) (10.4%)                       1,370,535
                                                     -----------
           TOTAL INVESTMENTS (COST: $13,741,885)
             (108.9%)                                 14,308,259
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-8.9%)                                  (1,170,249)
                                                     -----------
           NET ASSETS (100.0%)                       $13,138,010
                                                     ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
56

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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2001

NUMBER OF
  SHARES    COMMON STOCK                                 VALUE
----------  ------------                              ------------

            AEROSPACE/DEFENSE (2.6% OF NET ASSETS)
    32,150  Boeing Co.                                $  1,048,090
    47,900  United Technologies Corp.                    2,581,331
                                                      ------------
            TOTAL AEROSPACE/DEFENSE                      3,629,421
                                                      ------------
            AUTOMOTIVE (2.0%)
     3,910  Ford Motor Co.                                  62,755
    14,239  General Motors Corp.                           588,355
    44,200  ITT Industries, Inc.                         2,125,578
                                                      ------------
            TOTAL AUTOMOTIVE                             2,776,688
                                                      ------------
            BANKING & FINANCIAL SERVICES (20.7%)
    30,850  American Express Co.                           907,915
    48,200  Bank One Corp.                               1,599,758
    50,400  BankAmerica Corp.                            2,973,096
   168,324  Citigroup, Inc.                              7,662,108
    47,600  Federal Home Loan Mortgage Corp.             3,228,232
    13,300  Federal National Mortgage Association        1,076,768
    14,150  Fifth Third Bancorp                            798,343
     8,600  Goldman Sachs Group, Inc.                      672,176+
    54,240  J.P. Morgan & Company, Inc.                  1,917,926
    91,300  Morgan Stanley Dean Witter & Co.             4,466,396
    75,500  Stilwell Financial, Inc.                     1,518,305
    56,750  Wells Fargo & Co.                            2,241,625
                                                      ------------
            TOTAL BANKING & FINANCIAL SERVICES          29,062,648
                                                      ------------
            BEVERAGES, FOOD & TOBACCO (1.7%)
    51,000  Philip Morris Companies, Inc.                2,386,800
                                                      ------------
            CHEMICALS (8.1%)
    44,100  Air Products & Chemicals, Inc.               1,765,764
    29,800  Du Pont (E.I.) de Nemours & Co.              1,191,702
    95,967  Pharmacia Corp.                              3,888,583
    94,900  Praxair, Inc.                                4,477,382
                                                      ------------
            TOTAL CHEMICALS                             11,323,431
                                                      ------------
            COMPUTER SERVICES (2.6%)
    97,250  Compaq Computer Corp.                          850,938
    83,200  Novellus Systems, Inc.                       2,748,096*
                                                      ------------
            TOTAL COMPUTER SERVICES                      3,599,034
                                                      ------------
            CONGLOMERATES (1.1%)
    32,100  Tyco International, Ltd.                     1,577,394
                                                      ------------
            ELECTRONICS (8.5%)
    80,900  Applied Materials, Inc.                      2,759,499*
     8,300  Emerson Electric Co.                           406,866
   172,500  Intel Corp.                                  4,212,450

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
57
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            ELECTRONICS (CONTINUED)
   110,000  Teradyne, Inc.                            $  2,535,500*
    73,225  Texas Instruments, Inc.                      2,049,568
                                                      ------------
            TOTAL ELECTRONICS                           11,963,883
                                                      ------------
            ENERGY & OIL SERVICES (11.2%)
   282,146  Exxon Mobil Corp.                           11,130,660
    31,300  Santa Fe International Corp.                   761,842
   125,249  Transocean Sedco Forex, Inc.                 3,776,257
                                                      ------------
            TOTAL ENERGY & OIL SERVICES                 15,668,759
                                                      ------------
            ENTERTAINMENT & LEISURE (0.8%)
    63,650  The Walt Disney Co.                          1,183,254
                                                      ------------
            FOODS, HOTELS & RESTAURANTS (3.2%)
   170,050  McDonald's Corp.                             4,433,204
                                                      ------------
            INDUSTRIAL--DIVERSIFIED (2.5%)
    62,800  Danaher Corp.                                3,500,472+
                                                      ------------
            INSURANCE (6.1%)
    71,650  American International Group, Inc.           5,631,690
    30,700  Marsh & McLennan Companies, Inc.             2,970,225
                                                      ------------
            TOTAL INSURANCE                              8,601,915
                                                      ------------
            MEDIA--BROADCASTING & PUBLISHING (0.6%)
    23,600  Clear Channel Communications, Inc.             899,632*
                                                      ------------
            METALS (3.3%)
   103,600  Alcoa, Inc.                                  3,343,172
    38,700  Inco, Ltd.                                     527,868*
    18,350  Nucor Corp.                                    757,855
                                                      ------------
            TOTAL METALS                                 4,628,895
                                                      ------------
            OIL & GAS (2.9%)
     4,210  BJ Services Co.                                107,734*
    39,553  ChevronTexaco Corp.                          3,502,418
    12,510  Nabors Industries, Inc.                        384,557*
                                                      ------------
            TOTAL OIL & GAS                              3,994,709
                                                      ------------
            TELECOMMUNICATIONS (10.1%)
   107,900  AT&T Corp.                                   1,645,475
    81,850  BellSouth Corp.                              3,028,450
    57,900  SBC Communications, Inc.                     2,206,569
    88,500  Sprint Corp. (FON Group)                     1,770,000
    83,850  Verizon Communications                       4,176,569
    34,700  Viacom, Inc., Class B                        1,266,897*
                                                      ------------
            TOTAL TELECOMMUNICATIONS                    14,093,960
                                                      ------------
            TRANSPORTATION (8.2%)
   129,000  CSX Corp.                                    4,347,300
    77,100  Norfolk Southern Corp.                       1,291,425

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
58

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            TRANSPORTATION (CONTINUED)
    76,050  Southwest Airlines, Inc.                  $  1,209,195
    88,800  Union Pacific Corp.                          4,618,488
                                                      ------------
            TOTAL TRANSPORTATION                        11,466,408
                                                      ------------
            TOTAL COMMON STOCK (COST: $145,230,996)
              (96.2%)                                  134,790,507
                                                      ------------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$  197,401  Bayerische Hypo-Und Vereinsbank AG,
              2.5%, due 11/02/01                           197,401**
    49,350  Credit Agricole, 2.44%, due 11/07/01            49,350**
   360,353  Fleet National Bank, 2.7%, due 04/30/02        360,353**
 3,657,527  Investors Bank & Trust Depository
              Reserve, 1.35%, due 11/01/01               3,657,527
   272,726  Merrimac Money Market Fund, 2.8%,
              due 11/01/01                                 272,726**
   197,401  Royal Bank of Scotland, 2.47%,
              due 11/06/01                                 197,401**
                                                      ------------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $4,734,758) (3.4%)                         4,734,758
                                                      ------------
            TOTAL INVESTMENTS (COST: $149,965,754)
              (99.6%)                                  139,525,265
            EXCESS OF OTHER ASSETS OVER LIABILITIES
              (0.4%)                                       531,063
                                                      ------------
            NET ASSETS (100.0%)                       $140,056,328
                                                      ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
59

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

 NUMBER OF
  SHARES     COMMON STOCK                                 VALUE
-----------  ------------                              ------------

             BANKING & FINANCIAL SERVICES (6.8% OF
               NET ASSETS)
  2,455,369  Schwab (Charles) Corp.                    $ 31,625,153
  1,752,538  Stilwell Financial, Inc.                    35,243,539
                                                       ------------
             TOTAL BANKING & FINANCIAL SERVICES          66,868,692
                                                       ------------
             BIOLOGICAL PRODUCTS (8.1%)
    815,672  Amgen, Inc.                                 46,346,483*
    595,621  Biogen, Inc.                                32,759,155*+
                                                       ------------
             TOTAL BIOLOGICAL PRODUCTS                   79,105,638
                                                       ------------
             COMMERCIAL SERVICES (3.8%)
  1,167,855  Paychex, Inc.                               37,441,431
                                                       ------------
             COMPUTER SERVICES (9.9%)
  1,494,176  Cisco Systems, Inc.                         25,281,458*
  1,972,611  Dell Computer Corp.                         47,303,212*
  1,814,950  Network Appliance, Inc.                     24,138,835*
                                                       ------------
             TOTAL COMPUTER SERVICES                     96,723,505
                                                       ------------
             COMPUTER SOFTWARE (7.3%)
    768,501  Microsoft Corp.                             44,688,333*
  1,659,562  Siebel Systems, Inc.                        27,100,647*+
                                                       ------------
             TOTAL COMPUTER SOFTWARE                     71,788,980
                                                       ------------
             ELECTRICAL EQUIPMENT (1.8%)
    473,800  General Electric Co.                        17,251,058
                                                       ------------
             ELECTRONICS (15.0%)
  1,063,730  Applied Materials, Inc.                     36,283,830*
  1,138,640  Intel Corp.                                 27,805,589
  1,190,966  Maxim Integrated Products, Inc.             54,486,695*
    943,400  XILINX, Inc.                                28,698,228*
                                                       ------------
             TOTAL ELECTRONICS                          147,274,342
                                                       ------------
             ENERGY & OIL SERVICES (0.6%)
    402,750  Enron Corp.                                  5,598,225
                                                       ------------
             HEALTHCARE (5.3%)
  1,003,050  Genentech, Inc.                             52,409,363*+
                                                       ------------
             INSURANCE (16.5%)
    327,709  American International Group, Inc.          25,757,927
    982,198  Progressive Corp.                          136,240,685
                                                       ------------
             TOTAL INSURANCE                            161,998,612
                                                       ------------
             MEDIA--BROADCASTING & PUBLISHING (1.9%)
    509,936  Pixar, Inc.                                 18,816,638*+
                                                       ------------
             PHARMACEUTICALS (2.5%)
    573,959  Pfizer, Inc.                                24,048,882
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             RETAIL (7.7%)
    989,996  Home Depot, Inc.                          $ 37,847,547
    724,000  Wal-Mart Stores, Inc.                       37,213,600
                                                       ------------
             TOTAL RETAIL                                75,061,147
                                                       ------------
             TELECOMMUNICATIONS (6.0%)
    430,600  Juniper Networks, Inc.                       9,598,074*+
    995,500  Qualcomm, Inc.                              48,898,960*
                                                       ------------
             TOTAL TELECOMMUNICATIONS                    58,497,034
                                                       ------------
             TRANSPORTATION (1.9%)
  1,141,600  Southwest Airlines, Inc.                    18,151,440
                                                       ------------
             TOTAL COMMON STOCK (COST:
               $1,137,536,294) (95.1%)                  931,034,987
                                                       ------------

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS
-----------  ----------------------
$ 6,040,214  American Express Co., 2.46%,
               due 11/15/01                               6,040,214**
  4,392,883  Bayerische Hypo-Und Vereinsbank AG,
               2.5%, due 11/02/01                         4,392,883**
  1,098,221  Credit Agricole, 2.44%, due 11/07/01         1,098,221**
  3,753,686  Fleet National Bank, 2.7%, due 04/30/02      3,753,686**
    473,392  General Motors Acceptance Corp., 2.8%,
               due 03/08/02                                 473,392**
 33,436,803  Investors Bank & Trust Depository
               Reserve, 1.35%, due 11/01/01              33,436,803
  3,820,935  Merrimac Money Market Fund, 2.8%,
               due 11/01/01                               3,820,935**
  4,392,883  Royal Bank of Scotland, 2.47%,
               due 11/06/01                               4,392,883**
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $57,409,017) (5.8%)                       57,409,017
                                                       ------------
             TOTAL INVESTMENTS (COST: $1,194,945,311)
               (100.9%)                                 988,444,004
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-0.9%)                                   (9,169,062)
                                                       ------------
             NET ASSETS (100.0%)                       $979,274,942
                                                       ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
61

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

 NUMBER OF
  SHARES     EQUITY SECURITIES                            VALUE
-----------  -----------------                         ------------

             COMMON STOCK
             ADVERTISING (0.4% OF NET ASSETS)
    198,100  Ventiv Health, Inc.                       $    786,457*
                                                       ------------
             BEVERAGES, FOOD & TOBACCO (1.1%)
     67,200  Fleming Companies, Inc.                      1,619,520+
     93,300  Peet's Coffee & Tea, Inc.                      798,648*+
                                                       ------------
             TOTAL BEVERAGES, FOOD & TOBACCO              2,418,168
                                                       ------------
             BIOLOGICAL PRODUCTS (0.6%)
     41,200  Cell Therapeutics, Inc.                      1,237,236*+
                                                       ------------
             COMMERCIAL SERVICES (12.4%)
     57,800  American Healthways, Inc.                    2,345,524*
     49,500  Celgene Corp.                                1,629,540*
    279,100  Corporate Executive Board Co.                8,532,087*
     24,100  CV Therapeutics, Inc.                          950,504*+
     17,400  DiamondCluster International, Inc.             179,220*
    138,300  HNC Software, Inc.                           2,392,590*
    287,900  HotJobs.com, Ltd.                            1,689,973*
    100,900  Lexicon Genetics, Inc.                         992,856*
     19,900  Myriad Genetics, Inc.                          915,400*
     73,200  Option Care, Inc.                            1,255,380*
    226,000  Overture Services, Inc.                      5,955,100*
                                                       ------------
             TOTAL COMMERCIAL SERVICES                   26,838,174
                                                       ------------
             COMPUTER SERVICES (8.1%)
     47,300  Agile Software Corp.                           450,296*
     38,700  Digex, Inc.                                     65,016*
     78,400  Mercury Interactive Corp.                    1,867,488*
     74,140  Numerical Technologies, Inc.                 1,829,775*
    226,200  Read-Rite Corp.                              1,126,476*
    159,500  Riverstone Networks, Inc.                    2,028,840*
    129,300  Sapient Corp.                                  557,283*
      2,200  Simplex Solutions, Inc.                         26,840*
     84,800  VeriSign, Inc.                               3,274,128*+
    203,600  WebEx Communications, Inc.                   6,270,880*+
                                                       ------------
             TOTAL COMPUTER SERVICES                     17,497,022
                                                       ------------
             COMPUTER SOFTWARE (14.6%)
    121,100  DigitalThink, Inc.                           1,002,708*
    215,700  Docent, Inc.                                   377,475*+
    270,800  Informatica Corp.                            2,510,316*
    410,200  Interwoven, Inc.                             2,998,562*
    135,000  Manugistics Group, Inc.                      1,039,500*
    197,700  Peregrine Systems, Inc.                      2,854,788*
    186,800  Quest Software, Inc.                         2,764,640*+
    386,987  Retek, Inc.                                  7,863,576*
    162,500  SeeBeyond Technology Corp.                     793,000*
    258,700  Selectica, Inc.                              1,024,452*+

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                                                                OCTOBER 31, 2001

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             COMPUTER SOFTWARE (CONTINUED)
    262,400  Siebel Systems, Inc.                      $  4,284,992*
    174,700  SmartForce PLC (ADR)                         2,875,562*+
    128,900  TIBCO Software, Inc.                         1,087,916*
                                                       ------------
             TOTAL COMPUTER SOFTWARE                     31,477,487
                                                       ------------
             ELECTRICAL EQUIPMENT (0.4%)
    146,500  Active Power, Inc.                             763,265*
                                                       ------------
             ELECTRONICS (12.5%)
     41,000  Elantec Semiconductor, Inc.                  1,340,290*
    127,900  Exar Corp.                                   2,882,866*
    149,600  Maxim Integrated Products, Inc.              6,844,200*
    129,500  Micrel, Inc.                                 3,256,925*+
     73,200  Microtune, Inc.                              1,399,584*
    136,200  Multilink Technology Corp.                     619,710*+
    259,200  Semtech Corp.                                9,784,800*+
    115,600  Silicon Image, Inc.                            146,812*
     90,300  TranSwitch Corp.                               298,893*
     33,100  Virata Corp.                                   396,538*
                                                       ------------
             TOTAL ELECTRONICS                           26,970,618
                                                       ------------
             ENTERTAINMENT & LEISURE (3.8%)
    174,000  Macrovision Corp.                            4,282,140*
     41,900  Oakley, Inc.                                   447,492*
    147,000  Westwood One, Inc.                           3,497,130*
                                                       ------------
             TOTAL ENTERTAINMENT & LEISURE                8,226,762
                                                       ------------
             FOODS, HOTELS & RESTAURANTS (0.5%)
     61,200  California Pizza Kitchen, Inc.               1,100,376*
                                                       ------------
             HEALTHCARE (3.4%)
     83,350  Accredo Health, Inc.                         2,843,902*
     64,250  BriteSmile, Inc.                               305,830*+
     81,700  First Health Group Corp.                     2,205,900*
     68,750  Sunrise Assisted Living, Inc.                2,054,937*+
                                                       ------------
             TOTAL HEALTHCARE                             7,410,569
                                                       ------------
             INSURANCE (0.9%)
    405,500  Conseco, Inc.                                1,212,445*+
     48,500  Odyssey Re Holdings Corp.                      732,835+
                                                       ------------
             TOTAL INSURANCE                              1,945,280
                                                       ------------
             MEDIA--BROADCASTING & PUBLISHING (10.3%)
    179,400  Cox Radio, Inc.                              3,892,980*
     48,100  Entercom Communications Corp.                1,620,970*
    283,800  Gemstar TV Guide International, Inc.         5,752,626*
    122,500  Hispanic Broadcasting Corp.                  2,053,100*
    160,900  Mediacom Communications Corp.                2,159,278*+
    123,700  Radio One, Inc.                              1,441,105*

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SCHEDULE OF INVESTMENTS (CONTINUED)

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             MEDIA--BROADCASTING & PUBLISHING
             (CONTINUED)
    295,600  Radio One, Inc., Class D                  $  3,414,180*+
    245,700  Spanish Broadcasting System, Inc.            1,938,573*
                                                       ------------
             TOTAL MEDIA--BROADCASTING & PUBLISHING      22,272,812
                                                       ------------
             MEDICAL SUPPLIES (6.8%)
     96,400  Abgenix, Inc.                                2,871,756*
     65,500  Andrx Corp.                                  4,252,915*+
    123,600  ImClone Systems, Inc.                        7,563,084*+
                                                       ------------
             TOTAL MEDICAL SUPPLIES                      14,687,755
                                                       ------------
             PHARMACEUTICALS (5.2%)
     79,900  Albany Molecular Research, Inc.              2,213,230*
     98,100  Alkermes, Inc.                               2,516,265*+
     88,800  Arena Pharmaceuticals, Inc.                  1,003,440*
    157,300  Interneuron Pharmaceuticals, Inc.            1,179,750*+
    111,300  Priority Healthcare Corp., Class B           3,215,457*
     46,200  Vertex Pharmaceuticals, Inc.                 1,131,900*+
                                                       ------------
             TOTAL PHARMACEUTICALS                       11,260,042
                                                       ------------
             RETAIL (4.9%)
    151,650  Cost Plus, Inc.                              2,949,593*
     75,187  Dollar Tree Stores, Inc.                     1,689,452*
     61,100  Duane Reade, Inc.                            1,828,112*+
    118,900  Linens 'N Things, Inc.                       2,163,980*+
     72,300  Williams-Sonoma, Inc.                        1,872,570*+
                                                       ------------
             TOTAL RETAIL                                10,503,707
                                                       ------------
             TELECOMMUNICATIONS (9.7%)
     82,100  Advanced Fibre Communications, Inc.          1,529,523*
    284,484  CSG Systems International, Inc.              8,892,970*
    124,800  McData Corp.                                 1,835,808*
    116,700  Micromuse, Inc.                              1,079,475*+
     67,963  Openwave Systems, Inc.                         525,354*+
    133,400  Polycom, Inc.                                3,999,332*+
    125,000  Research In Motion, Ltd.                     2,032,503*
    228,400  Sonus Networks, Inc.                           961,564*
                                                       ------------
             TOTAL TELECOMMUNICATIONS                    20,856,529
                                                       ------------
             TOTAL COMMON STOCK (COST: $252,597,246)
               (95.6%)                                  206,252,259
                                                       ------------

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                                                                OCTOBER 31, 2001

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS                       VALUE
-----------  ----------------------                    ------------
$11,376,302  American Express Co., 2.48%,
               due 11/14/01                            $ 11,376,302**
  8,273,674  Bayerische Hypo-Und Vereinsbank AG,
               2.5%, due 11/02/01                         8,273,674**
  2,068,419  Credit Agricole, 2.44%, due 11/07/01         2,068,419**
  1,308,912  Fleet National Bank, 2.7%, due 04/30/02      1,308,912**
  6,827,928  General Motors Acceptance Corp., 2.8%,
               due 03/08/02                               6,827,928**
 21,826,628  Investors Bank & Trust Depository
               Reserve, 1.35%, due 11/01/01              21,826,628
  7,021,007  Merrimac Money Market Fund, 2.8%,
               due 11/01/01                               7,021,007**
  8,273,675  Royal Bank of Scotland, 2.63%,
               due 11/01/01                               8,273,675**
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $66,976,545) (31.0%)                      66,976,545
                                                       ------------
             TOTAL INVESTMENTS (COST: $319,573,791)
               (126.6%)                                 273,228,804
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-26.6%)                                 (57,348,195)
                                                       ------------
             NET ASSETS (100.0%)                       $215,880,609
                                                       ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
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SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    EQUITY SECURITIES                           VALUE
---------  -----------------                         ----------

           COMMON STOCK
           AEROSPACE/DEFENSE (0.7% OF NET ASSETS)
   3,700   AAR Corp.                                 $   28,120
                                                     ----------
           AIRLINES (0.6%)
   2,500   Airborne, Inc.                                24,975
                                                     ----------
           AUTOMOTIVE (2.0%)
   2,400   Federal Signal Corp.                          48,624
   3,700   JLG Industries, Inc.                          36,630
                                                     ----------
           TOTAL AUTOMOTIVE                              85,254
                                                     ----------
           BANKING & FINANCIAL SERVICES (8.0%)
   1,650   Banknorth Group, Inc.                         36,184
   4,000   Bay View Capital Corp.                        28,120*
   1,100   Profit Recovery Group International,
             Inc.                                         7,590*
   6,500   Silicon Valley Bancshares                    152,360*
   2,445   Valley National Bancorp                       73,081
   1,200   Webster Financial Corp.                       36,420
                                                     ----------
           TOTAL BANKING & FINANCIAL SERVICES           333,755
                                                     ----------
           BUILDING MATERIALS (1.4%)
   2,400   Elcor Corp.                                   56,280
                                                     ----------
           CHEMICALS (3.5%)
   3,500   Crompton Corp.                                25,375
   1,200   Ferro Corp.                                   26,400
   3,400   MacDermid, Inc.                               46,308
   2,600   PolyOne Corp.                                 22,230
   2,300   Solutia, Inc.                                 27,600
                                                     ----------
           TOTAL CHEMICALS                              147,913
                                                     ----------
           COMMERCIAL SERVICES (2.7%)
   3,300   Bowne & Co., Inc.                             34,485
   2,300   Pegasus Systems, Inc.                         23,575*
   4,200   Sotheby's Holdings, Inc.                      56,112*
                                                     ----------
           TOTAL COMMERCIAL SERVICES                    114,172
                                                     ----------
           COMMUNICATIONS (1.5%)
   4,000   Newport Corp.                                 62,360
                                                     ----------
           COMPUTER SERVICES (9.9%)
   6,500   Computer Horizons Corp.                       16,900*
   1,000   Electro Rent Corp.                            12,990*
   5,000   FileNET Corp.                                 72,850*
   2,900   Hyperion Solutions Corp.                      43,500*
     600   Intergraph Corp.                               6,420*
  14,300   Maxtor Corp.                                  70,070*
  18,200   Read-Rite Corp.                               90,636*
   8,000   Systems & Computer Technology Corp.           98,000*
                                                     ----------
           TOTAL COMPUTER SERVICES                      411,366
                                                     ----------

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                                                                OCTOBER 31, 2001

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           COMPUTER SOFTWARE (5.6%)
   4,900   Gartner, Inc.                             $   44,541*
   1,200   Gerber Scientific, Inc.                       13,188
   7,400   Networks Associates, Inc.                    142,080*
   1,800   Phoenix Technologies, Ltd.                    16,470*
     900   Quantum Corp. - DLT & Storage Systems
             Group                                        7,587*
   3,800   Technology Solutions Co.                       7,676*
                                                     ----------
           TOTAL COMPUTER SOFTWARE                      231,542
                                                     ----------
           COSMETICS & HOUSEHOLD PRODUCTS (0.1%)
     300   Dial Corp.                                     5,004
                                                     ----------
           ELECTRIC UTILITIES (5.0%)
   3,100   Varian Semiconductor Equipment
             Associates, Inc.                            93,124*
   4,500   Veeco Instruments, Inc.                      114,570*
                                                     ----------
           TOTAL ELECTRIC UTILITIES                     207,694
                                                     ----------
           ELECTRICAL EQUIPMENT (0.2%)
   1,000   Evans & Sutherland Computer Corp.              6,300*
                                                     ----------
           ELECTRONICS (23.1%)
   1,100   Alpha Industries, Inc.                        25,608*+
   3,000   American Power Conversion Corp.               38,610*
     500   Barnes Group, Inc.                            10,080
   3,000   CommScope, Inc.                               58,650*
   4,000   CTS Corp.                                     64,600
   4,200   FSI International, Inc.                       34,524*
     900   General Semiconductor, Inc.                    9,540*
     600   Hutchinson Technology, Inc.                   10,908*
   7,500   KEMET Corp.                                  134,100*
     700   Maxwell Technologies, Inc.                     5,705*
     200   Measurement Specialties, Inc.                  1,778*
   3,650   MKS Instruments, Inc.                         78,767*
   3,700   Pemstar, Inc.                                 46,250*
     300   Photon Dynamics, Inc.                          7,950*
   1,500   Pioneer Standard Electronics, Inc.            13,335
   5,200   Stratos Lightwave, Inc.                       21,320*
   5,900   Teledyne Technologies, Inc.                   89,503*
   6,597   Teradyne, Inc.                               152,059*
   7,700   Vishay Intertechnology, Inc.                 145,299*
   1,600   Xicor, Inc.                                   15,664*
                                                     ----------
           TOTAL ELECTRONICS                            964,250
                                                     ----------
           ENERGY & OIL SERVICES (8.0%)
     400   Oceaneering International, Inc.                7,800*
   7,300   Pride International, Inc.                     93,878*
   8,300   Rowan Companies, Inc.                        140,187*
   6,200   Varco International, Inc.                     93,000*
                                                     ----------
           TOTAL ENERGY & OIL SERVICES                  334,865
                                                     ----------

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SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           FOODS, HOTELS & RESTAURANTS (0.0%)
     100   Champps Entertainment, Inc.               $      714*
     400   Chart House Enterprises, Inc.                    200*
                                                     ----------
           TOTAL FOODS, HOTELS & RESTAURANTS                914
                                                     ----------
           HOME CONSTRUCTION, FURNISHINGS &
             APPLIANCES (0.2%)
     900   Bush Industries, Inc.                          9,450
                                                     ----------
           INSURANCE (1.4%)
   2,500   Willis Group Holdings, Ltd.                   58,225*
                                                     ----------
           MACHINERY (5.1%)
   1,300   Albany International Corp.                    25,350*
     600   Brooks Automation, Inc.                       19,368*+
   2,800   FMC Technologies, Inc.                        36,680*+
   2,000   Joy Global, Inc.                              34,900*+
     900   Kaman Corp.                                   12,177
   3,750   Lam Research Corp.                            71,100*
     200   Pentair, Inc.                                  6,350
     200   York International Corp.                       6,128
                                                     ----------
           TOTAL MACHINERY                              212,053
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (3.6%)
   3,600   Belo (A.H.) Corp.                             61,560
   3,000   Journal Register Co.                          51,600*
     600   Meredith Corp.                                19,800
   1,000   Thomas Nelson, Inc.                            8,450
     500   Wiley (John) & Sons, Inc.                     10,100
                                                     ----------
           TOTAL MEDIA--BROADCASTING & PUBLISHING       151,510
                                                     ----------
           MEDICAL SUPPLIES (6.9%)
   5,100   Credence Systems Corp.                        69,360*
   2,400   Excel Technology, Inc.                        37,296*
     800   LeCroy Corp.                                  12,688*
   3,900   PSS World Medical, Inc.                       35,217*
   1,000   Spacelabs Medical, Inc.                       11,050*
   3,600   Varian, Inc.                                  91,224*
     950   Zoll Medical Corp.                            32,063*+
                                                     ----------
           TOTAL MEDICAL SUPPLIES                       288,898
                                                     ----------
           METALS (0.2%)
     200   Fansteel, Inc.                                   570*
     780   Griffon Corp.                                  9,009*
                                                     ----------
           TOTAL METALS                                   9,579
                                                     ----------
           RETAIL (3.4%)
     900   Abercrombie & Fitch Co.                       16,938*
   1,700   Ann Taylor Stores, Inc.                       37,400*
   7,600   Bell Microproducts, Inc.                      68,020*
     300   Factory 2-U Stores, Inc.                       4,242*
     900   InterTAN, Inc.                                 8,055*

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                                                                OCTOBER 31, 2001

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           RETAIL (CONTINUED)
     100   Pacific Sunwear of California, Inc.       $    1,375*
     500   Pier 1 Imports, Inc.                           5,505
                                                     ----------
           TOTAL RETAIL                                 141,535
                                                     ----------
           TELECOMMUNICATIONS (5.6%)
   2,900   Allen Telecom, Inc.                           21,750*
   3,200   Anadigics, Inc.                               47,552*
   1,300   Comtech Telecommunications Corp.              17,550*
   3,000   Plantronics, Inc.                             62,340*+
   5,650   Powerwave Technologies, Inc.                  86,445*
                                                     ----------
           TOTAL TELECOMMUNICATIONS                     235,637
                                                     ----------
           TEXTILES, CLOTHING & FABRICS (0.0%)
     100   Quiksilver, Inc.                               1,317*
                                                     ----------
           TRANSPORTATION (1.2%)
   4,100   Fleetwood Enterprises, Inc.                   41,082+
     500   Knightsbridge Tankers, Ltd.                    8,290
                                                     ----------
           TOTAL TRANSPORTATION                          49,372
                                                     ----------
           TOTAL COMMON STOCK (COST: $4,457,179)
             (99.9%)                                  4,172,340
                                                     ----------

           CONVERTIBLE PREFERRED STOCK (COST: $288) (0.0%)
           -----------------------------------------------
           FOODS, HOTELS & RESTAURANTS (0.0%)
     128   Chart House Enterprises, Inc., $0.225                    71*
                                                            ----------
           TOTAL EQUITY SECURITIES (COST: $4,457,467)
             (99.9%)                                         4,172,411
                                                            ----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS
---------  ----------------------
 $57,517   American Express Co., 2.46%, due 11/15/01            57,517**
  41,831   Bayerische Hypo-Und Vereinsbank AG, 2.5%,
             due 11/02/01                                       41,831**
  10,458   Credit Agricole, 2.44%, due 11/07/01                 10,458**
  19,118   Fleet National Bank, 2.7%, due 04/30/02              19,118**
  20,915   General Motors Acceptance Corp., 2.8%,
             due 03/08/02                                       20,915**
  12,698   Investors Bank & Trust Depository Reserve,
             1.35%, due 11/01/01                                12,698
  36,602   Merrimac Money Market Fund, 2.8%, due 11/01/01       36,602**
  41,831   Royal Bank of Scotland, 2.47%, due 11/06/01          41,831**
                                                            ----------
           TOTAL SHORT-TERM INVESTMENTS (COST: $240,970)
             (5.8%)                                            240,970
                                                            ----------
           TOTAL INVESTMENTS (COST: $4,698,437) (105.7%)     4,413,381
           LIABILITIES IN EXCESS OF OTHER ASSETS (-5.7%)      (239,202)
                                                            ----------
           NET ASSETS (100.0%)                              $4,174,179
                                                            ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
69
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ---------

           COMMERCIAL SERVICES (3.3% OF NET ASSETS)
    575    HNC Software, Inc.                        $  9,948*
    755    Overture Services, Inc.                     19,894*
                                                     --------
           TOTAL COMMERCIAL SERVICES                   29,842
                                                     --------
           COMPUTER SERVICES (18.2%)
  1,305    Applied Micro Circuits Corp.                14,394*
    460    CheckFree Corp.                              6,477*
  1,970    Cisco Systems, Inc.                         33,332*
    610    Mercury Interactive Corp.                   14,530*
    295    Novellus Systems, Inc.                       9,744*
    940    VeriSign, Inc.                              36,293*
  1,180    WebEx Communications, Inc.                  36,344*
  1,160    Yahoo!, Inc.                                12,621*
                                                     --------
           TOTAL COMPUTER SERVICES                    163,735
                                                     --------
           COMPUTER SOFTWARE (23.0%)
  1,030    Brocade Communications Systems, Inc.        25,287*
  1,650    Interwoven, Inc.                            12,062*
  2,215    Liberate Technologies, Inc.                 21,884*
    735    Manugistics Group, Inc.                      5,660*
    500    Microsoft Corp.                             29,075*
  2,095    Oracle Corp.                                28,408*
  1,070    Peregrine Systems, Inc.                     15,451*
    665    Quest Software, Inc.                         9,842*
  1,185    Retek, Inc.                                 24,079*
    100    Selectica, Inc.                                396*
  1,215    Siebel Systems, Inc.                        19,841*
    885    SmartForce PLC (ADR)                        14,567*
                                                     --------
           TOTAL COMPUTER SOFTWARE                    206,552
                                                     --------
           ELECTRONICS (24.4%)
    940    Altera Corp.                                18,988*
    395    Broadcom Corp.                              13,592*
    930    Elantec Semiconductor, Inc.                 30,402*
    445    Exar Corp.                                  10,030*
    800    Intel Corp.                                 19,536
  1,180    Maxim Integrated Products, Inc.             53,985*
    555    Micrel, Inc.                                13,958*
    835    Semtech Corp.                               31,521*
  1,790    Silicon Image, Inc.                          2,273*
    830    XILINX, Inc.                                25,249*
                                                     --------
           TOTAL ELECTRONICS                          219,534
                                                     --------
           ENTERTAINMENT & LEISURE (1.1%)
    395    Macrovision Corp.                            9,721*
                                                     --------
           MEDIA--BROADCASTING & PUBLISHING (8.9%)
  1,020    Gemstar TV Guide International, Inc.        20,675*
    770    Hispanic Broadcasting Corp.                 12,905*

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                                                                OCTOBER 31, 2001

NUMBER OF
SHARES                                                VALUE
---------                                            ---------
           MEDIA--BROADCASTING & PUBLISHING
           (CONTINUED)
    780    Rainbow Media Group                       $ 16,653*
  1,200    Univision Communications, Inc.              30,000*
                                                     --------
           TOTAL MEDIA--BROADCASTING & PUBLISHING      80,233
                                                     --------
           RETAIL (5.6%)
    955    eBay, Inc.                                  50,118*
                                                     --------
           TELECOMMUNICATIONS (17.3%)
    230    Advanced Fibre Communications, Inc.          4,285*
    295    CSG Systems International, Inc.              9,222*
  1,190    EchoStar Communications Corp.               27,596*
    480    Juniper Networks, Inc.                      10,699*
    290    Openwave Systems, Inc.                       2,242*
    760    Polycom, Inc.                               22,785*
  1,475    Qualcomm, Inc.                              72,452*
  1,370    Sonus Networks, Inc.                         5,768*
                                                     --------
           TOTAL TELECOMMUNICATIONS                   155,049
                                                     --------
           TOTAL COMMON STOCK (COST: $1,290,855)
             (101.8%)                                 914,784
                                                     --------

PRINCIPAL
AMOUNT     SHORT-TERM INVESTMENTS (COST: $6,276) (0.7%)
---------  --------------------------------------------
 $6,276    Investors Bank & Trust Depository Reserve,
             1.35%, due 11/01/01                            6,276
                                                         --------
           TOTAL INVESTMENTS (COST: $1,297,131)
             (102.5%)                                     921,060
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-2.5%)                                      (22,255)
                                                         --------
           NET ASSETS (100.0%)                           $898,805
                                                         ========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
71
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TCW GALILEO VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

 NUMBER OF
  SHARES     COMMON STOCK                                 VALUE
-----------  ------------                              ------------

             ADVERTISING (2.2% OF NET ASSETS)
    399,779  Interpublic Group of Companies, Inc.      $  8,975,038
                                                       ------------
             BANKING & FINANCIAL SERVICES (9.1%)
    276,700  Banknorth Group, Inc.                        6,068,031+
    147,900  Legg Mason, Inc.                             6,228,069
    265,000  Mellon Financial Corp.                       8,904,000+
    483,800  Silicon Valley Bancshares                   11,340,272*
    136,430  Valley National Bancorp                      4,077,893
                                                       ------------
             TOTAL BANKING & FINANCIAL SERVICES          36,618,265
                                                       ------------
             BEVERAGES, FOOD & TOBACCO (2.1%)
    436,650  Hain Celestial Group, Inc.                   8,610,738*
                                                       ------------
             BUILDING MATERIALS (1.0%)
     97,900  Martin Marietta Materials, Inc.              3,908,168
                                                       ------------
             CHEMICALS (2.4%)
     95,700  Minerals Technologies, Inc.                  3,914,130
    482,600  Solutia, Inc.                                5,791,200
                                                       ------------
             TOTAL CHEMICALS                              9,705,330
                                                       ------------
             COMMERCIAL SERVICES (1.4%)
    133,840  Arbitron, Inc.                               3,613,680*
     69,700  Valassis Communications, Inc.                2,174,640*
                                                       ------------
             TOTAL COMMERCIAL SERVICES                    5,788,320
                                                       ------------
             COMPUTER SERVICES (2.5%)
    191,800  Macromedia, Inc.                             2,869,328*
  1,496,800  Read-Rite Corp.                              7,454,064*
                                                       ------------
             TOTAL COMPUTER SERVICES                     10,323,392
                                                       ------------
             COMPUTER SOFTWARE (4.0%)
    560,000  Gartner, Inc.                                5,090,400*
    571,200  Networks Associates, Inc.                   10,967,040*+
                                                       ------------
             TOTAL COMPUTER SOFTWARE                     16,057,440
                                                       ------------
             CONSTRUCTION (1.0%)
    126,700  Toll Brothers, Inc.                          3,947,972*
                                                       ------------
             COSMETICS & HOUSEHOLD PRODUCTS (1.5%)
     28,100  Estee Lauder Companies, Inc.                   906,225+
    164,700  Rohm and Haas Co.                            5,347,809
                                                       ------------
             TOTAL COSMETICS & HOUSEHOLD PRODUCTS         6,254,034
                                                       ------------
             ELECTRONICS (16.2%)
    325,000  American Power Conversion Corp.              4,182,750*
    156,600  Anixter International, Inc.                  3,883,680*+
    230,200  Arrow Electronics, Inc.                      5,628,390*+
    393,100  CommScope, Inc.                              7,685,105*
    563,700  LSI Logic Corp.                              9,554,715*
    304,200  National Semiconductor Corp.                 7,903,116*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
72

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             ELECTRONICS (CONTINUED)
    336,100  Tektronix, Inc.                           $  6,621,170*
    348,800  Teledyne Technologies, Inc.                  5,291,296*
    445,500  Teradyne, Inc.                              10,268,775*
    231,000  Vishay Intertechnology, Inc.                 4,358,970*+
                                                       ------------
             TOTAL ELECTRONICS                           65,377,967
                                                       ------------
             ENERGY & OIL SERVICES (3.4%)
    201,400  Devon Energy Corp.                           7,713,620+
    459,600  Pride International, Inc.                    5,910,456*+
                                                       ------------
             TOTAL ENERGY & OIL SERVICES                 13,624,076
                                                       ------------
             ENTERTAINMENT & LEISURE (1.9%)
    467,700  Metro-Goldwyn-Mayer, Inc.                    7,511,262*+
                                                       ------------
             FOODS, HOTELS & RESTAURANTS (3.9%)
    295,700  CBRL Group, Inc.                             7,425,027
    378,800  Starwood Hotels & Resorts Worldwide,
               Inc.                                       8,348,752+
                                                       ------------
             TOTAL FOODS, HOTELS & RESTAURANTS           15,773,779
                                                       ------------
             INFORMATION PROCESSING (2.0%)
    386,200  Thermo Electron Corp.                        8,164,268*
                                                       ------------
             INSURANCE (1.4%)
    430,300  Phoenix Companies, Inc.                      5,529,355*
                                                       ------------
             MACHINERY (8.0%)
    202,700  Cummins Engine Co., Inc.                     6,346,537
    228,700  Dover Corp.                                  7,535,665+
    283,750  Pall Corp.                                   5,760,125
    197,300  Pentair, Inc.                                6,264,275
    204,500  York International Corp.                     6,265,880
                                                       ------------
             TOTAL MACHINERY                             32,172,482
                                                       ------------
             MEDIA--BROADCASTING & PUBLISHING (7.6%)
    397,150  Belo (A.H.) Corp.                            6,791,265
    637,600  Charter Communications, Inc.                 9,015,664*+
    252,800  Harte-Hanks, Inc.                            5,890,240
    248,200  Hispanic Broadcasting Corp.                  4,159,832*
    151,200  Meredith Corp.                               4,989,600
                                                       ------------
             TOTAL MEDIA--BROADCASTING & PUBLISHING      30,846,601
                                                       ------------
             MEDICAL SUPPLIES (4.2%)
    125,800  KLA-Tencor Corp.                             5,140,188*
    148,700  PerkinElmer, Inc.                            4,001,517
    886,200  PSS World Medical, Inc.                      8,002,386*
                                                       ------------
             TOTAL MEDICAL SUPPLIES                      17,144,091
                                                       ------------
             METALS (1.5%)
    672,300  AK Steel Holding Corp.                       6,117,930
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

73
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             OIL & GAS (2.1%)
    427,400  Ensco International, Inc.                 $  8,462,520+
                                                       ------------
             RETAIL (5.5%)
    324,850  Ann Taylor Stores, Inc.                      7,146,700*+
    385,000  J.C. Penney Co., Inc.                        8,362,200
    269,400  RadioShack Corp.                             6,732,306
                                                       ------------
             TOTAL RETAIL                                22,241,206
                                                       ------------
             TELECOMMUNICATIONS (1.8%)
    486,300  Powerwave Technologies, Inc.                 7,440,390*
                                                       ------------
             TRANSPORTATION (3.5%)
    381,800  Carnival Corp.                               8,315,604
    366,800  Southwest Airlines, Inc.                     5,832,120
                                                       ------------
             TOTAL TRANSPORTATION                        14,147,724
                                                       ------------
             TOTAL COMMON STOCK (COST: $354,340,907)
               (90.2%)                                  364,742,348
                                                       ------------

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS
-----------  ----------------------
$10,415,526  American Express Co., 2.46%,
               due 11/15/01                              10,415,526**
  7,574,928  Bayerische Hypo-Und Vereinsbank AG,
               2.5%, due 11/02/01                         7,574,928**
  1,893,732  Credit Agricole, 2.44%, due 11/07/01         1,893,732**
  5,132,562  Fleet National Bank, 2.7%, due 04/30/02      5,132,562**
  2,617,081  General Motors Acceptance Corp., 2.8%,
               due 03/08/02                               2,617,081**
 39,603,056  Investors Bank & Trust Depository
               Reserve, 1.35%, due 11/01/01              39,603,056
  6,628,062  Merrimac Money Market Fund, 2.8%,
               due 11/01/01                               6,628,062**
  7,074,928  Royal Bank of Scotland, 2.47%,
               due 11/06/01                               7,074,928**
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $80,939,875) (20.0%)                      80,939,875
                                                       ------------
             TOTAL INVESTMENTS (COST: $435,280,782)
               (110.2%)                                 445,682,223
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-10.2%)                                 (41,395,146)
                                                       ------------
             NET ASSETS (100.0%)                       $404,287,077
                                                       ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
74
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                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. EQUITIES
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2001

                           TCW GALILEO                            TCW GALILEO
                           AGGRESSIVE   TCW GALILEO  TCW GALILEO    FOCUSED    TCW GALILEO
                             GROWTH     CONVERTIBLE   EARNINGS     LARGE CAP     GROWTH
                            EQUITIES    SECURITIES    MOMENTUM       VALUE      INSIGHTS
                              FUND         FUND         FUND         FUND         FUND
                           -----------  -----------  -----------  -----------  -----------
                                             DOLLAR AMOUNTS IN THOUSANDS
                                             (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value
    (1)                    $  139,623   $   47,302   $    9,320    $    934     $  3,055
  Receivables for
    Securities Sold               665        6,794           44          --          239
  Receivables for Fund
    Shares Sold                   949           49           --          --           --
  Interest and Dividends
    Receivable                     14          350            1           1           --
                           ----------   ----------   ----------    --------     --------
    Total Assets              141,251       54,495        9,365         935        3,294
                           ----------   ----------   ----------    --------     --------
LIABILITIES
  Payables for Securities
    Purchased                      --          254           --           1          254
  Payable for Fund Shares
    Redeemed                      904           --           --          --           --
  Payables Upon Return of
    Securities Loaned
    (Note 3)                   25,462        2,772        1,655          --           --
  Accrued Management Fees          95           33           --          --           --
  Other Accrued Expenses           74           48           40          15           25
                           ----------   ----------   ----------    --------     --------
    Total Liabilities          26,535        3,107        1,695          16          279
                           ----------   ----------   ----------    --------     --------
NET ASSETS                 $  114,716   $   51,388   $    7,670    $    919     $  3,015
                           ==========   ==========   ==========    ========     ========
NET ASSETS CONSIST OF:
  Paid-in Capital          $  179,289   $   67,232   $   14,719    $  1,045     $  4,411
  Undistributed Net
    Realized Gain (Loss)
    on Investments            (43,858)     (11,326)      (4,286)        (39)        (694)
  Unrealized Appreciation
    (Depreciation) on
    Investments               (13,481)      (4,390)         224         (84)        (673)
  Undistributed Net
    Investment (Loss)          (7,234)          --       (2,987)         (3)         (29)
  (Overdistributed) Net
    Investment Income              --         (128)          --          --           --
                           ----------   ----------   ----------    --------     --------
NET ASSETS                 $  114,716   $   51,388   $    7,670    $    919     $  3,015
                           ==========   ==========   ==========    ========     ========
NET ASSETS ATTRIBUTABLE
  TO:
  I Class Shares           $   91,698   $   51,388   $    7,670    $     --     $     --
                           ==========   ==========   ==========    ========     ========
  N Class Shares           $   23,018   $       --   $       --    $    919     $  3,015
                           ==========   ==========   ==========    ========     ========
CAPITAL SHARES
  OUTSTANDING:
  I Class                   9,039,403    5,724,101    1,363,159          --           --
                           ==========   ==========   ==========    ========     ========
  N Class                   2,290,340           --           --     104,499      473,777
                           ==========   ==========   ==========    ========     ========
NET ASSET VALUE PER
  SHARE:
  I Class                  $    10.14   $     8.98   $     5.63    $     --     $     --
                           ==========   ==========   ==========    ========     ========
  N Class                  $    10.05   $       --   $       --    $   8.80     $   6.36
                           ==========   ==========   ==========    ========     ========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND, THE TCW GALILEO CONVERTIBLE SECURITIES FUND, THE TCW GALILEO EARNINGS MOMENTUM FUND, THE TCW GALILEO FOCUSED LARGE CAP VALUE FUND AND THE TCW GALILEO GROWTH INSIGHTS FUND AT OCTOBER 31, 2001 WAS $153,104, $51,692, $9,096, $1,018 AND $3,728, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

75
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--------------------------------------------------------------------------------

U.S. EQUITIES
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2001

                           TCW GALILEO  TCW GALILEO  TCW GALILEO  TCW GALILEO  TCW GALILEO
                             HEALTH      LARGE CAP    LARGE CAP     SELECT      SMALL CAP
                            SCIENCES      GROWTH        VALUE      EQUITIES      GROWTH
                              FUND         FUND         FUND         FUND         FUND
                           -----------  -----------  -----------  -----------  -----------
                                             DOLLAR AMOUNTS IN THOUSANDS
                                             (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value
    (1)                      $   375    $   14,308   $   139,525  $   988,444  $  273,229
  Receivables for
    Securities Sold               14         1,397         1,163           --         185
  Receivables for Fund
    Shares Sold                   --            --         1,030       16,643         543
  Interest and Dividends
    Receivable                    --             8           138          207          32
                             -------    ----------   -----------  -----------  ----------
    Total Assets                 389        15,713       141,856    1,005,294     273,989
                             -------    ----------   -----------  -----------  ----------
LIABILITIES
  Payables for Securities
    Purchased                     18         1,732           376           --      11,606
  Payable for Fund Shares
    Redeemed                      --            --           211        1,074       1,075
  Payables Upon Return of
    Securities Loaned
    (Note 3)                      --           800         1,077       23,972      45,150
  Accrued Management Fees         --            --            64          599         178
  Other Accrued Expenses          21            43            72          374          99
                             -------    ----------   -----------  -----------  ----------
    Total Liabilities             39         2,575         1,800       26,019      58,108
                             -------    ----------   -----------  -----------  ----------
NET ASSETS                   $   350    $   13,138   $   140,056  $   979,275  $  215,881
                             =======    ==========   ===========  ===========  ==========
NET ASSETS CONSIST OF:
  Paid-in Capital            $   500    $   18,606   $   156,343  $ 1,296,327  $  349,192
  Undistributed Net
    Realized (Loss) on
    Investments                 (101)       (5,632)       (6,520)    (102,722)    (76,045)
  Unrealized Appreciation
    (Depreciation) on
    Investments                  (44)          566       (10,441)    (206,501)    (46,345)
  Undistributed Net
    Investment Income
    (Loss)                        (5)         (402)          674       (7,829)    (10,921)
                             -------    ----------   -----------  -----------  ----------
NET ASSETS                   $   350    $   13,138   $   140,056  $   979,275  $  215,881
                             =======    ==========   ===========  ===========  ==========
NET ASSETS ATTRIBUTABLE
  TO:
  I Class Shares             $    --    $   12,889   $   137,425  $   787,637  $  143,672
                             =======    ==========   ===========  ===========  ==========
  N Class Shares             $   350    $      249   $     2,631  $   191,638  $   72,209
                             =======    ==========   ===========  ===========  ==========
CAPITAL SHARES
  OUTSTANDING:
  I Class                         --     1,493,484    12,502,637   54,521,265   9,400,114
                             =======    ==========   ===========  ===========  ==========
  N Class                     50,001        28,936       240,241   13,383,591   4,761,993
                             =======    ==========   ===========  ===========  ==========
NET ASSET VALUE PER
  SHARE:
  I Class                    $    --    $     8.63   $     10.99  $     14.45  $    15.28
                             =======    ==========   ===========  ===========  ==========
  N Class                    $  7.01    $     8.60   $     10.95  $     14.32  $    15.16
                             =======    ==========   ===========  ===========  ==========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO HEALTH SCIENCES FUND, THE TCW GALILEO LARGE CAP GROWTH FUND, THE TCW GALILEO LARGE CAP VALUE FUND, THE TCW GALILEO SELECT EQUITIES FUND AND THE TCW GALILEO SMALL CAP GROWTH FUND AT OCTOBER 31, 2001 WAS $419, $13,742, $149,966, $1,194,945 AND $319,574,
     RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2001

                                     TCW GALILEO                TCW GALILEO
                                      SMALL CAP   TCW GALILEO      VALUE
                                        VALUE     TECHNOLOGY   OPPORTUNITIES
                                        FUND         FUND          FUND
                                     -----------  -----------  -------------
                                           DOLLAR AMOUNTS IN THOUSANDS
                                           (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value (1)           $  4,413     $    921     $   445,682
  Receivable for Fund Shares Sold           --           --           9,151
  Interest and Dividends Receivable          1           --             273
  Deferred Organization Costs               --           --               1
                                      --------     --------     -----------
    Total Assets                         4,414          921         455,107
                                      --------     --------     -----------
LIABILITIES
  Payable for Securities Purchased          --           --           7,961
  Payable for Fund Shares Redeemed          --           --           1,113
  Payables Upon Return of
    Securities Loaned (Note 3)             228           --          41,337
  Accrued Management Fees                   --           --             226
  Other Accrued Expenses                    12           22             183
                                      --------     --------     -----------
    Total Liabilities                      240           22          50,820
                                      --------     --------     -----------
NET ASSETS                            $  4,174     $    899     $   404,287
                                      ========     ========     ===========
NET ASSETS CONSIST OF:
  Paid-in Capital                     $  4,477     $  1,769     $   386,212
  Undistributed Net Realized Gain
    (Loss) on Investments                    2         (483)          7,997
  Unrealized Appreciation
    (Depreciation) on Investments         (285)        (376)         10,401
  Undistributed Net Investment
    (Loss)                                 (20)         (11)           (323)
                                      --------     --------     -----------
NET ASSETS                            $  4,174     $    899     $   404,287
                                      ========     ========     ===========
NET ASSETS ATTRIBUTABLE TO:
  I Class Shares                      $  4,174     $     --     $   347,960
                                      ========     ========     ===========
  N Class Shares                      $     --     $    899     $    56,327
                                      ========     ========     ===========
CAPITAL SHARES OUTSTANDING:
  I Class                              379,881           --      21,825,551
                                      ========     ========     ===========
  N Class                                   --      257,751       3,540,470
                                      ========     ========     ===========
NET ASSET VALUE PER SHARE:
  I Class                             $  10.99     $     --     $     15.94
                                      ========     ========     ===========
  N Class                             $     --     $   3.49     $     15.91
                                      ========     ========     ===========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO SMALL CAP VALUE FUND, THE TCW GALILEO TECHNOLOGY FUND AND THE TCW GALILEO VALUE OPPORTUNITIES FUND AT OCTOBER 31, 2001 WAS $4,698, $1,297 AND $435,281, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

77
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--------------------------------------------------------------------------------

U.S. EQUITIES
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2001

                           TCW GALILEO                            TCW GALILEO
                           AGGRESSIVE   TCW GALILEO  TCW GALILEO    FOCUSED    TCW GALILEO
                             GROWTH     CONVERTIBLE   EARNINGS     LARGE CAP     GROWTH
                            EQUITIES    SECURITIES    MOMENTUM       VALUE      INSIGHTS
                              FUND         FUND         FUND       FUND (1)     FUND (2)
                           -----------  -----------  -----------  -----------  -----------
                                             DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                 $      96    $  1,018      $    --       $   6       $     4
  Interest                        518       2,145           60           1             2
                            ---------    --------      -------       -----       -------
    Total                         614       3,163           60           7             6
                            ---------    --------      -------       -----       -------
EXPENSES:
  Management Fees               1,739         466           84           4            20
  Accounting Service Fees          47          28           28          12            14
  Administration Fees              52          24           24          10            12
  Transfer Agent Fees:
    I Class                        55          32           26          --            --
    N Class                        48          --           --          12            15
  Custodian Fees                    5           9           14           2             2
  Professional Fees                44          32           29          16            16
  Directors' Fees &
    Expenses                        8           5            5           6             7
  Registration Fees:
    I Class                        24          22            8          --            --
    N Class                        13          --           --           2             3
  Distributions Fees:
    N Class (Note 6)               79          --           --           2             6
  Other                            64          27           11           4             8
                            ---------    --------      -------       -----       -------
    Total                       2,178         645          229          70           103
    Less Expenses Borne
      by Investment
      Advisor:
      I Class                      --          --           95          --            --
      N Class                       1          --           --          54            42
    Less Management and
      Distribution Fees
      Waived by
      Investment Advisor           --          --           --           6            26
                            ---------    --------      -------       -----       -------
      Net Expenses              2,177         645          134          10            35
                            ---------    --------      -------       -----       -------
  Net Investment Income
    (Loss)                     (1,563)      2,518          (74)         (3)          (29)
                            ---------    --------      -------       -----       -------
NET REALIZED AND
  UNREALIZED (LOSS) ON
  INVESTMENTS
  Net Realized (Loss) on
    Investments               (43,858)    (11,326)      (4,286)        (39)         (694)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments              (153,174)    (11,083)         541         (84)         (673)
                            ---------    --------      -------       -----       -------
  Net Realized and
    Unrealized (Loss) on
    Investments              (197,032)    (22,409)      (3,745)       (123)       (1,367)
                            ---------    --------      -------       -----       -------
(DECREASE) IN NET ASSETS
  RESULTING FROM
  OPERATIONS                $(198,595)   $(19,891)     $(3,819)      $(126)      $(1,396)
                            =========    ========      =======       =====       =======

(1) FOR THE PERIOD MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(2) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2001

                           TCW GALILEO  TCW GALILEO  TCW GALILEO  TCW GALILEO  TCW GALILEO
                             HEALTH      LARGE CAP    LARGE CAP     SELECT      SMALL CAP
                            SCIENCES      GROWTH        VALUE      EQUITIES      GROWTH
                            FUND (1)       FUND         FUND         FUND         FUND
                           -----------  -----------  -----------  -----------  -----------
                                             DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                   $  --      $     91     $  1,830     $   1,672    $     333
  Interest                        1            16          159         1,369        1,179
                              -----      --------     --------     ---------    ---------
    Total                         1           107        1,989         3,041        1,512
                              -----      --------     --------     ---------    ---------
EXPENSES:
  Management Fees                 3            97          788         6,469        3,011
  Accounting Service Fees        14            33           39           216           77
  Administration Fees            12            29           45           243           86
  Transfer Agent Fees:
    I Class                      --            29           39           101           63
    N Class                      15            24           25           157           44
  Custodian Fees                  2             5           12             4            6
  Professional Fees              16            35           41            71           49
  Directors' Fees &
    Expenses                      7             5            6            13           11
  Registration Fees:
    I Class                      --            17           25           140           22
    N Class                       2            11           11            41           20
  Distributions Fees:
    N Class (Note 6)              1             1            9           444          210
  Other                           8            15           37           199           93
                              -----      --------     --------     ---------    ---------
    Total                        80           301        1,077         8,098        3,692
    Less Expenses Borne
      by Investment
      Advisor:
      I Class                    --            11           --            --           --
      N Class                    70            35           18            --           --
    Less Management and
      Distribution Fees
      Waived by
      Investment Advisor          4            --           --            --           --
                              -----      --------     --------     ---------    ---------
      Net Expenses                6           255        1,059         8,098        3,692
                              -----      --------     --------     ---------    ---------
  Net Investment Income
    (Loss)                       (5)         (148)         930        (5,057)      (2,180)
                              -----      --------     --------     ---------    ---------
NET REALIZED AND
  UNREALIZED (LOSS) ON
  INVESTMENTS
  Net Realized (Loss) on
    Investments                (101)       (5,632)      (5,528)     (102,722)     (76,045)
  Change in Unrealized
    (Depreciation) on
    Investments                 (44)       (7,312)     (31,057)     (333,389)    (208,523)
                              -----      --------     --------     ---------    ---------
  Net Realized and
    Unrealized (Loss) on
    Investments                (145)      (12,944)     (36,585)     (436,111)    (284,568)
                              -----      --------     --------     ---------    ---------
(DECREASE) IN NET ASSETS
  RESULTING FROM
  OPERATIONS                  $(150)     $(13,092)    $(35,655)    $(441,168)   $(286,748)
                              =====      ========     ========     =========    =========

(1) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2001

                                     TCW GALILEO                TCW GALILEO
                                      SMALL CAP   TCW GALILEO      VALUE
                                        VALUE     TECHNOLOGY   OPPORTUNITIES
                                        FUND       FUND (1)        FUND
                                     -----------  -----------  -------------
                                           DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                             $  13        $  --        $1,231
  Interest                                  3            4           496
                                        -----        -----        ------
    Total                                  16            4         1,727
                                        -----        -----        ------
EXPENSES:
  Management Fees                          23            9         1,423
  Accounting Service Fees                  14           28            49
  Administration Fees                      12           24            53
  Transfer Agent Fees:
    I Class                                16           --            69
    N Class                                --           25            38
  Custodian Fees                            6            7            10
  Professional Fees                        18           17            41
  Directors' Fees & Expenses                6            7             5
  Registration Fees:
    I Class                                34           --           101
    N Class                                --           52            51
  Distributions Fees:
    N Class (Note 6)                       --            2            50
  Amortization of Deferred
    Organization Costs                     --           --             1
  Other                                    10           10            44
                                        -----        -----        ------
    Total                                 139          181         1,935
    Less Expenses Borne by
      Investment Advisor:
      I Class                             103           --            --
      N Class                              --          166            24
                                        -----        -----        ------
      Net Expenses                         36           15         1,911
                                        -----        -----        ------
  Net Investment (Loss)                   (20)         (11)         (184)
                                        -----        -----        ------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on
    Investments                             3         (483)        7,334
  Change in Unrealized Appreciation
    (Depreciation) on Investments        (341)        (376)        2,072
                                        -----        -----        ------
  Net Realized and Unrealized Gain
    (Loss) on Investments                (338)        (859)        9,406
                                        -----        -----        ------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $(358)       $(870)       $9,222
                                        =====        =====        ======

(1) FOR THE PERIOD NOVEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF CHANGES IN NET ASSETS

                                    TCW GALILEO         TCW GALILEO
                                 AGGRESSIVE GROWTH      CONVERTIBLE
                                   EQUITIES FUND      SECURITIES FUND
                                -------------------  -----------------
                                    YEAR ENDED          YEAR ENDED
                                    OCTOBER 31,         OCTOBER 31,
                                -------------------  -----------------
                                  2001       2000      2001     2000
                                ---------  --------  --------  -------
                                     DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income (Loss)  $  (1,563) $ (2,332) $  2,518  $ 1,632
  Net Realized Gain (Loss) on
    Investments                   (43,858)   13,631   (11,326)  11,381
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                  (153,174)   49,542   (11,083)   1,582
                                ---------  --------  --------  -------
  Increase (Decrease) in Net
    Assets Resulting from
    Operations                   (198,595)   60,841   (19,891)  14,595
                                ---------  --------  --------  -------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                            --        --    (2,484)  (1,818)
  Distributions in Excess of
    Net Investment Income:
    I Class                            --        --      (128)     (34)
  Distributions from Net
    Realized Gain:
    I Class                        (8,040)  (20,845)   (9,729)  (4,184)
    N Class                        (1,725)     (428)       --       --
                                ---------  --------  --------  -------
  Total Distributions to
    Shareholders                   (9,765)  (21,273)  (12,341)  (6,036)
                                ---------  --------  --------  -------
NET CAPITAL SHARE TRANSACTIONS
  (NOTE 8)
  I Class                           8,431    42,704     9,992   15,239
  N Class                          16,615    45,198        --       --
                                ---------  --------  --------  -------
  Increase in Net Assets
    Resulting from Net Capital
    Share Transactions             25,046    87,902     9,992   15,239
                                ---------  --------  --------  -------
  Increase (Decrease) in Net
    Assets                       (183,314)  127,470   (22,240)  23,798
NET ASSETS
  Beginning of Year               298,030   170,560    73,628   49,830
                                ---------  --------  --------  -------
  End of Year                   $ 114,716  $298,030  $ 51,388  $73,628
                                =========  ========  ========  =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                           TCW GALILEO            TCW GALILEO
                                             EARNINGS          FOCUSED LARGE CAP
                                          MOMENTUM FUND           VALUE FUND
                                     ------------------------  -----------------
                                                                 MARCH 1, 2001
                                                                 (COMMENCEMENT
                                     YEAR ENDED   YEAR ENDED    OF OPERATIONS)
                                     OCTOBER 31,  OCTOBER 31,       THROUGH
                                        2001         2000      OCTOBER 31, 2001
                                     -----------  -----------  -----------------
                                             DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment (Loss)                $   (74)    $   (329)        $   (3)
  Net Realized Gain (Loss) on
    Investments                         (4,286)      10,848            (39)
  Change in Unrealized Appreciation
    (Depreciation) on Investments          541       (8,944)           (84)
                                       -------     --------         ------
  Increase (Decrease) in Net Assets
    Resulting from Operations           (3,819)       1,575           (126)
                                       -------     --------         ------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net Realized
    Gain:
    I Class                             (2,025)      (4,748)            --
                                       -------     --------         ------
NET CAPITAL SHARE TRANSACTIONS
  (NOTE 8)
  I Class                                6,863      (12,014)            --
  N Class                                   --           --          1,045
                                       -------     --------         ------
  Increase (Decrease) in Net Assets
    Resulting from Net Capital
    Share Transactions                   6,863      (12,014)         1,045
                                       -------     --------         ------
  Increase (Decrease) in Net Assets      1,019      (15,187)           919
NET ASSETS
  Beginning of Year                      6,651       21,838             --
                                       -------     --------         ------
  End of Year                          $ 7,670     $  6,651         $  919
                                       =======     ========         ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF CHANGES IN NET ASSETS

                                          TCW GALILEO GROWTH  TCW GALILEO HEALTH
                                            INSIGHTS FUND       SCIENCES FUND
                                          ------------------  ------------------
                                           DECEMBER 1, 2000    DECEMBER 1, 2000
                                            (COMMENCEMENT       (COMMENCEMENT
                                            OF OPERATIONS)      OF OPERATIONS)
                                               THROUGH             THROUGH
                                           OCTOBER 31, 2001    OCTOBER 31, 2001
                                          ------------------  ------------------
                                               DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment (Loss)                        $   (29)             $  (5)
  Net Realized (Loss) on Investments              (694)              (101)
  Change in Unrealized (Depreciation) on
    Investments                                   (673)               (44)
                                               -------              -----
  (Decrease) in Net Assets Resulting
    from Operations                             (1,396)              (150)
                                               -------              -----
NET CAPITAL SHARE TRANSACTIONS (NOTE 8)
  N Class                                        4,411                500
                                               -------              -----
  Increase in Net Assets                         3,015                350
NET ASSETS
  Beginning of Year                                 --                 --
                                               -------              -----
  End of Year                                  $ 3,015              $ 350
                                               =======              =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                TCW GALILEO LARGE  TCW GALILEO LARGE
                                 CAP GROWTH FUND     CAP VALUE FUND
                                -----------------  ------------------
                                   YEAR ENDED          YEAR ENDED
                                   OCTOBER 31,        OCTOBER 31,
                                -----------------  ------------------
                                  2001     2000      2001      2000
                                --------  -------  --------  --------
                                     DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income (Loss)  $   (148) $  (140) $    930  $    657
  Net Realized Gain (Loss) on
    Investments                   (5,632)   2,465    (5,528)      617
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                   (7,312)   1,078   (31,057)   15,901
                                --------  -------  --------  --------
  Increase (Decrease) in Net
    Assets Resulting from
    Operations                   (13,092)   3,403   (35,655)   17,175
                                --------  -------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                           --       --      (815)     (543)
    N Class                           --       --        (7)       (1)
  Distributions from Net
    Realized Gain:
    I Class                       (1,940)  (1,329)       --        --
    N Class                          (25)      (5)       --        --
                                --------  -------  --------  --------
  Total Distributions to
    Shareholders                  (1,965)  (1,334)     (822)     (544)
                                --------  -------  --------  --------
NET CAPITAL SHARE TRANSACTIONS
  (NOTE 8)
  I Class                          1,510      990    38,623    51,700
  N Class                            121      255      (307)    3,594
                                --------  -------  --------  --------
  Increase in Net Assets
    Resulting from Net Capital
    Share Transactions             1,631    1,245    38,316    55,294
                                --------  -------  --------  --------
  Increase (Decrease) in Net
    Assets                       (13,426)   3,314     1,839    71,925
NET ASSETS
  Beginning of Year               26,564   23,250   138,217    66,292
                                --------  -------  --------  --------
  End of Year                   $ 13,138  $26,564  $140,056  $138,217
                                ========  =======  ========  ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF CHANGES IN NET ASSETS

                                TCW GALILEO SELECT    TCW GALILEO SMALL
                                   EQUITIES FUND       CAP GROWTH FUND
                                -------------------  -------------------
                                    YEAR ENDED           YEAR ENDED
                                    OCTOBER 31,          OCTOBER 31,
                                -------------------  -------------------
                                  2001       2000      2001       2000
                                ---------  --------  ---------  --------
                                      DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment (Loss)         $  (5,057) $ (1,780) $  (2,180) $ (3,398)
  Net Realized Gain (Loss) on
    Investments                  (102,722)   52,215    (76,045)   10,009
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                  (333,389)   26,414   (208,523)   31,830
                                ---------  --------  ---------  --------
  Increase (Decrease) in Net
    Assets Resulting from
    Operations                   (441,168)   76,849   (286,748)   38,441
                                ---------  --------  ---------  --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Realized Gain:
    I Class                       (32,652)  (13,242)    (7,535)  (16,532)
    N Class                        (8,412)     (891)    (1,888)      (80)
                                ---------  --------  ---------  --------
  Total Distributions to
    Shareholders                  (41,064)  (14,133)    (9,423)  (16,612)
                                ---------  --------  ---------  --------
NET CAPITAL SHARE TRANSACTIONS
  (NOTE 8)
  I Class                         562,338   258,066     (3,152)   99,075
  N Class                         134,468   136,262     47,206   105,631
                                ---------  --------  ---------  --------
  Increase in Net Assets
    Resulting from Net Capital
    Share Transactions            696,806   394,328     44,054   204,706
                                ---------  --------  ---------  --------
  Increase (Decrease) in Net
    Assets                        214,574   457,044   (252,117)  226,535
NET ASSETS
  Beginning of Year               764,701   307,657    467,998   241,463
                                ---------  --------  ---------  --------
  End of Year                   $ 979,275  $764,701  $ 215,881  $467,998
                                =========  ========  =========  ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                 TCW GALILEO SMALL          TCW GALILEO        TCW GALILEO VALUE
                                  CAP VALUE FUND          TECHNOLOGY FUND      OPPORTUNITIES FUND
                           -----------------------------  ----------------  ------------------------
                                         JUNE 14, 2000    NOVEMBER 1, 2000
                                         (COMMENCEMENT     (COMMENCEMENT
                           YEAR ENDED    OF OPERATIONS)    OF OPERATIONS)   YEAR ENDED   YEAR ENDED
                           OCTOBER 31,      THROUGH           THROUGH       OCTOBER 31,  OCTOBER 31,
                              2001      OCTOBER 31, 2000  OCTOBER 31, 2001     2001         2000
                           -----------  ----------------  ----------------  -----------  -----------
                                                  DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income
    (Loss)                   $  (20)         $   --            $  (11)       $   (184)     $   161
  Net Realized Gain
    (Loss) on Investments         3              22              (483)          7,334        5,631
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                (341)             56              (376)          2,072        8,480
                             ------          ------            ------        --------      -------
  Increase (Decrease) in
    Net Assets Resulting
    from Operations            (358)             78              (870)          9,222       14,272
                             ------          ------            ------        --------      -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                      --              --                --             (47)          --
  Distributions in Excess
    of Net Investment
    Income:
    I Class                      --              --                --            (200)          --
  Distributions from Net
    Realized Gain:
    I Class                     (23)             --                --          (4,940)      (3,131)
    N Class                      --              --                --              (1)          --
                             ------          ------            ------        --------      -------
  Total Distributions to
    Shareholders                (23)             --                --          (5,188)      (3,131)
                             ------          ------            ------        --------      -------
NET CAPITAL SHARE
  TRANSACTIONS (NOTE 8)
  I Class                     3,477           1,000                --         281,730       17,265
  N Class                        --              --             1,769          59,879           --
                             ------          ------            ------        --------      -------
  Increase in Net Assets
    Resulting from Net
    Capital Share
    Transactions              3,477           1,000             1,769         341,609       17,265
                             ------          ------            ------        --------      -------
  Increase in Net Assets      3,096           1,078               899         345,643       28,406
NET ASSETS
  Beginning of Year           1,078              --                --          58,644       30,238
                             ------          ------            ------        --------      -------
  End of Year                $4,174          $1,078            $  899        $404,287      $58,644
                             ======          ======            ======        ========      =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 2001

NOTE 1 -- ORGANIZATION

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 25 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds. TCW London International, Limited is a sub-advisor for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, and the TCW Galileo Japanese Equities Fund, and the TCW Galileo Select International Equities Fund. The advisors are registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives and policies. Investors Bank & Trust Company serves as the administrator of the Funds.

The Funds' financial statements are separated into three reports: 1) U.S. Equities Funds, 2) U.S. Fixed Income Funds, and 3) International Funds. However, all Funds are listed below along with their investment objectives, and are currently offered by the Company.

U.S. EQUITIES

TCW GALILEO FUND                                    INVESTMENT OBJECTIVE
----------------                                    --------------------------------------------------
CONVERTIBLE SECURITIES FUND
TCW Galileo Convertible Securities Fund             Seeks high total return from current income and
                                                    capital appreciation through investment principal-
                                                    ly in convertible securities.
NON-DIVERSIFIED U.S. EQUITY FUNDS
TCW Galileo Aggressive Growth Equities Fund         Seeks long-term capital appreciation by investing
                                                    primarily in publicly traded equity securities of
                                                    medium capitalization companies.
TCW Galileo Earnings Momentum Fund                  Seeks capital appreciation by investing primarily
                                                    in publicly traded equity securities of companies
                                                    experiencing or expected to experience accelerat-
                                                    ing earnings growth.
TCW Galileo Focused Large Cap Value Fund            Seeks long-term capital appreciation by investing
                                                    primarily in equity securities of large
                                                    capitalization companies.
TCW Galileo Growth Insights Fund                    Seeks long-term capital appreciation by investing
                                                    in equity securities issued by companies that are
                                                    believed to have superior growth prospects.
TCW Galileo Health Sciences Fund                    Seeks long-term capital appreciation by investing
                                                    in equity securities of companies principally en-
                                                    gaged in development, production or distribution
                                                    of products or services relating to health
                                                    sciences.
TCW Galileo Large Cap Growth Fund                   Seeks long-term capital appreciation by investing
                                                    primarily in publicly traded equity securities of
                                                    large capitalization U.S. companies with above av-
                                                    erage earnings prospects.

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U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- ORGANIZATION (CONTINUED)

U.S. EQUITIES (CONTINUED)

TCW GALILEO FUND                                    INVESTMENT OBJECTIVE
----------------                                    --------------------------------------------------
NON-DIVERSIFIED U.S. EQUITY FUNDS
TCW Galileo Large Cap Value Fund                    Seeks long-term capital appreciation by investing
                                                    primarily in publicly traded equity securities of
                                                    large capitalization companies.
TCW Galileo Select Equities Fund                    Emphasizes capital appreciation and preservation
                                                    with focus on long-term results.
TCW Galileo Small Cap Growth Fund                   Seeks long-term capital appreciation by investing
                                                    primarily in publicly traded equity securities of
                                                    smaller capitalization growth companies.
TCW Galileo Small Cap Value Fund                    Seeks long-term capital appreciation by investing
                                                    primarily in publicly traded equity securities of
                                                    smaller capitalization value companies.
TCW Galileo Technology Fund                         Seeks long-term capital appreciation by investing
                                                    in equity securities of companies with superior
                                                    earnings growth prospects engaged in technology,
                                                    telecommunications and information industries.
TCW Galileo Value Opportunities Fund                Seeks capital appreciation by investing in
                                                    publicly traded equity securities issued by small
                                                    and medium companies with market capitalization at
                                                    the time of purchase between $500 million and
                                                    $5 billion.

U.S. FIXED INCOME
TCW GALILEO FUND                                    INVESTMENT OBJECTIVE
----------------                                    --------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
TCW Galileo Money Market Fund                       Seeks current income, preservation of capital and
                                                    liquidity by investing in short-term money market
                                                    securities.
DIVERSIFIED FIXED INCOME FUNDS
TCW Galileo Core Fixed Income Fund                  Seeks capital appreciation and income by invest-
                                                    ing principally in core fixed income securities
                                                    emphasizing high quality and liquid investments.
TCW Galileo Flexible Income Fund                    Seeks to maximize current income and provide
                                                    potential for capital appreciation by investing in
                                                    high yield/below investment grade bonds and con-
                                                    vertible securities.
TCW Galileo High Yield Bond Fund                    Seeks high current income by investing principally
                                                    in high yield fixed income securities.
TCW Galileo Mortgage-Backed Securities Fund         Seeks income by investing primarily in short-term
                                                    mortgage-backed securities.

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                                                                OCTOBER 31, 2001

U.S. FIXED INCOME (CONTINUED)

TCW GALILEO FUND                                    INVESTMENT OBJECTIVE
----------------                                    --------------------------------------------------
DIVERSIFIED FIXED INCOME FUNDS
TCW Galileo Total Return Mortgage-Backed            Seeks income by investing primarily in long-term
  Securities Fund                                   mortgage-backed securities.

INTERNATIONAL
TCW GALILEO FUND                                    INVESTMENT OBJECTIVE
----------------                                    --------------------------------------------------
NON-DIVERSIFIED INTERNATIONAL EQUITY FUNDS
TCW Galileo Asia Pacific Equities Fund              Seeks long-term capital appreciation by investing
                                                    primarily in equity securities of companies in the
                                                    Asia Pacific region.
TCW Galileo Emerging Markets Equities Fund          Seeks long-term capital appreciation by investing
                                                    in equity securities of companies in emerging mar-
                                                    ket countries around the world.
TCW Galileo European Equities Fund                  Seeks long-term capital appreciation by investing
                                                    primarily in the securities of issuers located in
                                                    Europe.
TCW Galileo Japanese Equities Fund                  Seeks long-term capital appreciation by investing
                                                    primarily in Japanese equity securities.
TCW Galileo Select International Equities Fund      Seeks long-term capital appreciation by investing
  (formerly TCW Galileo International Equities      in equity securities of non-U.S. companies in both
  Fund)                                             developed and emerging market countries around the
                                                    world.
NON-DIVERSIFIED FIXED INCOME FUND
TCW Galileo Emerging Markets Income Fund            Seeks high total return from capital appreciation
                                                    and current income by investing in debt securities
                                                    issued or guaranteed by companies, financial
                                                    institutions, and government entities in emerging
                                                    market countries.

Ten TCW Galileo Funds (TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Select Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Value Opportunities Fund, TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bond Fund, TCW Galileo Total Return Mortgage-Backed Securities Fund and TCW Galileo European Equities Fund) offer two classes of shares: I Class and N Class. Shares of each class of the Funds represent an equal pro rata interest in the Funds and generally give the shareholder the same voting, dividend, liquidation, and other rights. The I Class shares are offered at the current net asset value. The N Class shares are also offered at the current net asset value, but are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Effective November 1, 2000, the TCW Galileo Value Opportunities Fund began offering N Class shares. Also, the TCW Galileo Technology Fund commenced operations on November 1, 2000 offering N Class shares.

89
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--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- ORGANIZATION (CONTINUED)

The TCW Galileo Flexible Income Fund, the TCW Galileo Growth Insights Fund, the TCW Galileo Health Sciences Fund and the TCW Galileo Focused Large Cap Value Fund commenced operations on November 1, 2000, December 1, 2000, December 1, 2000, and March 1, 2001, respectively, as new TCW Galileo Funds, offering N Class shares which are not currently available to the general public.

Effective March 1, 2001, the TCW Galileo International Equities Fund changed its name and investment objective. TCW Galileo Select International Equities Fund invests in equity securities of non-U.S. companies in both developed and emerging market companies around the world. Previously, the Fund invested in primarily underlying TCW Galileo Funds.

Effective August 1, 2001, the TCW Galileo Latin America Equities Fund merged into the TCW Galileo Emerging Markets Equities Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

PRINCIPLES OF ACCOUNTING: The Funds use the accrual method of accounting for financial reporting purposes.

SECURITY VALUATIONS: Equity fund securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY LENDING: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market

90
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                                                                OCTOBER 31, 2001

value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 3).

OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no option contracts entered into during the year ended October 31, 2001.

DEFERRED ORGANIZATION COSTS: Organizational cost of approximately $5,000 for the TCW Galileo Value Opportunities Fund has been deferred and is being amortized on a straight line basis over a five-year period from the commencement of operations. Organizational costs for all other U.S. Equities funds have been fully amortized.

USE OF ESTIMATES: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

ALLOCATION OF OPERATING ACTIVITY: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to that class' operations (see Note 6). All other expenses are charged to each Fund as incurred on a specific identification basis.

NET ASSET VALUE: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares on each business day as of 1:00 P.M. Pacific Standard/Daylight Time.

DIVIDENDS AND DISTRIBUTIONS: The TCW Galileo Convertible Securities Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other equity funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The TCW Galileo Aggressive Growth Equities Fund, the TCW Galileo Convertible Securities Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Large Cap Growth Fund, the TCW Galileo Large Cap Value Fund, the TCW Galileo Select Equities Fund, and the TCW Galileo

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--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Small Cap Growth Fund reclassified (amounts in thousands) $18,541, $4,063, $18,955, $858, $1,680, $52,851, and $5,982, respectively, from undistributed net realized gains to paid in capital at October 31, 2001, as a result of permanent differences between book and tax.

NOTE 3 -- SECURITY LENDING

The Funds listed below loaned securities that were collateralized in cash which was invested in short-term investments as of October 31, 2001 (amounts in thousands):

                                        MARKET VALUE OF                             SECURITIES
                                       LOANED SECURITIES     COLLATERAL VALUE     LENDING INCOME*
                                       ------------------    ----------------    -----------------
TCW Galileo Aggressive Growth
  Equities Fund                        $           23,912    $        25,462     $              81
TCW Galileo Convertible Securities
  Fund                                              2,642              2,772                     8
TCW Galileo Earnings Momentum Fund                  1,551              1,655                     9
TCW Galileo Large Cap Growth Fund                     631                800                     3
TCW Galileo Large Cap Value Fund                    1,050              1,077                    10
TCW Galileo Select Equities Fund                   23,025             23,972                    61
TCW Galileo Small Cap Growth Fund                  42,696             45,150                   213
TCW Galileo Small Cap Value Fund                      216                228                     1
TCW Galileo Value Opportunities
  Fund                                             39,788             41,337                    23

  *  NET OF BROKER FEES.

Securities lending income is included in interest income in the Statements of Operations.

NOTE 4 -- FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2001, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

                                 TCW GALILEO                    TCW GALILEO  TCW GALILEO
                                 AGGRESSIVE      TCW GALILEO     EARNINGS      FOCUSED
                                   GROWTH        CONVERTIBLE     MOMENTUM     LARGE CAP
                                EQUITIES FUND  SECURITIES FUND     FUND      VALUE FUND
                                -------------  ---------------  -----------  -----------
Unrealized Appreciation           $   33,101      $  1,538        $ 1,340     $     17
Unrealized (Depreciation)            (46,582)       (6,056)        (1,228)        (101)
                                  ----------      --------        -------     --------
Net Unrealized Appreciation
  (Depreciation)                  $  (13,481)     $ (4,518)       $   112     $    (84)
                                  ==========      ========        =======     ========
Cost of Investments for
  Federal Income Tax Purposes     $  153,104      $ 51,820        $ 9,208     $  1,018
                                  ==========      ========        =======     ========

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                                                                OCTOBER 31, 2001

                                                                TCW GALILEO
                                 TCW GALILEO     TCW GALILEO     LARGE CAP   TCW GALILEO
                                   GROWTH          HEALTH         GROWTH      LARGE CAP
                                INSIGHTS FUND   SCIENCES FUND      FUND      VALUE FUND
                                -------------  ---------------  -----------  -----------
Unrealized Appreciation           $       67      $     19        $ 1,271     $  4,829
Unrealized (Depreciation)             (1,008)          (63)          (737)     (16,264)
                                  ----------      --------        -------     --------
Net Unrealized Appreciation
  (Depreciation)                  $     (941)     $    (44)       $   534     $(11,435)
                                  ==========      ========        =======     ========
Cost of Investments for
  Federal Income Tax Purposes     $    3,996      $    419        $13,774     $150,960
                                  ==========      ========        =======     ========

                                 TCW GALILEO     TCW GALILEO    TCW GALILEO  TCW GALILEO
                                   SELECT         SMALL CAP      SMALL CAP   TECHNOLOGY
                                EQUITIES FUND    GROWTH FUND    VALUE FUND      FUND
                                -------------  ---------------  -----------  -----------
Unrealized Appreciation           $   57,599      $ 37,526        $   237     $     26
Unrealized (Depreciation)           (270,078)      (83,885)          (566)        (424)
                                  ----------      --------        -------     --------
Net Unrealized Appreciation
  (Depreciation)                  $ (212,479)     $(46,359)       $  (329)    $   (398)
                                  ==========      ========        =======     ========
Cost of Investments for
  Federal Income Tax Purposes     $1,200,923      $319,588        $ 4,742     $  1,319
                                  ==========      ========        =======     ========

                                 TCW GALILEO
                                    VALUE
                                OPPORTUNITIES
                                    FUND
                                -------------
Unrealized Appreciation           $   26,457
Unrealized (Depreciation)            (16,352)
                                  ----------
Net Unrealized Appreciation
  (Depreciation)                  $   10,105
                                  ==========
Cost of Investments for
  Federal Income Tax Purposes     $  435,577
                                  ==========

At October 31, 2001, the following funds had net capital loss carryforwards for federal income tax purposes (amounts in thousands):

                                        EXPIRING IN
                                ---------------------------
                                2006   2007   2008   2009
                                ----  ------  ----  -------
TCW Galileo Aggressive Growth
  Equities Fund                 $--   $   --  $ --  $43,858
TCW Galileo Convertible
  Securities Fund                --       --    --   11,537
TCW Galileo Earnings Momentum
  Fund                           --       --    --    4,193
TCW Galileo Focused Large Cap
  Value Fund                     --       --    --       39
TCW Galileo Growth Insights
  Fund                           --       --    --      427
TCW Galileo Health Sciences
  Fund                           --       --    --      100
TCW Galileo Large Cap Growth
  Fund                           --       --    --    5,692
TCW Galileo Large Cap Value
  Fund                           11    1,081   417    5,011
TCW Galileo Select Equities
  Fund                           --       --    --   96,926
TCW Galileo Small Cap Growth
  Fund                           --       --    --   76,527
TCW Galileo Technology Fund      --       --    --      461

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--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- FUND EXPENSES

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Galileo Aggressive Growth Equities Fund          1.00%
TCW Galileo Convertible Securities Fund              0.75%
TCW Galileo Earnings Momentum Fund                   1.00%
TCW Galileo Focused Large Cap Value Fund             0.65%*
TCW Galileo Growth Insights Fund                     0.90%*
TCW Galileo Health Sciences Fund                     0.90%*
TCW Galileo Large Cap Growth Fund                    0.55%
TCW Galileo Large Cap Value Fund                     0.55%
TCW Galileo Select Equities Fund                     0.75%
TCW Galileo Small Cap Growth Fund                    1.00%
TCW Galileo Small Cap Value Fund                     1.00%
TCW Galileo Technology Fund                          1.00%
TCW Galileo Value Opportunities Fund                 0.80%

  *  CURRENTLY, THE ADVISOR IS WAIVING THE MANAGEMENT FEE.

The ordinary operating expenses for all funds (each share class) are limited to the average total expense ratio as reported by Lipper Analytical Services, Inc. for each fund's respective investment objective, which is subject to change on a monthly basis. At October 31, 2001, the average expense ratios reported by Lipper Analytical Services, Inc. as they relate to the investment objective of each Fund were:

TCW Galileo Aggressive Growth Equities Fund          1.63%
TCW Galileo Convertible Securities Fund              1.52%
TCW Galileo Earnings Momentum Fund                   1.59%
TCW Galileo Focused Large Cap Value Fund             1.44%
TCW Galileo Growth Insights Fund                     1.63%
TCW Galileo Health Sciences Fund                     1.75%
TCW Galileo Large Cap Growth Fund                    1.46%
TCW Galileo Large Cap Value Fund                     1.44%
TCW Galileo Select Equities Fund                     1.46%
TCW Galileo Small Cap Growth Fund                    1.57%
TCW Galileo Small Cap Value Fund                     1.57%
TCW Galileo Technology Fund                          1.77%
TCW Galileo Value Opportunities Fund                 1.50%

Certain officers and/or directors of the Company are officers and/or directors of the Advisor.

NOTE 6 -- DISTRIBUTION PLAN

The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each fund. Under the terms of the Distribution Plan, each fund compensates the distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class shares for distribution and related services.

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                                                                OCTOBER 31, 2001

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended October 31, 2001, were as follows (amounts in thousands):

                                   TCW GALILEO       TCW GALILEO     TCW GALILEO      TCW GALILEO
                                AGGRESSIVE GROWTH    CONVERTIBLE      EARNINGS     FOCUSED LARGE CAP
                                  EQUITIES FUND    SECURITIES FUND  MOMENTUM FUND     VALUE FUND
                                -----------------  ---------------  -------------  -----------------
Purchases at Cost                   $ 71,030          $ 97,720        $ 12,872         $  1,514
                                    ========          ========        ========         ========
Sales Proceeds                      $ 41,832          $103,652        $  8,140         $    498
                                    ========          ========        ========         ========

                                   TCW GALILEO       TCW GALILEO     TCW GALILEO      TCW GALILEO
                                     GROWTH            HEALTH         LARGE CAP        LARGE CAP
                                  INSIGHTS FUND     SCIENCES FUND    GROWTH FUND      VALUE FUND
                                -----------------  ---------------  -------------  -----------------
Purchases at Cost                   $  7,273          $    778        $ 23,343         $149,476
                                    ========          ========        ========         ========
Sales Proceeds                      $  2,873          $    288        $ 23,868         $114,724
                                    ========          ========        ========         ========

                                   TCW GALILEO       TCW GALILEO     TCW GALILEO      TCW GALILEO
                                     SELECT           SMALL CAP       SMALL CAP       TECHNOLOGY
                                  EQUITIES FUND      GROWTH FUND     VALUE FUND          FUND
                                -----------------  ---------------  -------------  -----------------
Purchases at Cost                   $735,676          $160,655        $  5,084         $  2,067
                                    ========          ========        ========         ========
Sales Proceeds                      $100,967          $ 81,994        $  1,643         $    293
                                    ========          ========        ========         ========

                                   TCW GALILEO
                                      VALUE
                                  OPPORTUNITIES
                                      FUND
                                -----------------
Purchases at Cost                   $426,634
                                    ========
Sales Proceeds                      $125,223
                                    ========

There were no purchases or sales of U.S. Government Securities for the year ended October 31, 2001.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transaction in each fund's shares were as follows:

TCW GALILEO AGGRESSIVE GROWTH           YEAR ENDED                    YEAR ENDED
EQUITIES FUND                        OCTOBER 31, 2001              OCTOBER 31, 2000
I CLASS                         ---------------------------  ----------------------------
                                                 AMOUNT                        AMOUNT
                                  SHARES     (IN THOUSANDS)     SHARES     (IN THOUSANDS)
                                -----------  --------------  ------------  --------------
Shares Sold                       4,937,114   $     75,135     4,004,832    $    122,909
Shares Issued upon
  Reinvestment of Dividends         353,415          7,630       791,005          19,591
Shares Redeemed                  (5,303,529)       (74,334)   (3,289,641)        (99,796)
                                -----------   ------------   -----------    ------------
Net Increase (Decrease)             (13,000)  $      8,431     1,506,196    $     42,704
                                ===========   ============   ===========    ============

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
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U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

TCW GALILEO AGGRESSIVE GROWTH           YEAR ENDED                    YEAR ENDED
EQUITIES FUND                        OCTOBER 31, 2001              OCTOBER 31, 2000
N CLASS                         ---------------------------  ----------------------------
                                                 AMOUNT                        AMOUNT
                                  SHARES     (IN THOUSANDS)     SHARES     (IN THOUSANDS)
                                -----------  --------------  ------------  --------------
Shares Sold                       3,060,362   $     47,664     1,780,163    $     55,024
Shares Issued upon
  Reinvestment of Dividends          79,930          1,717        17,223             485
Shares Redeemed                  (2,405,652)       (32,766)     (347,953)        (10,311)
                                -----------   ------------   -----------    ------------
Net Increase                        734,640   $     16,615     1,449,433    $     45,198
                                ===========   ============   ===========    ============

TCW GALILEO CONVERTIBLE SECURITIES          YEAR ENDED                    YEAR ENDED
FUND                                     OCTOBER 31, 2001              OCTOBER 31, 2000
I CLASS                             ---------------------------  ----------------------------
                                                     AMOUNT                        AMOUNT
                                      SHARES     (IN THOUSANDS)     SHARES     (IN THOUSANDS)
                                    -----------  --------------  ------------  --------------
Shares Sold                           2,944,410   $     35,248     1,425,345    $     23,018
Shares Issued upon Reinvestment of
  Dividends                           1,004,834         11,483       385,856           5,234
Shares Redeemed                      (3,078,918)       (36,739)     (894,653)        (13,013)
                                    -----------   ------------   -----------    ------------
Net Increase                            870,326   $      9,992       916,548    $     15,239
                                    ===========   ============   ===========    ============

TCW GALILEO EARNINGS MOMENTUM              YEAR ENDED                    YEAR ENDED
FUND                                    OCTOBER 31, 2001              OCTOBER 31, 2000
I CLASS                             ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                     SHARES      (IN THOUSANDS)    SHARES      (IN THOUSANDS)
                                    -----------  --------------  ------------  --------------
Shares Sold                             826,796   $      6,394        86,976    $      1,839
Shares Issued upon Reinvestment of
  Dividends                             268,244          2,025       300,226           7,556
Shares Redeemed                        (155,696)        (1,556)   (1,407,640)        (21,409)
                                    -----------   ------------   -----------    ------------
Net Increase (Decrease)                 939,344   $      6,863    (1,020,438)   $    (12,014)
                                    ===========   ============   ===========    ============

TCW GALILEO FOCUSED LARGE CAP VALUE
FUND                                       MARCH 1, 2001
N CLASS                                  (COMMENCEMENT OF
                                        OPERATIONS) THROUGH
                                         OCTOBER 31, 2001
                                     ---------------------------
                                                     AMOUNT
                                      SHARES      (IN THOUSANDS)
                                     -----------  --------------
Shares Sold                              104,499   $      1,045
                                     -----------   ------------
Net Increase                             104,499   $      1,045
                                     ===========   ============

TCW GALILEO GROWTH INSIGHTS FUND
N CLASS                                  DECEMBER 1, 2000
                                         (COMMENCEMENT OF
                                       OPERATIONS) THROUGH
                                         OCTOBER 31, 2001
                                     ---------------------------
                                                    AMOUNT
                                      SHARES      (IN THOUSANDS)
                                     -----------  --------------
Shares Sold                              473,777   $      4,411
                                     -----------   ------------
Net Increase                             473,777   $      4,411
                                     ===========   ============

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                                                                OCTOBER 31, 2001

TCW GALILEO HEALTH SCIENCES FUND
N CLASS                                  DECEMBER 1, 2000
                                         (COMMENCEMENT OF
                                       OPERATIONS) THROUGH
                                         OCTOBER 31, 2001
                                     ---------------------------
                                                    AMOUNT
                                      SHARES      (IN THOUSANDS)
                                     -----------  --------------
Shares Sold                               50,001   $        500
                                     -----------   ------------
Net Increase                              50,001   $        500
                                     ===========   ============

TCW GALILEO LARGE CAP GROWTH FUND
I CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                              931,076   $     11,358       293,600    $      5,695
Shares Issued upon Reinvestment of
  Dividends                              116,139          1,797        64,995           1,117
Shares Redeemed                       (1,014,678)       (11,645)     (294,592)         (5,822)
                                     -----------   ------------   -----------    ------------
Net Increase                              32,537   $      1,510        64,003    $        990
                                     ===========   ============   ===========    ============

TCW GALILEO LARGE CAP GROWTH FUND
N CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                               11,097   $        114        19,725    $        379
Shares Issued upon Reinvestment of
  Dividends                                1,600             25           278              25
Shares Redeemed                           (1,432)           (18)       (7,493)           (149)
                                     -----------   ------------   -----------    ------------
Net Increase                              11,265   $        121        12,510    $        255
                                     ===========   ============   ===========    ============

TCW GALILEO LARGE CAP VALUE FUND
I CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                            5,434,510   $     69,532     5,371,969    $     69,549
Shares Issued upon Reinvestment of
  Dividends                               38,474            518        23,554             285
Shares Redeemed                       (2,491,003)       (31,427)   (1,480,796)        (18,134)
                                     -----------   ------------   -----------    ------------
Net Increase                           2,981,981   $     38,623     3,914,727    $     51,700
                                     ===========   ============   ===========    ============

TCW GALILEO LARGE CAP VALUE FUND
N CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                               94,979   $      1,218       284,746    $      3,834
Shares Issued upon Reinvestment of
  Dividends                                  540              7            19              --
Shares Redeemed                         (126,863)        (1,532)      (18,152)           (240)
                                     -----------   ------------   -----------    ------------
Net Increase (Decrease)                  (31,344)  $       (307)      266,613    $      3,594
                                     ===========   ============   ===========    ============

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

TCW GALILEO SELECT EQUITIES FUND
I CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                           38,904,560   $    697,517    15,908,847    $    409,792
Shares Issued upon Reinvestment of
  Dividends                            1,336,426         29,498       472,656          10,251
Shares Redeemed                       (9,393,105)      (164,677)   (6,655,554)       (161,977)
                                     -----------   ------------   -----------    ------------
Net Increase                          30,847,881   $    562,338     9,725,949    $    258,066
                                     ===========   ============   ===========    ============

TCW GALILEO SELECT EQUITIES FUND
N CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                           10,738,377   $    193,810     5,833,644    $    151,761
Shares Issued upon Reinvestment of
  Dividends                              381,395          8,366        40,661             927
Shares Redeemed                       (3,871,542)       (67,708)     (663,718)        (16,426)
                                     -----------   ------------   -----------    ------------
Net Increase                           7,248,230   $    134,468     5,210,587    $    136,262
                                     ===========   ============   ===========    ============

TCW GALILEO SMALL CAP GROWTH FUND
I CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                            6,349,204   $    140,232     7,586,939    $    336,830
Shares Issued upon Reinvestment of
  Dividends                              242,031          7,214       417,754          15,840
Shares Redeemed                       (7,146,558)      (150,598)   (5,863,737)       (253,595)
                                     -----------   ------------   -----------    ------------
Net Increase (Decrease)                 (555,323)  $     (3,152)    2,140,956    $     99,075
                                     ===========   ============   ===========    ============

TCW GALILEO SMALL CAP GROWTH FUND
N CLASS                                     YEAR ENDED                   YEAR ENDED
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                            5,013,999   $    102,478     2,895,479    $    123,734
Shares Issued upon Reinvestment of
  Dividends                               63,469          1,882         2,092             151
Shares Redeemed                       (2,782,800)       (57,154)     (452,066)        (18,254)
                                     -----------   ------------   -----------    ------------
Net Increase                           2,294,668   $     47,206     2,445,505    $    105,631
                                     ===========   ============   ===========    ============

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2001

                                                                        JUNE 14, 2000
TCW GALILEO SMALL CAP VALUE FUND                                      (COMMENCEMENT OF
I CLASS                                     YEAR ENDED               OPERATIONS) THROUGH
                                         OCTOBER 31, 2001             OCTOBER 31, 2000
                                     ---------------------------  ----------------------------
                                                    AMOUNT                        AMOUNT
                                      SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                     -----------  --------------  ------------  --------------
Shares Sold                              301,605   $      3,725        98,263    $      1,000
Shares Issued upon Reinvestment of
  Dividends                                2,203             23            --              --
Shares Redeemed                          (22,190)          (271)           --              --
                                     -----------   ------------   -----------    ------------
Net Increase                             281,618   $      3,477        98,263    $      1,000
                                     ===========   ============   ===========    ============

TCW GALILEO TECHNOLOGY FUND
N CLASS                                  NOVEMBER 1, 2000
                                         (COMMENCEMENT OF
                                       OPERATIONS) THROUGH
                                         OCTOBER 31, 2001
                                     ---------------------------
                                                    AMOUNT
                                      SHARES      (IN THOUSANDS)
                                     -----------  --------------
Shares Sold                            1,278,043   $     11,877
Shares Redeemed                       (1,020,292)       (10,108)
                                     -----------   ------------
Net Increase                             257,751   $      1,769
                                     ===========   ============

TCW GALILEO VALUE OPPORTUNITIES FUND
I CLASS                                      YEAR ENDED                   YEAR ENDED
                                          OCTOBER 31, 2001             OCTOBER 31, 2000
                                      ---------------------------  ----------------------------
                                                     AMOUNT                        AMOUNT
                                       SHARES      (IN THOUSANDS)   SHARES       (IN THOUSANDS)
                                      -----------  --------------  ------------  --------------
Shares Sold                            22,786,461   $    360,428     1,767,014    $     23,290
Shares Issued upon Reinvestment of
  Dividends                               376,366          5,149       274,811           2,940
Shares Redeemed                        (5,281,464)       (83,847)     (789,260)         (8,965)
                                      -----------   ------------   -----------    ------------
Net Increase                           17,881,363   $    281,730     1,252,565    $     17,265
                                      ===========   ============   ===========    ============

TCW GALILEO VALUE OPPORTUNITIES FUND
N CLASS                                   NOVEMBER 1, 2000
                                          (COMMENCEMENT OF
                                      OFFERING OF N CLASS SHARES)
                                              THROUGH
                                          OCTOBER 31, 2001
                                      ---------------------------
                                                     AMOUNT
                                       SHARES      (IN THOUSANDS)
                                      -----------  --------------
Shares Sold                             4,517,763   $     74,933
Shares Issued upon Reinvestment of
  Dividends                                    46              1
Shares Redeemed                          (977,339)       (15,055)
                                      -----------   ------------
Net Increase                            3,540,470   $     59,879
                                      ===========   ============

NOTE 9 -- RESTRICTED SECURITIES

The following restricted securities held by the Funds as of October 31, 2001, were valued both at the date of acquisition and October 31, 2001, in accordance with the security valuation policy of the Funds described in Note 2. The restricted securities include securities purchased in private placement transactions without registration under the Securities Act of 1933, as well as Rule 144A securities. Such securities generally may be sold only in a privately negotiated

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 9 -- RESTRICTED SECURITIES (CONTINUED)

transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Each fund will bear any costs incurred in connection with the disposition of such securities.

TCW GALILEO CONVERTIBLE SECURITIES FUND:

PRINCIPAL
AMOUNT OR
NUMBER OF                                          DATE OF
  SHARES    INVESTMENT                           ACQUISITION     COST
----------  -----------------------------------  -----------  ----------
$  755,000  American International Group,          12/11/00   $  694,335
            Exchangeable Home Depot, Inc.,
            (144A), 1%, due 02/14/06
$1,335,000  ASM Lithography Holding N.V.,          11/19/99    1,346,569
            (144A), 4.25%, due 11/30/04
$  235,000  ASM Lithography Holding N.V.,          10/17/01      235,000
            (144A), 5.75%, due 10/15/06
$  500,000  Charter Communications, Inc.,          10/25/00      500,000
            (144A), 5.75%, due 10/15/05
$  815,000  E*TRADE Group, Inc., (144A), 6%,       02/02/00      784,328
            due 02/01/07
$  280,000  E*TRADE Group, Inc., (144A), 6.75%,    05/23/01      280,000
            due 05/15/08
   170,000  Echostar Communications Corp.,         12/03/99      170,000
            (144A), 4.875%, due 01/01/07
$  570,000  Exchangeable Certificates Corp.,       07/16/99      565,802
            (144A), 0.25%, due 07/17/06
$  705,000  Freeport-McMoran Copper & Gold,        08/01/01      705,000
            Inc., (144A), 8.25%, due 01/31/06
$  680,000  GlobeSpan, Inc., (144A), 5.25%,        05/07/01      660,274
            due 05/15/06
$  500,000  Network Associates, Inc., (144A),      08/13/01      502,129
            5.25%, due 08/15/06
$1,180,000  News America, Inc., (144A), 0%,        02/21/01      603,526
            due 02/28/21
$  745,000  Nortel Networks Corp., (144A),         08/09/01      745,000
            4.25%, due 09/01/08
    11,200  QBE Insurance Group, Ltd., (144A),     08/01/00      595,600
            $4.00
     1,000  Radio One, Inc., (144A), $65.00        07/11/00      864,000
$  290,000  Rational Software Corp., (144A),       01/27/00      290,000
            5%, due 02/01/07
$1,305,000  Roche Holdings, Inc., Exchangeable     01/12/00      913,708
            Genentech, Inc., (144A), 0%,
            due 01/19/15
$1,475,000  SPX Corp., (144A), 0%, due 02/06/21    01/31/01      867,706
$  565,000  Symantec Corp., (144A), 3%,            10/18/01      571,050
            due 11/01/06
$  520,000  Teva Pharmaceutical Industries,        08/14/01      520,000
            Ltd., (144A), 0.75%, due 08/15/21
$  390,000  UBS AG, Exchangeable TranSwitch        04/11/01      390,969
            Corp., (144A), 14%, due 04/25/02
     4,900  Washington Mutual, Inc., (144A),       04/24/01      245,000
            $2.688

The total value of restricted securities is $11,966,694 which represents 23.3% of net assets of the Fund at October 31, 2001.

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                       YEAR ENDED OCTOBER 31,
                           ----------------------------------------------
                            2001      2000      1999     1998      1997
                           -------  --------  --------  -------  --------
Net Asset Value per
  Share, Beginning of
  Year                     $ 28.11  $  22.29  $  11.35  $  9.40  $   9.19
                           -------  --------  --------  -------  --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss)        (0.13)    (0.25)    (0.14)   (0.11)    (0.08)
Net Realized and
  Unrealized Gain (Loss)
  on Investments            (16.92)     8.80     12.68     2.06      0.29
                           -------  --------  --------  -------  --------
Total from Investment
  Operations                (17.05)     8.55     12.54     1.95      0.21
                           -------  --------  --------  -------  --------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain              (0.92)    (2.73)    (1.60)      --        --
                           -------  --------  --------  -------  --------
Net Asset Value per
  Share, End of Year       $ 10.14  $  28.11  $  22.29  $ 11.35  $   9.40
                           =======  ========  ========  =======  ========
Total Return                (62.42)%    40.14%   121.34%   20.74%     2.28%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $91,698  $254,452  $168,193  $84,904  $135,850
Ratio of Expenses to
  Average Net Assets          1.18%     1.13%     1.14%    1.17%     1.12%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                     (0.83)%    (0.82)%    (0.79)%   (1.03)%    (0.86)%
Portfolio Turnover Rate      25.47%    44.85%    64.12%   55.36%    50.45%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                        MARCH 1, 1999
                                                        (COMMENCEMENT
                                        YEAR ENDED      OF OFFERING OF
                                       OCTOBER 31,     N CLASS SHARES)
                                     ----------------      THROUGH
                                      2001     2000    OCTOBER 31, 1999
                                     -------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period                $ 28.01  $ 22.27       $16.07
                                     -------  -------       ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)                  (0.18)   (0.35)       (0.12)
Net Realized and Unrealized Gain
  (Loss) on Investments               (16.86)    8.82         6.32
                                     -------  -------       ------
Total from Investment Operations      (17.04)    8.47         6.20
                                     -------  -------       ------
LESS DISTRIBUTIONS:
Distributions from Net Realized
  Gain                                 (0.92)   (2.73)          --
                                     -------  -------       ------
Net Asset Value per Share, End of
  Period                             $ 10.05  $ 28.01       $22.27
                                     =======  =======       ======
Total Return                          (62.63)%   39.68%       38.58% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                         $23,018  $43,578       $2,367
Ratio of Expenses to Average Net
  Assets                                1.57%(3)    1.48%(3)        1.47% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                   (1.22)%   (1.15)%       (0.92)% (2)
Portfolio Turnover Rate                25.47%   44.85%       64.12% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 IN THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.57% (THE REIMBURSEMENT IS LESS THAN 0.01%) AND 1.53% FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000, RESPECTIVELY, AND 6.83% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO CONVERTIBLE SECURITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                                               JANUARY 2, 1997
                                                                (COMMENCEMENT
                                 YEAR ENDED OCTOBER 31,         OF OPERATIONS)
                           ----------------------------------      THROUGH
                            2001     2000     1999     1998    OCTOBER 31, 1997
                           -------  -------  -------  -------  ----------------
Net Asset Value per
  Share, Beginning of
  Period                   $ 15.17  $ 12.66  $ 10.53  $ 11.41      $ 10.00
                           -------  -------  -------  -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income         0.44     0.40     0.41     0.37         0.31
Net Realized and
  Unrealized Gain (Loss)
  on Investments             (4.31)    3.63     2.56    (0.08)        1.43
                           -------  -------  -------  -------      -------
Total from Investment
  Operations                 (3.87)    4.03     2.97     0.29         1.74
                           -------  -------  -------  -------      -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income          (0.46)   (0.40)   (0.34)   (0.37)       (0.33)
Distributions in Excess
  of Net Investment
  Income                     (0.02)   (0.05)      --    (0.05)          --
Distributions from Net
  Realized Gain              (1.84)   (1.07)   (0.50)   (0.75)          --
                           -------  -------  -------  -------      -------
Total Distributions          (2.32)   (1.52)   (0.84)   (1.17)       (0.33)
                           -------  -------  -------  -------      -------
Net Asset Value per
  Share, End of Period     $  8.98  $ 15.17  $ 12.66  $ 10.53      $ 11.41
                           =======  =======  =======  =======      =======
Total Return                (28.37)%   33.59%   29.68%    2.69%       17.66% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)           $51,388  $73,628  $49,830  $27,388      $36,890
Ratio of Expenses to
  Average Net Assets          1.04%    1.06%    1.03%    1.05%(3)        0.95% (2)(3)
Ratio of Net Investment
  Income to Average Net
  Assets                      4.05%    2.64%    3.53%    3.34%        3.54% (2)
Portfolio Turnover Rate     169.18%  193.02%  150.91%  139.65%      141.43% (1)

(1) FOR THE PERIOD JANUARY 2, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1997 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND TO 0.95% OF NET ASSETS THROUGH OCTOBER 31, 1997 AND 1.05% OF NET ASSETS THROUGH DECEMBER 31, 1998. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.16% FOR THE YEAR ENDED OCTOBER 31, 1998 AND 1.51% FOR THE PERIOD JANUARY 2, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO EARNINGS MOMENTUM FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                      YEAR ENDED OCTOBER 31,
                           --------------------------------------------
                            2001     2000     1999     1998      1997
                           -------  -------  -------  -------  --------
Net Asset Value per
  Share, Beginning of
  Year                     $ 15.69  $ 15.12  $ 10.56  $ 13.87  $  13.01
                           -------  -------  -------  -------  --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss)        (0.06)   (0.19)   (0.16)   (0.14)    (0.12)
Net Realized and
  Unrealized Gain (Loss)
  on Investments             (4.05)    4.11     5.26    (2.20)     1.98
                           -------  -------  -------  -------  --------
Total from Investment
  Operations                 (4.11)    3.92     5.10    (2.34)     1.86
                           -------  -------  -------  -------  --------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain              (5.95)   (3.35)   (0.54)   (0.97)    (1.00)
                           -------  -------  -------  -------  --------
Net Asset Value per
  Share, End of Year       $  5.63  $ 15.69  $ 15.12  $ 10.56  $  13.87
                           =======  =======  =======  =======  ========
Total Return                (35.84)%   26.67%   50.23%  (17.76)%    15.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $ 7,670  $ 6,651  $21,838  $32,299  $101,667
Ratio of Expenses to
  Average Net Assets          1.61%(1)    1.52%(1)    1.46%    1.27%     1.17%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                     (0.88)%   (1.08)%   (1.30)%   (1.10)%    (0.96)%
Portfolio Turnover Rate     102.89%  152.72%  118.87%   51.25%    93.06%

(1) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES AS DISCLOSED IN NOTE 5 OF THE NOTES TO FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 2.74% AND 1.54%, FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                     MARCH 1, 2001
                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                        THROUGH
                                                    OCTOBER 31, 2001
                                                    ----------------
Net Asset Value per Share, Beginning of Period           $ 10.00
                                                         -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss)                                      (0.03)
Net Realized and Unrealized (Loss) on Investments          (1.17)
                                                         -------
Total from Investment Operations                           (1.20)
                                                         -------
Net Asset Value per Share, End of Period                 $  8.80
                                                         =======
Total Return                                              (12.00)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                 $   919
Ratio of Expenses to Average Net Assets                     1.49% (2)(3)
Ratio of Net Investment (Loss) to Average Net
  Assets                                                   (0.44)% (2)
Portfolio Turnover Rate                                    83.29% (1)

(1) FOR THE PERIOD MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSE OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 10.29% FOR THE PERIOD MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

105
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TCW GALILEO GROWTH INSIGHTS FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                    DECEMBER 1, 2000
                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                        THROUGH
                                                    OCTOBER 31, 2001
                                                    ----------------
Net Asset Value per Share, Beginning of Period          $ 10.00
                                                        -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss)                                     (0.10)
Net Realized and Unrealized (Loss) on Investments         (3.54)
                                                        -------
Total from Investment Operations                          (3.64)
                                                        -------
Net Asset Value per Share, End of Period                $  6.36
                                                        =======
Total Return                                             (36.40)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                $ 3,015
Ratio of Expenses to Average Net Assets                    1.60% (2)(3)
Ratio of Net Investment (Loss) to Average Net
  Assets                                                  (1.32)% (2)
Portfolio Turnover Rate                                  138.34% (1)

(1) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 4.63% FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO HEALTH SCIENCES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                    DECEMBER 1, 2000
                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                        THROUGH
                                                    OCTOBER 31, 2001
                                                    ----------------
Net Asset Value per Share, Beginning of Period           $10.00
                                                         ------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss)                                     (0.10)
                                                         ------
Net Realized and Unrealized (Loss) on Investments         (2.89)
                                                         ------
Total from Investment Operations                          (2.99)
                                                         ------
Net Asset Value per Share, End of Period                 $ 7.01
                                                         ======
Total Return                                             (29.90)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                 $  350
Ratio of Expenses to Average Net Assets                    1.73% (2)(3)
Ratio of Net Investment (Loss) to Average Net
  Assets                                                  (1.38)% (2)
Portfolio Turnover Rate                                   91.66% (1)

(1) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 30, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENT. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 23.27% FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                                             JUNE 3, 1998
                                                            (COMMENCEMENT
                                 YEAR ENDED OCTOBER 31,     OF OPERATIONS)
                                -------------------------      THROUGH
                                 2001     2000     1999    OCTOBER 31, 1998
                                -------  -------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period           $ 17.97  $ 16.58  $ 11.18       $10.00
                                -------  -------  -------       ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)             (0.09)   (0.09)   (0.09)          --
Net Realized and Unrealized
  Gain (Loss) on Investments      (7.85)    2.42     6.00         1.18
                                -------  -------  -------       ------
Total from Investment
  Operations                      (7.94)    2.33     5.91         1.18
                                -------  -------  -------       ------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                   (1.40)   (0.94)   (0.51)          --
                                -------  -------  -------       ------
Net Asset Value per Share, End
  of Period                     $  8.63  $ 17.97  $ 16.58       $11.18
                                =======  =======  =======       ======
Total Return                     (47.53)%   13.97%   54.59%       11.80% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                    $12,889  $26,247  $23,164       $7,800
Ratio of Expenses to Average
  Net Assets                       1.45%(3)    1.04%    1.30%        0.91% (2)(3)
Ratio of Net Investment (Loss)
  to Average Net Assets           (0.84)%   (0.46)%   (0.64)%       (0.07)% (2)
Portfolio Turnover Rate          134.42%  113.62%   78.02%       50.76% (1)

(1) FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 1.51% FOR THE YEAR ENDED OCTOBER 31, 2001 AND 2.53% FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                      MARCH 1, 1999
                                                      (COMMENCEMENT
                                       YEAR ENDED     OF OFFERING OF
                                      OCTOBER 31,    N CLASS SHARES)
                                     --------------      THROUGH
                                      2001    2000   OCTOBER 31, 1999
                                     ------  ------  ----------------
Net Asset Value per Share,
  Beginning of Period                $17.91  $16.60       $13.70
                                     ------  ------       ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)                 (0.09)  (0.17)       (0.08)
Net Realized and Unrealized Gain
  (Loss) on Investments               (7.82)   2.42         2.98
                                     ------  ------       ------
Total from Investment Operations      (7.91)   2.25         2.90
                                     ------  ------       ------
LESS DISTRIBUTIONS:
Distributions from Net Realized
  Gain                                (1.40)  (0.94)          --
                                     ------  ------       ------
Net Asset Value per Share, End of
  Period                             $ 8.60  $17.91       $16.60
                                     ======  ======       ======
Total Return                         (47.55)%  13.58%       21.17% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                         $  249  $  317       $   86
Ratio of Expenses to Average Net
  Assets                               1.45%(3)   1.40%(3)        1.46% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                  (0.82)%  (0.86)%       (0.74)% (2)
Portfolio Turnover Rate              134.42% 113.62%       78.02% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 14.46% AND 13.96% FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000, RESPECTIVELY, AND 392.27% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                                               JUNE 3, 1998
                                                              (COMMENCEMENT
                                  YEAR ENDED OCTOBER 31,      OF OPERATIONS)
                                ---------------------------      THROUGH
                                  2001      2000     1999    OCTOBER 31, 1998
                                --------  --------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period           $  14.12  $  11.82  $ 10.12       $10.00
                                --------  --------  -------       ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income               0.08      0.10     0.09         0.04
Net Realized and Unrealized
  Gain (Loss) on Investments       (3.12)     2.31     1.66         0.08
                                --------  --------  -------       ------
Total from Investment
  Operations                       (3.04)     2.41     1.75         0.12
                                --------  --------  -------       ------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income                (0.09)    (0.11)   (0.05)          --
                                --------  --------  -------       ------
Net Asset Value per Share, End
  of Period                     $  10.99  $  14.12  $ 11.82       $10.12
                                ========  ========  =======       ======
Total Return                      (21.62)%    20.46%   17.30%        1.20% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                    $137,425  $134,388  $66,234       $7,505
Ratio of Expenses to Average
  Net Assets                        0.72%     0.79%    0.85%        0.55% (2)(3)
Ratio of Net Investment Income
  to Average Net Assets             0.67%     0.75%    0.79%        1.04% (2)
Portfolio Turnover Rate            82.83%   108.54%  142.36%       83.84% (1)

(1) FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 2.48% FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                        MARCH 1, 1999
                                                        (COMMENCEMENT
                                       YEAR ENDED      OF OFFERING OF
                                       OCTOBER 31,     N CLASS SHARES)
                                     ---------------       THROUGH
                                      2001     2000   OCTOBER 31, 1999
                                     -------  ------  -----------------
Net Asset Value per Share,
  Beginning of Period                $ 14.10  $11.79     $    11.07
                                     -------  ------     ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income                     --    0.02           0.06
                                     -------  ------     ----------
Net Realized and Unrealized Gain
  (Loss) on Investments                (3.12)   2.34           0.66
                                     -------  ------     ----------
Total from Investment Operations       (3.12)   2.36           0.72
                                     -------  ------     ----------
LESS DISTRIBUTIONS:
Distributions from Net Investment
  Income                               (0.03)  (0.05)            --
                                     -------  ------     ----------
Net Asset Value per Share, End of
  Period                             $ 10.95  $14.10     $    11.79
                                     =======  ======     ==========
Total Return                          (22.19)%  20.04%          6.51% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                         $ 2,631  $3,829     $       58
Ratio of Expenses to Average Net
  Assets                                1.40%(3)   1.28%(3)          1.46% (2)(3)
Ratio of Net Investment Income
  (Loss) to Average Net Assets         (0.01)%   0.13%          0.71% (2)
Portfolio Turnover Rate                82.83% 108.54%        142.36% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.90% AND 5.05% FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000, RESPECTIVELY, AND 163.61% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SELECT EQUITIES FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                        YEAR ENDED OCTOBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net Asset Value per
  Share, Beginning of
  Year                     $  25.68  $  20.69  $  16.89  $  19.29  $  15.93
                           --------  --------  --------  --------  --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income
  (Loss)                      (0.09)    (0.08)    (0.07)    (0.02)     0.01
Net Realized and
  Unrealized Gain (Loss)
  on Investments              (9.82)     5.99      6.32      3.38      3.57
                           --------  --------  --------  --------  --------
Total from Investment
  Operations                  (9.91)     5.91      6.25      3.36      3.58
                           --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income              --        --        --        --     (0.02)
Distributions from Net
  Realized Gain               (1.32)    (0.92)    (2.45)    (5.76)    (0.20)
                           --------  --------  --------  --------  --------
    Total Distributions       (1.32)    (0.92)    (2.45)    (5.76)    (0.22)
                           --------  --------  --------  --------  --------
Net Asset Value per
  Share, End of Year       $  14.45  $  25.68  $  20.69  $  16.89  $  19.29
                           ========  ========  ========  ========  ========
Total Return                 (40.36)%    29.38%    42.12%    23.83%    22.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $787,637  $607,897  $288,546  $184,865  $156,113
Ratio of Expenses to
  Average Net Assets           0.87%     0.85%(1)     0.88%     0.86%     0.83%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets          (0.52)%    (0.31)%    (0.39)%    (0.14)%     0.08%
Portfolio Turnover Rate       12.25%    52.37%    48.29%   103.51%    39.22%

(1) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTE TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 0.86% FOR THE YEAR ENDED OCTOBER 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SELECT EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                          MARCH 1, 1999
                                                          (COMMENCEMENT
                                         YEAR ENDED       OF OFFERING OF
                                        OCTOBER 31,      N CLASS SHARES)
                                     ------------------      THROUGH
                                       2001      2000    OCTOBER 31, 1999
                                     --------  --------  ----------------
Net Asset Value per Share,
  Beginning of Period                $  25.56  $  20.67      $ 17.62
                                     --------  --------      -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)                   (0.15)    (0.16)       (0.07)
Net Realized and Unrealized Gain
  (Loss) on Investments                 (9.77)     5.97         3.12
                                     --------  --------      -------
Total from Investment Operations        (9.92)     5.81         3.05
                                     --------  --------      -------
LESS DISTRIBUTIONS:
Distributions from Net Realized
  Gain                                  (1.32)    (0.92)          --
                                     --------  --------      -------
Net Asset Value per Share, End of
  Period                             $  14.32  $  25.56      $ 20.67
                                     ========  ========      =======
Total Return                           (40.58)%    28.92%       17.31% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                         $191,638  $156,804      $19,111
Ratio of Expenses to Average Net
  Assets                                 1.20%     1.17%        1.46% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                    (0.84)%    (0.64)%       (0.53)% (2)
Portfolio Turnover Rate                 12.25%    52.37%       48.29% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 2.66% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                        YEAR ENDED OCTOBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net Asset Value per
  Share, Beginning of
  Year                     $  37.71  $  30.81  $  16.48  $  18.74  $  17.17
                           --------  --------  --------  --------  --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss)         (0.15)    (0.32)    (0.22)    (0.18)    (0.15)
Net Realized and
  Unrealized Gain (Loss)
  on Investments             (21.54)     9.29     14.82     (0.90)     1.91
                           --------  --------  --------  --------  --------
Total from Investment
  Operations                 (21.69)     8.97     14.60     (1.08)     1.76
                           --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain               (0.74)    (2.07)    (0.27)    (1.18)    (0.19)
                           --------  --------  --------  --------  --------
Net Asset Value per
  Share, End of Year       $  15.28  $  37.71  $  30.81  $  16.48  $  18.74
                           ========  ========  ========  ========  ========
Total Return                 (58.44)%    28.91%    89.63%    (5.98)%    10.38%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $143,672  $375,377  $240,792  $116,050  $144,756
Ratio of Expenses to
  Average Net Assets           1.14%     1.12%     1.14%     1.13%     1.14%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                      (0.64)%    (0.74)%    (0.94)%    (0.95)%    (0.89)%
Portfolio Turnover Rate       29.24%    50.94%    74.52%    63.67%    60.52%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                        MARCH 1, 1999
                                                        (COMMENCEMENT
                                        YEAR ENDED      OF OFFERING OF
                                       OCTOBER 31,     N CLASS SHARES)
                                     ----------------      THROUGH
                                      2001     2000    OCTOBER 31, 1999
                                     -------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period                $ 37.54  $ 30.74       $20.62
                                     -------  -------       ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)                  (0.21)   (0.43)       (0.20)
Net Realized and Unrealized Gain
  (Loss) on Investments               (21.43)    9.30        10.32
                                     -------  -------       ------
Total from Investment Operations      (21.64)    8.87        10.12
                                     -------  -------       ------
LESS DISTRIBUTIONS:
Distributions from Net Realized
  Gain                                 (0.74)   (2.07)          --
                                     -------  -------       ------
Net Asset Value per Share, End of
  Period                             $ 15.16  $ 37.54       $30.74
                                     =======  =======       ======
Total Return                          (58.54)%   28.56%       49.08% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                         $72,209  $92,621       $  671
Ratio of Expenses to Average Net
  Assets                                1.44%    1.42%(3)        1.53% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                   (0.95)%   (1.02)%       (1.15)% (2)
Portfolio Turnover Rate                29.24%   50.94%       74.52% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.44% FOR THE YEAR ENDED OCTOBER 31, 2000 AND 35.14% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                                        JUNE 14, 2000
                                                        (COMMENCEMENT
                                          YEAR ENDED    OF OPERATIONS)
                                          OCTOBER 31,      THROUGH
                                             2001      OCTOBER 31, 2000
                                          -----------  ----------------
Net Asset Value per Share, Beginning of
  Period                                    $10.97          $10.00
                                            ------          ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)                        (0.10)             --
Net Realized and Unrealized Gain on
  Investments                                 0.36            0.97
                                            ------          ------
Total from Investment Operations              0.26            0.97
                                            ------          ------
LESS DISTRIBUTIONS:
Distributions from Net Realized Gain         (0.24)             --
                                            ------          ------
Net Asset Value per Share, End of Period    $10.99          $10.97
                                            ======          ======
Total Return                                  2.43%           9.70% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)    $4,174          $1,078
Ratio of Expenses to Average Net Assets       1.58% (3)        1.55% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                         (0.85)%            --% (2)(4)
Portfolio Turnover Rate                      77.09%          32.18% (1)

(1) FOR THE PERIOD JUNE 14, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 6.09% FOR THE YEAR ENDED OCTOBER 31, 2001 AND 7.52% FOR THE PERIOD JUNE 14, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(4)  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS IS LESS THAN 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO TECHNOLOGY FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                    NOVEMBER 1, 2000
                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                        THROUGH
                                                    OCTOBER 31, 2001
                                                    ----------------
Net Asset Value per Share, Beginning of Period           $10.00
                                                         ------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss)                                     (0.07)
Net Realized and Unrealized (Loss) on Investments         (6.44)
                                                         ------
Total from Investment Operations                          (6.51)
                                                         ------
Net Asset Value per Share, End of Period                 $ 3.49
                                                         ======
Total Return                                             (65.10)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                 $  899
Ratio of Expenses to Average Net Assets                    1.70% (1)(2)
Ratio of Net Investment (Loss) to Average Net
  Assets                                                  (1.27)% (1)
Portfolio Turnover Rate                                   41.01%

(1)  ANNUALIZED.
(2) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 20.84% FOR THE PERIOD NOVEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                                            NOVEMBER 3, 1997
                                                             (COMMENCEMENT
                                  YEAR ENDED OCTOBER 31,     OF OPERATIONS)
                                --------------------------      THROUGH
                                  2001     2000     1999    OCTOBER 31, 1998
                                --------  -------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period           $  14.87  $ 11.23  $  9.24      $ 10.00
                                --------  -------  -------      -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (Loss)       (0.01)    0.05    (0.01)          --
Net Realized and Unrealized
  Gain (Loss) on Investments        2.38     4.80     2.00        (0.75)
                                --------  -------  -------      -------
Total from Investment
  Operations                        2.37     4.85     1.99        (0.75)
                                --------  -------  -------      -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income                (0.01)      --       --           --
Distributions in Excess of Net
  Investment Income                (0.05)      --       --        (0.01)
Distributions from Net
  Realized Gain                    (1.24)   (1.21)      --           --
                                --------  -------  -------      -------
Total Distributions                (1.30)   (1.21)      --        (0.01)
                                --------  -------  -------      -------
Net Asset Value per Share, End
  of Period                     $  15.94  $ 14.87  $ 11.23      $  9.24
                                ========  =======  =======      =======
Total Return                       17.56%   47.19%   21.54%       (7.49)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                    $347,960  $58,644  $30,238      $28,634
Ratio of Expenses to Average
  Net Assets                        1.02%    1.15%    1.18%        1.16% (2)
Ratio of Net Investment Income
  (Loss) to Average Net Assets     (0.04)%    0.41%   (0.10)%        0.05% (2)
Portfolio Turnover Rate            75.80%  137.41%  140.07%       97.30% (1)

(1) FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO VALUE OPPORTUNITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                    NOVEMBER 1, 2000
                                                     (COMMENCEMENT
                                                     OF OFFERING OF
                                                    N CLASS SHARES)
                                                        THROUGH
                                                    OCTOBER 31, 2001
                                                    ----------------
Net Asset Value per Share, Beginning of Period          $ 14.85
                                                        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss)                                     (0.10)
Net Realized and Unrealized Gain on Investments            2.42
                                                        -------
Total from Investment Operations                           2.32
                                                        -------
LESS DISTRIBUTIONS:
Distributions in Excess of Net Investment Income          (0.02)
Distributions from Net Realized Gain                      (1.24)
                                                        -------
Total Distributions                                       (1.26)
                                                        -------
Net Asset Value per Share, End of Period                $ 15.91
                                                        =======
Total Return                                              17.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                $56,327
Ratio of Expenses to Average Net Assets                    1.49% (1)
Ratio of Net Investment (Loss) to Average Net
  Assets                                                  (0.62)%
Portfolio Turnover Rate                                   75.80%

(1) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIALS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 1.62% FOR THE YEAR NOVEMBER 1, 2000 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------

U.S. EQUITIES
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Convertible Securities Fund, TCW Galileo Earnings Momentum Fund, TCW Galileo Focused Large Cap Value Fund, TCW Galileo Growth Insights Fund, TCW Galileo Health Sciences Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Select Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Small Cap Value Fund, TCW Galileo Technology Fund, and TCW Galileo Value Opportunities Fund (the "TCW Galileo U.S. Equities Funds") (thirteen of twenty-five funds comprising TCW Galileo Funds, Inc.) as of October 31, 2001 and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods ended October 31, 2001 and 2000, and the financial highlights for each of the respective periods in the periods ended October 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Galileo U.S. Equities Funds as of October 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

December 17, 2001
Los Angeles, California

                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. EQUITIES
TAX INFORMATION NOTICE (UNAUDITED)

On account of the year ended October 31, 2001, the following funds paid capital gain distributions within the meaning of Section 852(b)(3)(c) of the Internal Revenue Code. The Funds also designate as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

FUND                                                             AMOUNTS PER SHARE
----                                                            -------------------
TCW Galileo Small Cap Value Fund                                       $0.03
TCW Galileo Value Opportunities Fund                                    0.23

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For income tax preparation purposes, please refer to the calendar year end information you will receive from the Funds' transfer agent in January 2002.

TCW GALILEO FUNDS
October 31, 2001

SHAREHOLDER INFORMATION

DIRECTORS AND OFFICERS

Marc I. Stern
Director and Chairman of the Board

Alvin R. Albe, Jr.
Director and President

John C. Argue
Director

Norman Barker, Jr.
Director

Richard W. Call
Director

Matthew K. Fong
Director

John A. Gavin
Director

Patrick C. Haden
Director

Thomas E. Larkin, Jr.
Director

Charles W. Baldiswieler
Senior Vice President

Michael E. Cahill
Senior Vice President,
General Counsel and Assistant Secretary

Ron R. Redell
Senior Vice President

Philip K. Holl
Secretary

Hilary G.D. Lord
Assistant Secretary

David S. DeVito
Treasurer

George Winn
Assistant Treasurer

INVESTMENT ADVISOR

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
(213) 244-0000

CUSTODIAN & ADMINISTRATOR

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

TCW Brokerage Services
865 South Figueroa Street
Los Angeles, California 90017

INDEPENDENT AUDITORS

Deloitte & Touche, LLP
350 South Grand Avenue
Los Angeles, California 90071

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